[GRAPHIC OMITTED]

BULLISH PROFUNDS VP
     Bull
     OTC
     Asia 30
     Europe 30
     Japan
     Mid-Cap Value
     Mid-Cap Growth
     Small-Cap Value
     Small-Cap Growth
     U.S. Government Plus
     Bull Plus
     UltraMid-Cap
     UltraSmall-Cap
     UltraOTC

BEARISH PROFUNDS VP
     Bear
     Short OTC
     Rising Rates Opportunity

SECTOR PROFUNDS VP
     Banks
     Basic Materials
     Biotechnology
     Consumer Cyclical
     Consumer Non-Cyclical
     Energy
     Financial
     Healthcare
     Industrial
     Internet
     Pharmaceuticals
     Precious Metals
     Real Estate
     Semiconductor
     Technology
     Telecommunications
     Utilities

   > Prospectus

     May 1, 2002

[GRAPHIC OMITTED]

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   >   Table of Contents

   1   PROFUNDS VP OVERVIEW

  13   BULLISH PROFUNDS VP

  14   Bull
  15   OTC
  16   Asia 30
  18   Europe 30
  20   Japan
  22   Mid-Cap Value
  23   Mid-Cap Growth
  24   Small-Cap Value
  25   Small-Cap Growth
  26   U.S. Government Plus
  27   Bull Plus
  28   UltraMid-Cap
  30   UltraSmall-Cap
  32   UltraOTC

  35   BEARISH PROFUNDS VP

  36   Bear
  37   Short OTC
  38   Rising Rates Opportunity

  39   SECTOR PROFUNDS VP

  40   Banks
  41   Basic Materials
  42   Biotechnology
  43   Consumer Cyclical
  44   Consumer Non-Cyclical
  45   Energy
  46   Financial
  47   Healthcare
  48   Industrial
  49   Internet
  50   Pharmaceuticals
  51   Precious Metals
  52   Real Estate
  53   Semiconductor
  54   Technology
  55   Telecommunications
  56   Utilities

  57   GENERAL PROFUNDS VP INFORMATION

  61   PROFUNDS VP MANAGEMENT

  65   FINANCIAL HIGHLIGHTS

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

> ProFunds VP Overview

"EACH PROFUND VP SEEKS TO PROVIDE ITS SHAREHOLDERS WITH PREDICTABLE DAILY INVESTMENT RETURNS APPROXIMATING ITS BENCHMARK BY INVESTING IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS."


                                                        ProFunds VP Overview > 1

> ProFunds VP Overview

PROFUNDS VP OBJECTIVES

The ProFunds VP described in this prospectus seek to provide daily investment results, before fees and expenses, that correspond to the daily performance of a particular benchmark.(1)

BULLISH PROFUNDS VP: These ProFunds VP seek to provide daily investment results, before fees and expenses, that either match (100%), increase one and one quarter times (125%), increase one and one half times (150%) or double (200%) the daily performance of an index or security.

PROFUND VP             INDEX                   DAILY OBJECTIVE   TYPES OF COMPANIES IN INDEX
----------------------------------------------------------------------------------------------------------
Bull                   S&P 500(R)Index         Match (100%)      Diverse, widely traded, large
                                                                 capitalization

OTC                    NASDAQ-100 Index(R)     Match (100%)      Large capitalization, most with
                                                                 technology and/or growth orientation

Asia 30                ProFunds Asia           Match (100%)      Companies whose principal offices are
                       30 Index                                  located in the Asia/Pacific region,
                                                                 excluding Japan, whose securities are
                                                                 traded in the U.S.

Europe 30              ProFunds Europe         Match (100%)      Large capitalization, widely traded
                       30 Index                                  European stocks

Japan                  Nikkei 225              Match (100%)      Large capitalization, widely traded
                       Stock Average                             Japanese stocks

Mid-Cap Value          S&P MidCap 400/         Match (100%)      Diverse, widely traded, mid-capitalization
                       BARRA Value Index

Mid-Cap Growth         S&P MidCap 400/         Match (100%)      Diverse, widely traded, mid-capitalization
                       BARRA Growth Index

Small-Cap Value        S&P SmallCap 600/       Match (100%)      Diverse, small capitalization
                       BARRA Value Index

Small-Cap Growth       S&P SmallCap 600/       Match (100%)      Diverse, small capitalization
                       BARRA Growth Index

U.S. Government Plus   Most recently           One and one       U.S. Treasury securities
                       issued 30-year times    quarter(125%)
                       U.S. Treasury Bond

Bull Plus              S&P 500 Index           One and one half  Diverse, widely traded, large
                                               times (150%)      capitalization

UltraMid-Cap           S&P MidCap 400 Index    Double (200%)     Diverse, widely traded, mid-capitalization

UltraSmall-Cap         Russell 2000(R)Index    Double (200%)     Diverse, small capitalization

UltraOTC               NASDAQ-100 Index        Double (200%)     Large capitalization, most with
                                                                 technology and/or growth orientation

BEARISH PROFUNDS VP: These ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%), increase one and one quarter times (125%) or double (200%) the inverse (opposite) of the daily performance of an index or security.

================================================================================
(1) A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Bull Plus has a benchmark of one and one half times (150%) the daily return of the S&P 500 Index.


2 < ProFunds VP Overview

PROFUND VP                 INDEX                  DAILY OBJECTIVE          TYPES OF COMPANIES IN INDEX
Bear                       S&P 500 Index          100% of the Inverse      Diverse, widely traded, large
                                                                           capitalization

Short OTC                  NASDAQ-100 Index       100% of the Inverse      Large capitalization, most with
                                                                           technology and/or growth orientation

Rising Rates Opportunity   Most recently issued   125% of the              U.S. Treasury securities
                           30-year U.S. Treasury  Inverse
                            Bond

SECTOR PROFUNDS VP: The Sector ProFunds VP, other than ProFund VP Precious Metals, seek to provide daily investment results, before fees and expenses, that correspond to the daily performance of a specified Dow Jones U.S. index.

                       DOW JONES
PROFUNDS VP            U.S. INDEX               DAILY OBJECTIVE   TYPES OF COMPANIES IN INDEX
Banks                  Banks                    Match (100%)      Securities within the banks sector of the
                                                                  U.S. equity market

Basic Materials        Basic Materials Sector   Match (100%)      Securities within the basic materials
                                                                  sector of the U.S. equity market

Biotechnology          Biotechnology            Match (100%)      Securities within the biotechnology
                                                                  sector of the U.S. equity market

Consumer Cyclical      Consumer Cyclical        Match (100%)      Securities within the consumer cyclical
                       Sector                                     sector of the U.S. equity market

Consumer Non-Cyclical  Consumer Non-Cyclical    Match (100%)      Securities within the consumer
                       Sector                                     non-cyclical sector of the U.S. equity
                                                                  market

Energy                 Energy Sector            Match (100%)      Securities within the energy sector of the
                                                                  U.S. equity market

Financial              Financial Sector         Match (100%)      Securities within the financial sector of
                                                                  the U.S. equity market

Healthcare             Healthcare Sector        Match (100%)      Securities within the healthcare sector
                                                                  of the U.S. equity market

Industrial             Industrial Sector        Match (100%)      Securities within the industrial sector of
                                                                  the U.S. equity market

Internet               Composite Internet       Match (100%)      Securities within the internet sector of
                                                                  the U.S. equity market

Pharmaceuticals        Pharmaceuticals          Match (100%)      Securities within the pharmaceuticals
                                                                  sector of the U.S. equity market

Precious Metals        Philadelphia Stock       Match (100%)      Securities within the gold and silver
                       Exchange Gold and                          mining sector of the global equity
                       Silver Sector(SM) Index                    market

Real Estate            Real Estate              Match (100%)      Securities within the real estate sector of
                                                                  the U.S. equity market

Semiconductor          Semiconductor            Match (100%)      Securities within the semiconductor
                                                                  sector of the U.S. equity market

Technology             Technology Sector        Match (100%)      Securities within the technology sector
                                                                  of the U.S. equity market

Telecommunications     Telecommunications       Match (100%)      Securities within the telecommunications
                       Sector                                     sector of the U.S. equity market

Utilities              Utilities Sector         Match (100%)      Securities within the utilities sector of the
                                                                  U.S. equity market



                                                        ProFunds VP Overview > 3

> ProFunds VP Overview

BULLISH PROFUNDS VP

> The investment objective of each of ProFund VP Bull, ProFund VP OTC, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value and ProFund VP Small-Cap Growth is to seek daily investment results, before fees and expenses, that correspond to the daily performance of its benchmark index.

> The investment objective of ProFund VP U.S. Government Plus is to seek daily investment results, before fees and expenses, that correspond to one and one quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond").

> The investment objective of ProFund VP Bull Plus is to seek daily investment results, before fees and expenses, that correspond to one and one half times (150%) the daily performance of the S&P 500(R) Index. The investment results of ProFund VP Bull Plus should magnify (both positively and negatively) the daily performance of the S&P 500 Index.

> The investment objective of each of ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap and ProFund VP UltraOTC (collectively, "UltraBullish ProFunds VP") is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of a specified stock market index. The investment results of these ProFunds VP should magnify (both positively and negatively) the daily performance of its benchmark index.

BEARISH PROFUNDS VP

> The investment objective of each of ProFund VP Bear and ProFund VP Short OTC is to seek daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of its benchmark index.

> The investment objective of ProFund VP Rising Rates Opportunity is to seek daily investment results, before fees and expenses, that correspond to one and one quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued Long Bond.

> The net asset values of shares of these Bearish ProFunds VP should go down when the index underlying their benchmark goes up on a given day.

SECTOR PROFUNDS VP

> The investment objective of each of the 17 Sector ProFunds VP (except ProFund VP Precious Metals) described in this prospectus is to seek daily investment results, before fees and expenses, that correspond to the daily performance of a specified Dow Jones U.S. index. The investment objective of ProFund VP Precious Metals is to seek daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold and Silver SectorSM Index.

> These ProFunds VP are designed to allow investors to gain investment exposure to a particular economic sector of the U.S. or global economy.

4 < ProFunds VP Overview

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve a ProFund VP's investment objective of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, the ProFund VP's investment adviser, ProFund Advisors LLC ("ProFund Advisors"), uses a "passive" mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular security or instrument, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions. The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective indices. A ProFund VP may invest in securities that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective.

Each Bullish ProFund VP (with the exception of ProFund VP Bull, ProFund VP OTC, ProFund VP Bull Plus and ProFund VP UltraOTC) and each Sector ProFund VP, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to the type of investment suggested by its name. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, U.S. government securities, repurchase agreements, or a combination of the foregoing. For ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan, investments may also include depositary receipts.

The Bullish ProFunds VP (with the exception of ProFund VP Japan) and the Sector ProFunds VP principally invest in:

> A combination of securities and financial instruments that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index;

>   Futures contracts and options on futures contracts; and

> Financial instruments such as equity caps, collars, floors, swaps, forward contracts, depositary receipts, and options on securities and stock indices.

ProFund VP Japan principally invests in:

>   Futures contracts on stock indices, and options on futures contracts; and

>   Financial   instruments  such  as  equity  caps,  collars,   floors,  swaps,
    structured notes, depositary receipts, and options on securities and stock indices.

In addition, ProFund VP Japan may invest in a combination of stocks that in ProFund Advisors' opinion should simulate the movement of the Nikkei 225 Stock Average.

The Bearish ProFunds VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, the Bearish ProFunds VP principally invest in futures contracts, options on futures contracts, options contracts, swaps, forward contracts and other financial instruments, and engage in short sales. Pursuant to the techniques employed for the Bearish ProFunds VP, these instruments will typically generate a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund VP terminates the position.

All of the ProFunds VP may invest in futures contracts on stock indices, options on futures contracts, and the other financial instruments noted above as a substitute for


                                                        ProFunds VP Overview > 5

> ProFunds VP Overview

investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Each ProFund VP may hold U.S. government securities, including government agency securities, money market instruments or cash equivalents. In addition, all of the ProFunds VP may borrow money for investment purposes.

ProFund VP U.S. Government Plus, ProFund VP Bull Plus, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC and ProFund VP Rising Rates Opportunity may invest in futures contracts, options on futures contracts, options contracts, swaps and the other financial instruments noted above in order to produce economically "leveraged" investment results. Leverage is a way to magnify market movements into larger changes in the value of the investments of these ProFunds VP.

ProFund VP Asia 30 invests in financial instruments with values that reflect the performance of stocks of Asian companies. ProFund VP Europe 30 invests in financial instruments with values that reflect the performance of stocks of European companies. ProFund VP Japan may invest in financial instruments with values that reflect the performance of stocks issued by certain Japanese companies. ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan may invest in American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs), New York shares and ordinary shares traded on U.S. markets.

WHAT THE PROFUNDS VP DO

Each ProFund VP:

> Seeks to provide its shareholders with predictable daily investment returns approximating its benchmark by investing in securities and other financial instruments. These financial instruments may include futures, options on futures and swaps.

>    Uses a passive mathematical approach to investing its assets.

>    Pursues its objective regardless of market conditions, trends or direction.

> Seeks to provide positive or negative correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

ProFund Advisors does not:

> Conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP.

> Invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

>    Adopt  defensive   positions  by  investing  in  cash  or  other  financial
     instruments in anticipation of an adverse climate for the benchmark indices of the ProFunds VP.

In addition, the ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.


6 < ProFunds VP Overview

Investors should be aware that the investments made by a ProFund VP and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the ProFund VP.

PRINCIPAL RISKS OF INVESTING IN THE PROFUNDS VP

Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any ProFund VP will achieve its investment objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives. Some of the risks that are common (unless otherwise specified) to the ProFunds VP are:

MARKET RISK--The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Bearish ProFunds VP, should normally lose money on days when the index underlying their benchmark declines. Investors in a Bearish ProFund VP should lose money on days when the index underlying its benchmark increases.

EQUITY RISK--The ProFunds VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity, may seek exposure to the equity markets. The equity markets are volatile, and the value of securities, futures, option contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. Small and mid-capitalization companies may lack the financial and personnel resources to handle economic setbacks, and their securities typically are less liquid than larger companies' securities. The risk of equity investing may be particularly acute when a ProFund VP invests in the securities of issuers with small market capitalization. The Bearish ProFunds VP respond differently to these risks than positively correlated funds.

DEBT INSTRUMENT RISK--Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest principally in or seek exposure to debt instrments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Although there is no guarantee that a ProFund VP will achieve its investment objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise and the net asset value of ProFund VP Rising Rates Opportunity should decrease as interest rates fall.

CONCENTRATION RISK--Since each Sector ProFund VP maintains exposure to a limited number of issuers conducting business in a specific market or industry sector, it is subject to the risk that those issuers (or that market sector) will perform poorly, and the Sector ProFund VP will be negatively impacted by that poor performance.


                                                        ProFunds VP Overview > 7

> ProFunds VP Overview

CORRELATION RISK--A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high level of correlation. A ProFund VP may invest in securities or in other financial instruments not included in its underlying index. A ProFund VP may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive trade information after the exchange or market closes, potentially resulting in the ProFund VP being over or under exposed. An exchange or market may close early, which may result in a ProFund VP being unable to sell or buy securities on that day. An exchange or market may halt trading in securities held by a ProFund VP, which may result in a ProFund VP being unable to sell or buy certain options or futures contracts. In such circumstances, a ProFund VP may be unable to accurately price its outstanding investments or may incur substantial trading losses. In addition to other factors, actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported to the ProFund VP by the insurance companies prior to the time the ProFund VP's share price is calculated. These factors may adversely affect a ProFund VP's correlation with its benchmark. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective.

LEVERAGE RISK--ProFund VP U.S. Government Plus, ProFund VP Bull Plus, ProFund VP UltraMid-Cap, ProFund VP Ultra-Small Cap, ProFund VP UltraOTC and ProFund VP Rising Rates Opportunity employ leveraged investment techniques. All of the ProFunds VP may borrow money for investment purposes. Leveraged investment techniques provide greater investment exposure than a ProFund VP's investment. Use of leverage can magnify the effects of changes in the value of the ProFunds VP and makes them more volatile. The leveraged investment techniques that the ProFunds VP employ should cause investors in these ProFunds VP to lose more money in adverse environments.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES--The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, swaps, futures contracts and other similar instruments, particularly when used to create leverage, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

LIQUIDITY RISK--In certain circumstances, such as the disruption of the orderly markets for financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains. This risk may be particularly acute with respect to ProFund VP Precious Metals.

NON-DIVERSIFICATION RISK--The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund


8 > ProFunds VP Overview
might be. This risk may be particularly acute with respect to a ProFund VP whose benchmark index comprises a small number of stocks or other securities.

ACTIVE TRADING RISK--ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

SWAP COUNTERPARTY CREDIT RISK--The ProFunds VP are subject to credit or performance risk on the amount each ProFund VP expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a ProFund VP will cause the value of the ProFund VP to decrease.

OPERATIONAL RISK--There can be no assurances that any ProFund VP will grow to or maintain an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

THE INVESTMENT OBJECTIVE OF EACH PROFUND VP IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PROFUND VP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

WHO MAY WANT TO CONSIDER A PROFUNDS VP INVESTMENT

PROFUND VP BULL, PROFUND VP OTC, PROFUND VP ASIA 30, PROFUND VP EUROPE 30 and ProFund VP Japan may be appropriate for investors who want to receive investment results approximating the daily performance of a particular index.

PROFUND VP MID-CAP VALUE and PROFUND VP SMALL-CAP VALUE may be appropriate for investors who believe that investing in small- and mid-capitalization value stocks will achieve superior results over time, or who want to try to moderate risks associated with more aggressive, growth-oriented investments.

PROFUND VP MID-CAP GROWTH and PROFUND VP SMALL-CAP GROWTH may be appropriate for investors who believe that investing in small- and mid-capitalization growth stocks will achieve superior results over time.

PROFUND VP U.S. GOVERNMENT PLUS may be appropriate for investors who expect the yield on the most recently issued 30-year U.S. Treasury Bond to decrease.

PROFUND VP BULL PLUS may be appropriate for investors who want to receive investment results approximating 150% of the daily performance of the S&P 500(R) Index.

THE ULTRABULLISH PROFUNDS VP may be appropriate for investors who believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return, they will achieve superior results over time or are seeking to match an index's daily return with half the investment required of a conventional mutual fund. Investors in these ProFunds VP should understand that since each ULTRABULLISH PROFUND VP seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential for loss.


                                                        ProFunds VP Overview > 9

> ProFunds VP Overview

The BEARISH PROFUNDS VP, except PROFUND VP RISING RATES OPPORTUNITY, may be appropriate for investors who expect the underlying index to decrease and desire to earn a profit as a result of the index declining or who want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn that they anticipate.

PROFUND VP RISING RATES OPPORTUNITY may be appropriate for investors who expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.

THE SECTOR PROFUNDS VP may be appropriate for investors who desire to add investments in economic sectors with perceived above average growth potential, who actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change, and who want to hedge against anticipated price decreases of other holdings.

IMPORTANT CONCEPTS

> LEVERAGE and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value.

> FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day.

> SWAP AGREEMENTS are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by a BEARISH PROFUND VP to seek gains when its benchmark index declines or by any ProFund VP to achieve investment exposure to its benchmark index. If a ProFund VP returns the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund VP makes a profit on the difference. If the current market price is greater when the time comes to return the security, the ProFund VP will incur a loss on the transaction.

> AMERICAN DEPOSITARY RECEIPTS represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

> GLOBAL DEPOSITARY RECEIPTS are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.


10 < ProFunds VP Overview

> NEW YORK SHARES (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

THE PROFUNDS VP:

>    Are not federally insured

>    Are not guaranteed by any government agency

>    Are not bank deposits

>    Are not guaranteed to achieve their objectives


                                                       ProFunds VP Overview > 11

                       This page intentionally left blank



12 < ProFunds VP Overview

[GRAPHIC OMITTED]

     >    Bullish ProFunds VP

THE PROFUNDS VP CONTAINED IN THIS SECTION, EXCEPT PROFUND VP U.S. GOVERNMENT PLUS, ARE BENCHMARKED TO A SPECIFIC BROAD MARKET INDEX. THE FOLLOWING CHART OUTLINES THESE PROFUNDS VP, THEIR INDICES AND DAILY OBJECTIVES.

                                                             DAILY
PROFUND VP             INDEX                                 OBJECTIVE
------------------------------------------------------------------------------
Bull                   S&P 500(R)Index                       Match (100%)
OTC                    NASDAQ-100 Index(R)                   Match (100%)
Asia 30                ProFunds Asia 30 Index                Match (100%)
Europe 30              ProFunds Europe 30 Index              Match (100%)
Japan                  Nikkei 225 Stock Average              Match (100%)
Mid-Cap Value          S&P MidCap 400/BARRA Value Index      Match (100%)
Mid-Cap Growth         S&P MidCap 400/BARRA Growth Index     Match (100%)
Small-Cap Value        S&P SmallCap 600/BARRA Value Index    Match (100%)
Small-Cap Growth       S&P SmallCap 600/BARRA Growth Index   Match (100%)
U.S. Government Plus   Most recently issued 30-year          One and one quarter
                       U.S. Treasury Bond                    times (125%)
Bull Plus              S&P 500 Index                         One and one half
                                                             times (150%)
UltraMid-Cap           S&P MidCap 400 Index                  Double (200%)
UltraSmall-Cap         Russell 2000(R)Index                  Double (200%)
UltraOTC               NASDAQ-100 Index                      Double (200%)


                                                        Bullish ProFunds VP > 13

     >   ProFund VP Bull

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500(R) Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

The principal risks associated with ProFund VP Bull are discussed in the "Overview" section beginning on page 7.

FUND PERFORMANCE

Because ProFund VP Bull commenced operations on May 1, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


14 < Bullish ProFunds VP

     >   ProFund VP OTC

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index(R). Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The NASDAQ-100 Index contains 100 of the largest market capitalization and most active non-financial domestic and international companies listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ-100 Index include a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP OTC is also subject to the following risk:

TECHNOLOGY CONCENTRATION RISK--To the extent the NASDAQ-100 Index is currently concentrated in issuers conducting business in the technology sector, the technology companies making up ProFund VP OTC's investments are subject to risks such as:

>    intense competition, both domestically and internationally;

>    limited product lines, markets, financial resources or personnel;

> product obsolescence due to rapid technological developments and frequent new product introduction;

> dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and

> heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

FUND PERFORMANCE

Because ProFund VP OTC commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance such as indices.


                                                        Bullish ProFunds VP > 15

     >   ProFund VP Asia 30

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of the 30 largest market capitalization companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The companies whose securities currently comprise the Index are located in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan. The component companies in the ProFunds Asia 30 Index are determined annually based upon the market capitalization of each company. Their relative weights are determined based on a modified market capitalization method. ProFund VP Asia 30 will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. The component companies of the Index as of the date of this prospectus are listed in an appendix to the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Asia 30 is also subject to the following risks:

FOREIGN INVESTMENT RISK

> Because it focuses its investments in issuers located in Asia, ProFund VP Asia 30 may be particularly susceptible to economic, political or regulatory events affecting Asian companies, and Asian countries generally. For example, in 1997 and 1998, the values of some Asian currencies declined, triggering a loss of investor confidence that resulted in a decline in the value of the stock markets, and individual company stocks, in the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations.

> Certain Asian countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, ProFund VP Asia 30 may not have access to adequate or reliable company information.

> Asian stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or wrong.

> Securities purchased by ProFund VP Asia 30 may be impacted by fluctuations in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.


16 < Bullish ProFunds VP

SMALL COMPANY INVESTMENT RISK--ProFund VP Asia 30 could experience greater risks than a fund which invests primarily in larger-capitalization, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of larger companies.

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

> Small companies tend to lack the financial and personnel resources to handle industry-wide setbacks and, as a result, such setbacks could have a greater effect on the companies' share prices.

> Small company stocks are typically less liquid than large company stocks and liquidating positions in turbulent market conditions could become difficult.

SEMICONDUCTOR CONCENTRATION RISK--To the extent the ProFunds Asia 30 Index is concentrated in issuers conducting business in the semiconductor sector, the semiconductor companies making up ProFund VP Asia 30's investments are subject to risks such as:

> The prices of the securities of semiconductor companies may fluctuate widely due to risks of rapid obsolescence of products.

> These companies face intense competition, and may face competition from subsidized competitors with lower production costs.

>    The economic performance of the customers of semiconductor companies.

> Research costs and the risks that their products may not prove commercially successful.

> The securities of companies in the semiconductor sector may underperform those of other sectors and/or fixed income investments.

TELECOMMUNICATIONS CONCENTRATION  RISK--To the extent the ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up ProFund VP Asia 30's investments are subject to risks such as:

> Companies in this sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

>    Technological   innovations   may  make  the   products   and  services  of
     telecommunications companies obsolete.

>    The   securities  of  companies  in  the   telecommunications   sector  may
     underperform those of other sectors and/or fixed income investments.

FUND PERFORMANCE

Because ProFund VP Asia 30 is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        Bullish ProFunds VP > 17

     >   ProFund VP Europe 30

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of the
30 largest market capitalization companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as ADRs. The component companies of the Index as of the date of this prospectus are listed in an appendix to the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Europe 30 is also subject to the following risk:

FOREIGN INVESTMENT RISK

> Because it focuses its investments in issuers located in Europe, ProFund VP Europe 30 may be particularly susceptible to economic, political or regulatory events affecting European companies, and European countries generally. For example, European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms.

> Certain European countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, ProFund VP Europe 30 may not have access to adequate or reliable company information.

> European stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or wrong.

> The value of ADRs could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.


18 < Bullish ProFunds VP

FUND PERFORMANCE

The bar chart below shows how the performance of ProFund VP Europe 30 has varied from year to year. The tables show how the average annual total returns for ProFund VP Europe 30 compare to a broad measure of securities market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Of course, past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

           [Data below represents a bar chart in the printed document]

                      2000                          2001
                      ----                          ----
                    -12.75                         -24.14

DURING THE PERIOD COVERED IN THE BAR CHART, THE HIGHEST RETURN ON SHARES OF PROFUND VP EUROPE 30 FOR ONE QUARTER WAS 7.01% (QUARTER ENDED MARCH 31, 2000) AND THE LOWEST RETURN WAS -16.98% (QUARTER ENDED MARCH 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2001

                                      One              Since           Inception
                                      Year             Inception       Date
--------------------------------------------------------------------------------
ProFund VP Europe 30                  -24.14%          -9.00%          10/18/99
Dow Jones Stoxx 50 Index (1)(2)       -23.49%          -7.24%          10/18/99
ProFunds Europe 30 Index (2)          -24.47%          -9.97%          10/18/99

(1) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European stocks.

(2)  Reflects no deduction for fees or expenses.


                                                        Bullish ProFunds VP > 19

     >   ProFund VP Japan

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States. See "Risk Considerations" below for additional information. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Nikkei 225 Stock Average is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Nikkei 225 Stock Average is computed and distributed by the Nihon Keizai Shimbun.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Japan is also subject to the following risks:

FOREIGN INVESTMENT RISK

> The performance of ProFund VP Japan will depend heavily on how Japanese stock markets perform--something that depends on many factors, including economic, political and demographic trends. When Japanese stock prices fall, you generally should expect the value of your investment to fall as well.

> Because it focuses its investments in a single country, ProFund VP Japan may be particularly susceptible to economic, political or regulatory events affecting Japanese companies, and Japan generally. For example, Japanese economic growth has weakened and Japan's stock markets have significantly declined since the early 1990's, and the current economic conditions remain uncertain. Japanese companies could be hurt by a failure to successfully implement significant proposed reforms to Japan's economy and financial system, among other considerations.

> Japanese accounting and disclosure standards differ from U.S. standards. Accordingly, ProFund VP Japan may not have access to adequate or reliable company information.

> Japanese stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or wrong.

> Securities purchased by ProFund VP Japan may be priced in foreign currencies. The values of these securities, as well as futures contracts and other instruments in which ProFund VP Japan may invest, could change significantly as the Japanese yen or other currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.


20 < Bullish ProFunds VP

VALUATION TIME RISK--ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of ProFund VP Japan's performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFunds believes that over time ProFund VP Japan's performance will correlate highly with the movement of the Nikkei 225 Stock Average.

FUND PERFORMANCE

Because ProFund VP Japan is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        Bullish ProFunds VP > 21

     >   ProFund VP Mid-Cap Value

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/BARRA Value Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P MidCap 400/BARRA Value Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios (239 stocks as of March 31, 2002). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index.

The S&P MidCap 400 Index is a widely used measure of medium-capitalization U.S. stock performance. It consists of the common stocks of 400 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Mid-Cap Value is also subject to the following risks:

Mid-Cap Company Investment Risk--ProFund VP Mid-Cap Value could experience risks that a fund which invests primarily in large-capitalization, widely traded companies would not. Such risks could include:

> Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies; and

> Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

VALUE INVESTING RISK--An investment in ProFund VP Mid-Cap Value cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, investing in value stocks may produce more modest gains than investing in more growth-oriented stocks.

FUND PERFORMANCE

Because ProFund VP Mid-Cap Value is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


22 < Bullish ProFunds VP

     >   ProFund VP Mid-Cap Growth

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/BARRA Growth Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P MidCap 400/BARRA Growth Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have high price-to-book ratios (161 stocks as of March 31, 2002). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index.

The S&P MidCap 400 Index is a widely used measure of medium-capitalization U.S. stock performance. It consists of the common stocks of 400 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Mid-Cap Growth is also subject to the following risks:

MID-CAP COMPANY INVESTMENT RISK--ProFund VP Mid-Cap Growth could experience risks that a fund which invests primarily in large-capitalization, widely traded companies would not. Such risks could include:

> Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies; and

> Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

GROWTH INVESTING RISK--An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

FUND PERFORMANCE

Because ProFund VP Mid-Cap Growth is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        Bullish ProFunds VP > 23

     >   ProFund VP Small-Cap Value


GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/BARRA Value Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P SmallCap 600/BARRA Value Index is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600 Index that have low price-to-book ratios (379 stocks as of March 31, 2002). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization valued at under one billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial, and transportation sectors. Standard & Poor's(R) also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Small-Cap Value is also subject to the following risks:

SMALL COMPANY INVESTMENT RISK--ProFund VP Small-Cap Value could experience greater risks than a fund which invests primarily in large-capitalization, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of large companies;

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk;

> Small companies tend to lack the financial and personnel resources to handle industry-wide setbacks and, as a result, such setbacks could have a greater effect on the companies' share prices; and

> Small company stocks are typically less liquid than large company stocks and liquidating positions in turbulent market conditions could become difficult.

VALUE INVESTING RISK--An investment in ProFund VP Small-Cap Value cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, investing in value stocks may produce more modest gains than investing in more growth-oriented stocks.

FUND PERFORMANCE

Because ProFund VP Small-Cap Value is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


24 < Bullish ProFunds VP

     >   ProFund VP Small-Cap Growth

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/BARRA Growth Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600 Index that have high price-to-book ratios (221 stocks as of March 31, 2002). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization valued at under one billion dollars, chosen for market size, liquidity, and industry group representation. The Index comprises stocks from the industrial, utility, financial, and transportation sectors. Standard & Poor's(R) also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Small-Cap Growth is also subject to the following risks:

SMALL COMPANY INVESTMENT RISK--ProFund VP Small-Cap Growth could experience greater risks than a fund which invests primarily in large-capitalization, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of large companies;

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk;

> Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and, as a result, such setbacks could have a greater effect on the companies' share prices; and

> Small company stocks are typically less liquid than large company stocks and liquidating positions in turbulent market conditions could become difficult.

GROWTH INVESTING RISK--An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

FUND PERFORMANCE

Because ProFund VP Small-Cap Growth is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        Bullish ProFunds VP > 25

     >   ProFund VP U.S. Government Plus

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). If ProFund VP U.S. Government Plus is successful in meeting its objective, the net asset value of its shares should increase 125% as much as any daily increase in the price of the Long Bond on a given day. Conversely, the net asset value of shares of ProFund VP U.S. Government Plus should decrease 125% as much as any daily decrease in the price of the Long Bond on a given day.

Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP U.S. Government Plus is also subject to the following risks:

INTEREST RATE RISK--Debt securities generally are subject to interest rate risk, which is the risk that the securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than that of securities with shorter maturities.

REPURCHASE AGREEMENT RISK--A repurchase agreement exposes ProFund VP U.S. Government Plus to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, ProFund VP U.S. Government Plus can lose money because:

> it may not be able to sell the securities at the agreed-upon time and price; or

>    the securities lose value before they can be sold.

FUND PERFORMANCE

Because ProFund VP U.S. Government Plus is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


26 < Bullish ProFunds VP

     >   ProFund VP Bull Plus

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Bull Plus seeks daily investment results, before fees and expenses, that correspond to one and one half times (150%) the daily performance of the S&P 500(R) Index. If ProFund VP Bull Plus is successful in meeting its objective, it should gain approximately one and one half times as much as the S&P 500 Index when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately one and one half times as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P 500 Index is a widely used measure of large-capitalization U.S. stock market performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy. The companies in the S&P 500 Index account for nearly three-quarters of the value of all U.S. stocks.

PRINCIPAL RISK CONSIDERATIONS

The principal risks associated with ProFund VP Bull Plus are discussed in the "Overview" section beginning on page 7.

FUND PERFORMANCE

Because ProFund VP Bull Plus commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        Bullish ProFunds VP > 27

     >   ProFund VP UltraMid-Cap

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. If ProFund VP UltraMid-Cap is successful in meeting its objective, it should gain approximately twice as much as the S&P MidCap 400 Index when the prices of the securities in the S&P MidCap 400 Index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P MidCap 400 Index is a widely used measure of medium-capitalization U.S. stock market performance. It consists of the common stocks of 400 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP UltraMid-Cap is also subject to the following risk:

Mid-Cap Company Investment Risk--ProFund VP UltraMid-Cap could experience risks that a fund which invests primarily in large-capitalization, widely traded companies would not. Such risks could include:

> Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies; and

> Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

FUND PERFORMANCE

Because ProFund VP UltraMid-Cap is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


28 < Bullish ProFunds VP

                       This page intentionally left blank


                                                        Bullish ProFunds VP > 29

     >   ProFund VP UltraSmall-Cap

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000(R) Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000 Index when the prices of the securities in the Russell 2000 Index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Russell 2000 Index is an unmanaged index consisting of approximately 2,000 (1,905 as of March 31, 2002) of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the investable U.S. equity market.

Prior to May 1, 2000, ProFund VP UltraSmall-Cap was named the "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000 Index.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP UltraSmall-Cap is also subject to the following risk:

SMALL COMPANY INVESTMENT RISK--ProFund VP UltraSmall-Cap could experience greater risks than a fund which invests primarily in large-capitalization, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

> Small companies tend to lack the financial and personnel resources to handle industry-wide setbacks and, as a result, such setbacks could have a greater effect on small companies' share prices.

> Small company stocks are typically less liquid than large company stocks, and liquidating positions in turbulent market conditions could become difficult.


30 < Bullish ProFunds VP

FUND PERFORMANCE

The bar chart below shows how the performance of ProFund VP UltraSmall-Cap has varied from year to year. The tables show how the average annual total returns for ProFund VP UltraSmall-Cap compare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Of course, past performance is no guarantee of future results.

                   ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

           [Data below represents a bar chart in the printed document]

                         2000                      2001
                         ----                      ----
                       -22.14                      -7.61

DURING THE PERIOD COVERED IN THE BAR CHART, THE HIGHEST RETURN ON SHARES OF PROFUND VP ULTRASMALL-CAP FOR ONE QUARTER WAS 43.56% (QUARTER ENDED DECEMBER 31,
2001) AND THE LOWEST RETURN WAS -39.21% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2001

                                   One              Since            Inception
                                   Year             Inception        Date
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap          -7.61%           -6.47%           10/18/99
Russell 2000(R)Index (1)            1.03%            8.40%           10/18/99

(1) Reflects no deduction for fees or expenses.


                                                       Bullish ProFunds VP > 31

     >   ProFund VP UltraOTC

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index(R). If ProFund VP UltraOTC is successful in meeting its objective, it should gain approximately twice as much as the NASDAQ-100 Index when the prices of the securities in the NASDAQ-100 Index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The NASDAQ-100 Index contains 100 of the largest and most active non-financial domestic and international issuers listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ-100 Index include a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP UltraOTC is also subject to the following risk:

TECHNOLOGY CONCENTRATION RISK--To the extent the NASDAQ-100 Index is currently concentrated in issuers conducting business in the technology sector, the technology companies making up ProFund VP UltraOTC's investments are subject to:

>    intense competition, both domestically and internationally;

>    limited product lines, markets, financial resources or personnel;

> product obsolescence due to rapid technological developments and frequent new product introduction;

> dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and

> heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.


32 < Bullish ProFunds VP

FUND PERFORMANCE

The bar chart below shows how the performance of ProFund VP UltraOTC has varied from year to year. The tables show how the average annual total returns for ProFund VP UltraOTC compare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Of course, past performance is no guarantee of future results.

                   ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

           [Data below represents a bar chart in the printed document]

                           2000                     2001
                           ----                     ----
                          -73.37                   -68.72

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2001

                                     One              Since            Inception
                                     Year             Inception        Date
--------------------------------------------------------------------------------
ProFund VP UltraOTC                  -68.72%          -52.18%          10/18/99
NASDAQ-100 Index(R)(1)               -32.65%          -16.74%          10/18/99

(1) Reflects no deduction for fees or expenses.


                                                        Bullish ProFunds VP > 33

                       This page intentionally left blank


34 < Bullish ProFunds VP

[GRAPHIC OMITTED]

     >    Bearish ProFunds VP

THE PROFUNDS VP CONTAINED IN THIS SECTION, EXCEPT PROFUND VP RISING RATES OPPORTUNITY, ARE BENCHMARKED TO A SPECIFIC BROAD MARKET INDEX. THE FOLLOWING CHART OUTLINES THE BEARISH PROFUNDS VP, THEIR INDICES AND DAILY OBJECTIVES.

                                                             DAILY
 PROFUND VP                 INDEX                            OBJECTIVE
--------------------------------------------------------------------------------
 Bear                       S&P 500(R)Index                  100% of the Inverse
 Short OTC                  NASDAQ-100 Index(R)              100% of the Inverse
 Rising Rates Opportunity   Most recently issued 30-year     125% of the Inverse
                            U.S. Treasury Bond


                                                        Bearish ProFunds VP > 35

     >   ProFund VP Bear

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500(R) Index. If ProFund VP Bear is successful in meeting its objective, the net asset value of ProFund VP Bear shares should increase in proportion to any daily decrease in the level of the S&P 500 Index. Conversely, the net asset value of ProFund VP Bear shares should decrease in proportion to any daily increase in the level of the S&P 500 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The S&P 500 Index is a widely used measure of large-capitalization U.S. stock market performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Bear is also subject to inverse correlation risk. Shareholders in ProFund VP Bear should lose money when the S&P 500 Index, its underlying benchmark index, rises--a result that is the opposite from traditional equity mutual funds.

FUND PERFORMANCE

Because ProFund VP Bear commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


36 < Bearish ProFunds VP

     >   ProFund VP Short OTC

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index(R). If ProFund VP Short OTC is successful in meeting its objective, the net asset value of ProFund VP Short OTC shares should increase in proportion to any daily decrease in the level of the NASDAQ-100 Index. Conversely, the net asset value of shares of ProFund VP Short OTC should decrease in proportion to any daily increase in the level of the NASDAQ-100 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The NASDAQ-100 Index contains 100 of the largest capitalization and most active non-financial domestic and international companies listed on the NASDAQ Stock Market. Eligibility criteria for the NASDAQ-100 Index include a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Short OTC is also subject to the following risks:

TECHNOLOGY CONCENTRATION RISK--To the extent the NASDAQ-100 Index is currently concentrated in issuers conducting business in the technology sector, the technology companies making up ProFund VP Short OTC's investments are subject to risks such as:

>    intense competition, both domestically and internationally;

>    limited product lines, markets, financial resources or personnel;

> product obsolescence due to rapid technological developments and frequent new product introduction;

> dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and

> heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

INVERSE CORRELATION RISK--Shareholders in ProFund VP Short OTC should lose money when the NASDAQ-100 Index, its underlying benchmark index, rises--a result that is the opposite from traditional equity mutual funds.

FUND PERFORMANCE

Because ProFund VP Short OTC is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        Bearish ProFunds VP > 37

     >   ProFund VP Rising Rates Opportunity

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to 125% of the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). If ProFund VP Rising Rates Opportunity is successful in meeting its objective, the net asset value of ProFund VP Rising Rates Opportunity shares should decrease in proportion to any daily increase in the price of the Long Bond. Conversely, the net asset value of shares of ProFund VP Rising Rates Opportunity should increase in proportion to any daily decrease in the price of the Long Bond. Investment strategies common to the ProFunds VP are discussed in the "Overview Section" beginning on page 5.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Rising Rates Opportunity is also subject to the following risks:

INTEREST RATE RISK--Debt securities generally are subject to interest rate risk, which is the risk that the securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than that of securities with shorter maturities.

REPURCHASE AGREEMENT RISK--A repurchase agreement exposes ProFund VP Rising Rates Opportunity to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, ProFund VP Rising Rates Opportunity can lose money because:

> it may not be able to sell the securities at the agreed-upon time and price; or

>    the securities lose value before they can be sold.

INVERSE CORRELATION RISK--Shareholders in ProFund VP Rising Rates Opportunity should lose money when the price of the Long Bond rises--a result that is opposite from traditional bond mutual funds.

FUND PERFORMANCE

Because ProFund VP Rising Rates Opportunity is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


38 < Bearish ProFunds VP

[GRAPHIC OMITTED]

     >    Sector ProFunds VP

THE PROFUNDS VP CONTAINED IN THIS SECTION, OTHER THAN PROFUND VP PRECIOUS METALS, ARE BENCHMARKED TO A SPECIFIC DOW JONES U.S. INDEX. THE FOLLOWING CHART OUTLINES THESE PROFUNDS VP, THEIR INDICES AND DAILY OBJECTIVES.

                           DOW JONES                               DAILY
PROFUNDS VP                U.S. INDEX                            OBJECTIVE
-----------------------------------------------------------------------------
Banks                      Banks                                 Match (100%)
Basic Materials            Basic Materials Sector                Match (100%)
Biotechnology              Biotechnology                         Match (100%)
Consumer Cyclical          Consumer Cyclical Sector              Match (100%)
Consumer Non-Cyclical      Consumer Non-Cyclical Sector          Match (100%)
Energy                     Energy Sector                         Match (100%)
Financial                  Financial Sector                      Match (100%)
Healthcare                 Healthcare Sector                     Match (100%)
Industrial                 Industrial Sector                     Match (100%)
Internet                   Composite Internet                    Match (100%)
Pharmaceuticals            Pharmaceuticals                       Match (100%)
Precious Metals            Philadelphia Stock Exchange           Match (100%)
                           Gold and Silver Sector(SM) Index
Real Estate                Real Estate                           Match (100%)
Semiconductor              Semiconductor                         Match (100%)
Technology                 Technology Sector                     Match (100%)
Telecommunications         Telecommunications Sector             Match (100%)
Utilities                  Utilities Sector                      Match (100%)


                                                         Sector ProFunds VP > 39

     >   ProFund VP Banks



GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the banking economic sector of the U.S. equity market. This sector covers the global banking industry. All regional banks and savings and loans are covered. Investment and merchant banks are excluded from this sector.

As of March 31, 2002, the Index consisted of 103 stocks. Its three largest stocks were Bank of America Corp., Wells Fargo & Co. and J.P. Morgan Chase & Co. (which comprised 12.59%, 9.94% and 8.33%, respectively, of its market capitalization). ProFund VP Banks will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Banks is also subject to the following risks:

> Companies in this sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

> The profitability of companies in this sector is adversely affected by increases in interest rates.

> The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

>    Banks may be subject to severe price competition.

> Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the banking sector.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Banks is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.

40 < Sector ProFunds VP

     >   ProFund VP Basic Materials

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, chemicals, commodities, chemical specialty products, forest products, non-ferrous mining products, paper products, precious metals and steel.

As of March 31, 2002, the Index consisted of 64 stocks. Its three largest stocks were E.I. DuPont de Nemours & Co., Alcoa Inc. and Dow Chemical Co. (which comprised 16.64%, 11.03% and 10.12%, respectively, of its market capitalization). ProFund VP Basic Materials will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in chemicals, which comprised 58.71% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Basic Materials is also subject to the following risks:

> Companies in this sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.

> Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns.

> Companies in this sector are at risk for environmental damage and product liability claims.

> Companies in this sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Basic Materials is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 41

     >   ProFund VP Biotechnology

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.

As of March 31, 2002, the Index consisted of 70 stocks. Its three largest stocks were Amgen Inc., Genentech Inc. and IDEC Pharmaceuticals Corp. (which comprised 31.31%, 5.56% and 4.94%, respectively, of its market capitalization). ProFund VP Biotechnology will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Biotechnology is also subject to the following risks:

> Biotechnology companies are heavily dependent on patents and intellectual property rights. The loss or impairment of such rights may adversely affect the profitability of these companies.

> Companies in this sector are subject to risks of new technologies and competitive pressures.

> Companies in this sector spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly.

> Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

> Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Biotechnology commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


42 < Sector ProFunds VP

     >   ProFund VP Consumer Cyclical

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, tire and rubber manufacturers, auto parts suppliers, casinos, toy manufacturers, restaurant chains, home construction companies, lodging chains, broadline retailers, specialty retailers, footwear and clothing/fabric manufacturers, and media companies, such as advertising companies, entertainment and leisure companies, consumer electronic companies, broadcasters and publishers.

As of March 31, 2002, the Index consisted of 265 stocks. Its three largest stocks were Wal-Mart Stores Inc., Home Depot Inc. and AOL Time Warner Inc. (which comprised 10.45%, 6.98% and 6.23%, respectively, of its market capitalization). ProFund VP Consumer Cyclical will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in retail, which comprised 43.91% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Consumer Cyclical is also subject to the following risks:

> The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence.

> The success of companies in this sector depends heavily on disposable household income and consumer spending.

>    Many companies in this sector are subject to severe competition.

> Changes in demographics and consumer tastes can affect the success of consumer products.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Consumer Cyclical is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 43

     >   ProFund VP Consumer Non-Cyclical

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, durable and non-durable household product manufacturers, cosmetic companies, food retailers, other food companies, tobacco and agricultural companies.

As of March 31, 2002, the Index consisted of 96 stocks. Its three largest stocks were Coca-Cola Co., Procter & Gamble Co. and Philip Morris Cos Inc. (which comprised 12.54%, 12.33% and 11.98%, respectively, of its market capitalization). ProFund VP Consumer Non-Cyclical will concentrate its investments in a particular industry or group of industries to approximately the extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in beverage, which comprised 28.53% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Consumer Non-Cyclical is also subject to the following risks:

>    Governmental  regulation affecting the permissibility of using various food
     additives  and  production   methods  could  affect  the  profitability  of
     companies in this sector.

>    Tobacco companies may be adversely affected by new laws or by litigation.

> The success of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Consumer Non-Cyclical is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.

44 < Sector ProFunds VP

     >   ProFund VP Energy

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary and pipelines.

As of March 31, 2002, the Index consisted of 79 stocks. Its three largest stocks were Exxon Mobil Corp, Chevron Texaco Corp. and Schlumberger Ltd. N.V. (which comprised 41.19%, 13.22% and 4.63%, respectively, of its market capitalization). ProFund VP Energy will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in oil companies-major, which comprised 62.42% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Energy is also subject to the following risks:

> The profitability of companies in this sector is related to worldwide energy prices and exploration, and production spending.

> Companies in this sector could be adversely affected by changes in exchange rates.

> Companies in this sector are affected by government regulation, world events and economic conditions, and are subject to market, economic and political risks of the countries where energy companies are located or do business.

>    Companies in this sector are at risk for environmental damage claims.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Energy commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 45

     >   ProFund VP Financial

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks, major international banks, insurance companies, companies that invest, directly or indirectly, in real estate, Fannie Mae, credit card insurers, check cashing companies, mortgage lenders, investment advisers, savings and loans, savings banks, thrifts, building associations and societies, credit unions, securities broker-dealers, investment banks, merchant banks, online brokers, publicly traded stock exchanges, and specialty finance companies.

As of March 31, 2002, the Index consisted of 284 stocks. Its three largest stocks were Citigroup Inc., American International Group Inc. and Bank of America Corp. (which comprised 11.30%, 7.31% and 4.73%, respectively, of its market capitalization). ProFund VP Financial will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in banks and diversified financial companies, which comprised 37.58% and 26.86%, respectively, of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Financial is also subject to the following risks:

> Companies in this sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

> The profitability of companies in this sector is adversely affected by increases in interest rates.

> The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

>    Banks and insurance companies may be subject to severe price competition.

> Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Financial commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


46 < Sector ProFunds VP

     >   ProFund VP Healthcare

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals.

As of March 31, 2002, the Index consisted of 183 stocks. Its three largest stocks were Pfizer Inc., Johnson & Johnson and Merck & Co. Inc. (which comprised 15.55%, 12.33% and 8.10%, respectively, of its market capitalization). ProFund VP Healthcare will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in pharmaceuticals, which comprised 60.90% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Healthcare is also subject to the following risks:

> Many companies in this sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies.

> Companies in this sector are subject to extensive litigation based on product liability and similar claims.

> Companies in this sector are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

> Many new products in this sector are subject to the approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly.

>    Companies in this sector may be susceptible to product obsolescence.

> Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Healthcare commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 47

     >   ProFund VP Industrial

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include aerospace and defense companies, advanced industrial companies, equipment manufacturers, air freight companies, building material manufacturers, packaging companies, manufacturers of electrical components and equipment, heavy construction companies, manufacturers of heavy machinery, industrial services companies, industrial companies, marine transportation companies, railroads, shipbuilders, and trucking companies.

As of March 31, 2002, the Index consisted of 254 stocks. Its three largest stocks were General Electric Co., Tyco International Ltd. and Minnesota Mining & Manufacturing Co. (which comprised 27.40%, 4.76% and 3.30%, respectively, of its market capitalization). ProFund VP Industrial will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in industrial diversified, which comprised 45.78% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Industrial is also subject to the following risks:

> The stock prices of companies in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general.

> The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

> Government regulation, world events and economic conditions affect the performance of companies in this sector.

> Companies in this sector are at risk for environmental damage and product liability claims.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Industrial is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


48 < Sector ProFunds VP

     >   ProFund VP Internet

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of companies in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups:

> Internet Commerce: companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site.

> Internet Services: companies that derive the majority of their revenues from providing access to the Internet or providing enabling services to people using the Internet.

As of March 31, 2002, the Index consisted of 40 stocks. Its three largest stocks were eBay Inc., Yahoo! Inc. and Verisign Inc. (which comprised 10.74%, 10.35% and 8.91%, respectively, of its market capitalization). ProFund VP Internet will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Internet is also subject to the following risks:

> Companies in this sector spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly.

> The Internet sector may be subject to greater governmental regulation than other sectors and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this sector.

> Companies in this sector are subject to risks of new technologies and competitive pressures.

> Companies in this sector are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

> Companies in this sector may be thinly capitalized, and may have limited production lines, markets, financial resources or personnel.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Internet is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 49

     >   ProFund VP Pharmaceuticals

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S.
Pharmaceuticals Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the pharmaceuticals economic sector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as aspirin, cold remedies, birth control pills, and vaccines, as well as companies engaged in contract drug research.

As of March 31, 2002, the Index consisted of 34 stocks. Its three largest stocks were Pfizer Inc., Johnson & Johnson and Merck & Co., Inc. (which comprised 25.52%, 20.24% and 13.31%, respectively, of its market capitalization). ProFund VP Pharmaceuticals will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Pharmaceuticals is also subject to the following risks:

> The prices of the securities of pharmaceuticals companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability.

> Companies in this sector spend heavily on research and development and their products and services may not prove commercially successful or may become obsolete quickly.

> Liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a pharmaceutical company's market value and/or share price.

> Companies in this sector are affected by government regulation, world events and economic conditions, and are subject to market, economic and political risks of the countries where pharmaceutical companies are located or do business.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Pharmaceuticals is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


50 < Sector ProFunds VP

     >   ProFund VP Precious Metals

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold and Silver SectorSM Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the gold and silver mining sector of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals. The Index does not include producers of commemorative medals and coins that are made of these metals.

As of March 31, 2002, the Index consisted of 10 stocks. Its three largest stocks were Newmont Mining Corp., Barrick Gold Corp. and Anglogold Ltd. (which comprised 28.67%, 26.33% and 13.01%, respectively, of its market capitalization). ProFund VP Precious Metals will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Precious Metals is also subject to the following risks:

> The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand.

> Companies in this sector are affected by government regulation, world events and economic conditions, and are subject to market, economic and political risks of the countries where precious metals companies are located or do business.

> Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

> The securities of companies in the precious metals sector may underperform those of other sectors and/or fixed income investments.

> Certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

FUND PERFORMANCE

Because ProFund VP Precious Metals is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 51

     >   ProFund VP Real Estate

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the real estate industry sector of the U.S. equity market. Component companies include hotel and resort companies and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

As of March 31, 2002, the Index consisted of 69 stocks. Its three largest stocks were Equity Office Properties Trust, Equity Residential Properties Trust and Archstone-Smith Trust (which comprised 9.60%, 6.07% and 3.58%, respectively, of its market capitalization). ProFund VP Real Estate will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Real Estate is also subject to the following risks:

> Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates).

>    Obsolescence of properties.

> Changes in the availability, cost and terms of mortgage funds. > The impact of environmental laws.

> A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

> The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

> Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect shareholders.

FUND PERFORMANCE

Because ProFund VP Real Estate commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


52 < Sector ProFunds VP

     >   ProFund VP Semiconductor

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the semiconductor economic sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.

As of March 31, 2002, the Index consisted of 84 stocks. Its three largest stocks were Intel Corp., Texas Instruments Inc. and Applied Materials Inc. (which comprised 37.89%, 10.63% and 8.24%, respectively, of its market capitalization). ProFund VP Semiconductor will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Semiconductor is also subject to the following risks:

> The prices of the securities of semiconductor companies may fluctuate widely due to risks of rapid obsolescence of products.

> These companies face intense domestic competition, and may face competition from subsidized foreign competitors with lower production costs.

>    The economic performance of the customers of semiconductor companies.

> Research costs and the risks that their products may not prove commercially successful.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

> Companies in this sector may be thinly capitalized, and may have limited production lines, markets, financial resources or personnel.

FUND PERFORMANCE

Because ProFund VP Semiconductor is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 53

     >   ProFund VP Technology

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the technology economic sector of the U.S. equity market. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology.

As of March 31, 2002, the Index consisted of 319 stocks. Its three largest stocks were Microsoft Corp., Intel Corp. and International Business Machines Corp. (which comprised 15.34%, 11.14% and 9.75 %, respectively, of its market capitalization). ProFund VP Technology will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in semiconductors and software, which comprised 29.40% and 28.68%, respectively, of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Technology is also subject to the following risks:

> Technology companies face intense competition, both domestically and internationally.

> Technology companies may have limited product lines, markets, financial resources or personnel.

> The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

> Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

> Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Technology commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


54 < Sector ProFunds VP

     >   ProFund VP Telecommunications

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2002, the Index consisted of 29 stocks. Its three largest stock

s were SBC Communications Inc., Verizon Communications Inc. and BellSouth Corp. (which comprised 25.96%, 25.29% and 14.17%, respectively, of its market capitalization). ProFund VP Telecommunications will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in fixed-line communications, which comprised 91.41% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Telecommunications is also subject to the following risks:

> The domestic telecommunications market is characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities.

> Companies in this sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

>    Technological   innovations   may  make  the   products   and  services  of
     telecommunications companies obsolete.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Telecommunications commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         Sector ProFunds VP > 55

     >   ProFund VP Utilities

GOAL AND PRINCIPAL INVESTMENT STRATEGY

ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 5.

The Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

As of March 31, 2002, the Index consisted of 77 stocks. Its three largest stocks were Duke Energy Corp., Southern Co. and Dominion Resources Inc. (Virginia) (which comprised 8.69%, 5.14% and 4.76%, respectively, of its market capitalization). ProFund VP Utilities will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in electric utilities, which comprised 93.95% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 7, ProFund VP Utilities is also subject to the following risks:

> The rates of regulated utility companies are subject to review and limitation by governmental regulatory commissions.

> The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

> As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience.

> Deregulation is subjecting utility companies to greater competition and may adversely affect profitability due to lower operating margins and higher costs.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because ProFund VP Utilities commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


56 < Sector ProFunds VP

     >    General ProFunds VP
          Information

"PURCHASES  AND  REDEMPTIONS  OF SHARES ARE  EFFECTED AT THE NET ASSET VALUE PER
SHARE NEXT DETERMINED AFTER RECEIPT AND ACCEPTANCE OF A PURCHASE ORDER OR RECEIPT OF A REDEMPTION REQUEST."


                                            General ProFunds VP Information > 57

     >   General ProFunds VP Information

CALCULATING SHARE PRICES

Each ProFund VP calculates its daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

A ProFund VP values shares by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for an investment, or if an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. In the event that a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close, portfolio investments may be valued at fair value, or in a manner that is different from that described above. See the Statement of Additional Information for more details.

The NYSE and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated in 2002: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. Either or both of these exchanges may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash contribution.

ProFund VP U.S. Government Plus declares dividends from net investment income daily and pays the dividends on a monthly basis. ProFund VP Real Estate declares divi-

58 < General ProFunds VP Information
dends from net investment income quarterly and pays the dividends on a quarterly basis. ProFund VP U.S. Government Plus and ProFund VP Real Estate will pay annually any long-term capital gains as well as any short-term capital gains that they did not distribute during the year, but reserve the right to include in the dividend any short-term capital gains on securities that they sell.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN AND SERVICE FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under


                                            General ProFunds VP Information > 59

     >   General ProFunds VP Information

the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.

60 < General ProFunds VP Information

     >    ProFunds VP Management

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF ALL SERIES OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."


                                                     ProFunds VP Management > 61

     >   ProFunds VP Management

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP.
Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $2.1 billion in assets as of December 31, 2001. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive annual fees equal to 0.75% of the average daily net assets of each of the ProFunds VP, except ProFund VP Japan, ProFund VP U.S. Government Plus and ProFund VP UltraEurope for which it is entitled to receive annual fees equal to 0.90%, 0.50% and 0.90%, respectively, of the average daily net assets of each such ProFund VP. During the year ended December 31, 2001, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
    EUROPE 30                                                         0.75%
    ULTRASMALL-CAP                                                    0.75%
    ULTRAOTC                                                          0.75%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served a senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwriting in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky.

Each ProFund VP is managed by an investment team chaired by Dr. Seale.


62 < ProFunds VP Management

OTHER SERVICE PROVIDERS

BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs client support and administrative services for the ProFunds VP. Each ProFund VP pays a fee of 0.15%, on an annual basis, of its average daily net assets for these services.

INDEX INFORMATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "500(R)," "S&P MidCap 400," "Standard & Poor's Mid-Cap 400," "S&P Small-Cap 600," "Standard & Poor's Small-Cap 600," "S&P Mid-Cap 400/BARRA Growth Index," "S&P Mid-Cap 400/BARRA Value Index," "S&P Small-Cap 600/BARRA Growth Index," and "S&P Small-Cap 600/BARRA Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index(R)" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange Gold and Silver SectorSM Index" is a service mark of the Philadelphia Stock Exchange. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange or the Frank Russell Company, and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representations regarding the advisability of investing in the ProFunds VP.

"Dow Jones" and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

>    Sponsor, endorse, sell or promote the Sector ProFunds VP.

> Recommend that any person invest in the Sector ProFunds VP or any other securities.

> Have any responsibility or liability for or make any decisions about timing, amount or pricing of the Sector ProFunds VP.

> Have any responsibility or liability for the administration, management or marketing of the Sector ProFunds VP.

> Consider the needs of the Sector ProFunds VP or investors in the Sector ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.


                                                     ProFunds VP Management > 63

--------------------------------------------------------------------------------

Dow Jones will not have any liability in connection with the Sector ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

> The results to be obtained by the Sector ProFunds VP, investors in the Sector ProFunds VP or any other person in connection with the use of the Dow Jones sector indices and the data included in the Dow Jones sector indices;

>    The accuracy or completeness of the indices and their data; or

> The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices and its data.

> Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices or their data.

> Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

> The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the Sector ProFunds VP or any other third parties.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.


64 < ProFunds VP Management

                                [GRAPHIC OMITTED]

     >       Financial Highlights

"THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT ON THE FINANCIAL STATEMENTS OF THE PROFUNDS VP APPEARS IN THE ANNUAL REPORT OF THE PROFUNDS VP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001."


                                                       Financial Highlights > 65

     >   Financial Highlights

The following tables provide a picture of the performance of the ProFunds VP for each year ended December 31 since inception. Information is presented only for ProFund VP Bull, ProFund VP OTC, ProFund VP Europe 30, ProFund VP Bull Plus, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities, as the other ProFunds VP were not open for investment as of December 31, 2001. This information does not reflect charges and fees associated with insurance company separate accounts or any insurance contract for which a ProFund VP is an investment option. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the annual report of the ProFunds VP for the fiscal year ended December 31, 2001. The annual report is available free of charge by phoning 888-776-3637.


66 < Financial Highlights

PROFUND VP BULL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================

                                                                               For the period
                                                                               May 1, 2001(a)
                                                                                   through
                                                                              December 31, 2001
-----------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                               $30.00
                                                                                       ------

    INVESTMENT ACTIVITIES:

    Net investment loss                                                                 (0.11)(b)

    Net realized and unrealized losses on investments and futures contracts             (2.95)
                                                                                       ------

    Total loss from investment activities                                               (3.06)
                                                                                       ------

    NET ASSET VALUE, END OF PERIOD                                                     $26.94
                                                                                       ======

    TOTAL RETURN                                                                       (10.20)%(c)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                                       $20,585,768

    Ratio of expenses to average net assets                                              2.25%(d)

    Ratio of net investment loss to average net assets                                  (0.60)%(d)

    Portfolio turnover                                                                    325%

================================================================================
(a) Commencement of operations.

(b) Per share net investment loss has been calculated using the daily average shares method.

(c) Not annualized.

(d) Annualized.


                                                      Financial Highlights > 67

     >   Financial Highlights

PROFUND VP OTC

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================

                                                                               For the period
                                                                             January 22, 2001(a)
                                                                                   through
                                                                              December 31, 2001
-------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                               $30.00
                                                                                       ------

    INVESTMENT ACTIVITIES:

    Net investment loss                                                                 (0.27)(b)

    Net realized and unrealized losses on investments and futures contracts            (12.20)
                                                                                       ------

    Total loss from investment activities                                              (12.47)
                                                                                       ------

    NET ASSET VALUE, END OF PERIOD                                                     $17.53
                                                                                       ======

    TOTAL RETURN                                                                       (41.57)%(c)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                                       $70,774,480

    Ratio of expenses to average net assets                                              1.91%(d)

    Ratio of net investment loss to average net assets                                  (1.61)%(d)

    Portfolio turnover                                                                    918%

================================================================================
(a) Commencement of operations.

(b) Per share net investment loss has been calculated using the daily average shares method.

(c) Not annualized.

(d) Annualized.

68 < Financial Highlights

PROFUND VP EUROPE 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

================================================================================

                                                                                                                   For the period
                                                                         For the              For the            October 18, 1999(a)
                                                                       year ended            year ended               through
                                                                   December 31, 2001      December 31, 2000       December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $     31.98             $     36.82              $    30.00
                                                                    -----------             -----------              ----------

INVESTMENT ACTIVITIES:

Net investment income/(loss)                                              (0.04)(b)                0.09(b)                (0.04)

Net realized and unrealized gains/(losses)
on investments and futures contracts                                      (7.68)                  (4.79)                   6.86
                                                                    -----------             -----------              ----------

Total income/(loss) from investment activities                            (7.72)                  (4.70)                   6.82
                                                                    -----------             -----------              ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains on investments and
futures contracts                                                          --                     (0.13)                   --

In excess of net realized gains on
investments and futures contracts                                          --                     (0.01)                   --
                                                                    -----------             -----------              ----------

Total distributions                                                        --                     (0.14)                   --
                                                                    -----------             -----------              ----------

NET ASSET VALUE, END OF PERIOD                                      $     24.26             $     31.98              $    36.82
                                                                    ===========             ===========              ==========

TOTAL RETURN                                                             (24.14)%                (12.75)%                 22.73%(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                             $52,253,162             $25,003,610              $3,262,131

Ratio of expenses to average net assets                                    1.89%                   1.65%                   1.78%(d)

Ratio of net investment income/(loss)
to average net assets                                                     (0.14)%                  0.26%                  (1.00)%(d)

Ratio of expenses to average net assets*                                   1.89%                   1.65%                   2.39%(d)

Portfolio turnover                                                         1002%                   1434%                    100%

================================================================================
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations.
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


                                                       Financial Highlights > 69

     >   Financial Highlights


PROFUND VP BULL PLUS

Selected data for a share of beneficial interest outstanding throughout the period indicated.
================================================================================

                                                                                  For the period
                                                                                January 22, 2001(a)
                                                                                      through
                                                                                 December 31, 2001
---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                               $30.00
                                                                                       ------
    INVESTMENT ACTIVITIES:

    Net investment loss                                                                 (0.09)(b)

    Net realized and unrealized losses on investments and futures contracts             (7.20)
                                                                                       ------

    Total loss from investment activities                                               (7.29)
                                                                                       ------

    NET ASSET VALUE, END OF PERIOD                                                     $22.71
                                                                                       ======

    TOTAL RETURN                                                                       (24.30)%(c)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                                       $64,185,852

    Ratio of expenses to average net assets                                              1.94%(d)

    Ratio of net investment loss to average net assets                                  (0.42)%(d)

    Portfolio turnover                                                                    682%

================================================================================

(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


70 < Financial Highlights

PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

================================================================================

                                                                                                                   For the period
                                                                     For the                 For the             October 18, 1999(a)
                                                                   year ended               year ended                 through
                                                                December 31, 2001        December 31, 2000       December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                              $27.61                   $35.99                  $30.00
                                                                      ------                   ------                  ------

    INVESTMENT ACTIVITIES:

    Net investment income/(loss)                                       (0.17)(b)                (0.04)(b)                0.06

    Net realized and unrealized gains/(losses)
    on investments and futures contracts                               (1.93)                   (7.90)                   5.93
                                                                      ------                   ------                  ------

    Total income/(loss) from investment activities                     (2.10)                   (7.94)                   5.99
                                                                      ------                   ------                  ------

    DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                               --                      (0.02)                    --

    Net realized gains on investments
    and futures contracts                                               --                      (0.40)                    --

    In excess of net realized gains on investments
    and futures contracts                                               --                      (0.02)                    --
                                                                      ------                   ------                  ------

    Total distributions                                                 --                      (0.44)                    --
                                                                      ------                   ------                  ------
    NET ASSET VALUE, END OF PERIOD                                    $25.51                   $27.61                  $35.99
                                                                      ------                   ------                  ------
    TOTAL RETURN                                                       (7.61)%                 (22.14)%                 19.97%(c)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                      $89,040,827              $33,387,952              $9,803,920

    Ratio of expenses to average net assets                             2.11%                    1.95%                   1.70%(d)

    Ratio of net investment income/(loss)
    to average net assets                                              (0.69)%                  (0.12)%                  1.75%(d)

    Ratio of expenses to average net assets*                            2.11%                    2.24%                   2.53%(d)

    Portfolio turnover                                                   842%                    1971%                    686%

================================================================================
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations.
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


                                                       Financial Highlights > 71

     >   Financial Highlights

PROFUND VP ULTRAOTC

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

================================================================================

                                                                                                                   For the period
                                                                      For the                  For the           October 18, 1999(a)
                                                                    year ended               year ended                through
                                                                 December 31, 2001        December 31, 2000       December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $15.44                   $70.93                  $30.00
                                                                       ------                   ------                  ------
INVESTMENT ACTIVITIES:

Net investment loss                                                     (0.11)(b)                (0.40)(b)               (0.06)

Net realized and unrealized gains/(losses)
on investments, futures contracts and
swap contracts                                                         (10.50)                  (51.29)                  40.99
                                                                       ------                   ------                  ------

Total income/(loss) from investment activities                         (10.61)                  (51.69)                  40.93
                                                                       ------                   ------                  ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains on investments
and futures contracts                                                    --                                               --

In excess of net realized gains on
investments and futures contracts                                        --                      (1.55)                   --
                                                                       ------                   ------                  ------

Total distributions                                                      --                      (3.80)                   --
                                                                       ------                   ------                  ------
NET ASSET VALUE, END OF PERIOD                                          $4.83                   $15.44                  $70.93
                                                                       ------                   ------                  ------

TOTAL RETURN                                                           (68.72)%                 (73.37)%                136.43%(c)
                                                                       ======                   ======                  ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                          $102,131,351             $115,497,878             $67,897,587

Ratio of expenses to average net assets                                  1.95%                    1.65%                   1.65%(d)

Ratio of net investment loss to
average net assets                                                      (1.60)%                  (0.79)%                 (0.77)%(d)

Ratio of expenses to average net assets*                                 1.95%                    1.65%                   1.97%(d)

Portfolio turnover                                                        465%                     683%                    101%

================================================================================
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


72 < Financial Highlights

ProFund VP BEAR

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================

                                                                               For the period
                                                                             January 22, 2001(a)
                                                                                   through
                                                                              December 31, 2001
------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                            $30.00
                                                                                    ------

    INVESTMENT ACTIVITIES:

    Net investment income                                                             0.26(b)

    Net realized and unrealized gains on investments and futures contract             4.81(c)
                                                                                    ------

    Total income from investment activities                                           5.07
                                                                                    ------

    NET ASSET VALUE, END OF PERIOD                                                  $35.07
                                                                                    ======
    TOTAL RETURN                                                                     16.90%(d)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                                    $37,290,245

    Ratio of expenses to average net assets                                           1.89%(e)

    Ratio of net investment income to average net assets                              0.77%(e)

    Portfolio turnover                                                                1144%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized.
(e)  Annualized.


                                                       Financial Highlights > 73

     >   Financial Highlights

PROFUND VP BIOTECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                               For the period
                                                             January 22, 2001(a)
                                                                   through
                                                              December 31, 2001
--------------------------------------------------------------------------------

   NET ASSET VALUE, BEGINNING OF PERIOD                            $30.00
                                                                   ------
    INVESTMENT ACTIVITIES:

    Net investment loss                                             (0.48)(b)

    Net realized and unrealized losses on investments               (4.08)
                                                                   ------

    Total loss from investment activities                           (4.56)
                                                                   ------

    NET ASSET VALUE, END OF PERIOD                                 $25.44
                                                                   ======

    TOTAL RETURN                                                   (15.20)%(c)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                   $44,246,962

    Ratio of expenses to average net assets                          2.03%(d)

    Ratio of net investment loss to average net assets              (1.98)%(d)

    Portfolio turnover                                               1044%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.

74 < Financial Highlights

PROFUND VP ENERGY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                               For the period
                                                             January 22, 2001(a)
                                                                   through
                                                             December 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $30.00
                                                                    ------

INVESTMENT ACTIVITIES:

Net investment loss                                                     --(b)

Net realized and unrealized losses on investments                    (2.07)
                                                                    ------

Total loss from investment activities                                (2.07)
                                                                    ------

NET ASSET VALUE, END OF PERIOD                                      $27.93
                                                                    ======

  TOTAL RETURN                                                       (6.90)%(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                        $24,006,712

Ratio of expenses to average net assets                               2.05%(d)

Ratio of net investment loss to average net assets                   (0.01)%(d)

Portfolio turnover                                                    1169%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method. Amount is less than 0.005 per share.
(c)  Not annualized.
(d)  Annualized.


                                                       Financial Highlights > 75

     >   Financial Highlights


ProFund VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================

                                                               For the period
                                                             January 22, 2001(a)
                                                                   through
                                                              December 31, 2001
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                                $30.00
                                                                     ------

 INVESTMENT ACTIVITIES:

 Net investment income                                                 0.04(b)

 Net realized and unrealized losses on investments                    (2.02)
                                                                     ------

 Total loss from investment activities                                (1.98)
                                                                     ------

 NET ASSET VALUE, END OF PERIOD                                      $28.02
                                                                     ------

 TOTAL RETURN                                                        (6.60)%(c)

 RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year                                        $20,088,893

 Ratio of expenses to average net assets                               2.10%(d)

 Ratio of net investment income to average net assets                  0.16%(d)

 Portfolio turnover                                                    1330%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


76 < Financial Highlights

PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                               For the period
                                                             January 22, 2001(a)
                                                                   through
                                                              December 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $30.00
                                                                    ------

INVESTMENT ACTIVITIES:

Net investment loss                                                  (0.30)(b)

Net realized and unrealized losses on investments                    (1.27)
                                                                    ------

Total loss from investment activities                                (1.57)
                                                                    ------

NET ASSET VALUE, END OF PERIOD                                      $28.43
                                                                    ------

TOTAL RETURN                                                         (5.23)%(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                        $33,227,245

Ratio of expenses to average net assets                               2.06%(d)

Ratio of net investment loss to average net assets                   (1.10)%(d)

Portfolio turnover                                                    1032%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


                                                       Financial Highlights > 77

     >   Financial Highlights

PROFUND VP REAL ESTATE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                             For the period
                                                           January 22, 2001(a)
                                                                 through
                                                            December 31, 2001

--------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF PERIOD                           $30.00
                                                                   ------

    INVESTMENT ACTIVITIES:

    Net investment income                                            1.53(b)

    Net realized and unrealized gains on investments                 1.19(c)
                                                                   ------

    Total income from investment activities                          2.72
                                                                   ------

    NET ASSET VALUE, END OF PERIOD                                 $32.72
                                                                   ======

    TOTAL RETURN                                                     9.07%(d)

    RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year                                   $39,413,851

    Ratio of expenses to average net assets                          1.99%(e)

    Ratio of net investment income to average net assets             5.01%(e)

    Portfolio turnover                                                753%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized.
(e)  Annualized.


78 < Financial Highlights

PROFUND VP TECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                              For the period
                                                            January 22, 2001(a)
                                                                  through
                                                             December 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $30.00
                                                                    ------

INVESTMENT ACTIVITIES:

Net investment loss                                                  (0.34)(b)

Net realized and unrealized losses on investments                   (11.69)
                                                                    ------

Total loss from investment activities                               (12.03)
                                                                    ------

NET ASSET VALUE, END OF PERIOD                                      $17.97
                                                                    ======

TOTAL RETURN                                                        (40.10)%(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                        $15,409,820

Ratio of expenses to average net assets                               2.10%(d)

Ratio of net investment loss to average net assets                   (1.91)%(d)

Portfolio turnover                                                    2548%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


                                                       Financial Highlights > 79

     >   Financial Highlights

PROFUND VP TELECOMMUNICATIONS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                              For the period
                                                            January 22, 2001(a)
                                                                  through
                                                             December 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $30.00
                                                                    ------

INVESTMENT ACTIVITIES:

Net investment loss                                                  (0.28)(b)

Net realized and unrealized losses on investments                    (8.15)
                                                                    ------

Total loss from investment activities                                (8.43)
                                                                    ------

NET ASSET VALUE, END OF PERIOD                                      $21.57
                                                                    ======

TOTAL RETURN                                                        (28.10)%(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                         $4,150,462

Ratio of expenses to average net assets                               2.17%(d)

Ratio of net investment loss to average net assets                   (1.27)%(d)

Portfolio turnover                                                    2830%

================================================================================
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


80 < Financial Highlights

PROFUND VP UTILITIES

Selected data for a share of beneficial interest outstanding throughout the period indicated.

================================================================================
                                                               For the period
                                                             January 22, 2001(a)
                                                                   through
                                                              December 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $30.00
                                                                    ------

INVESTMENT ACTIVITIES:

Net investment income                                                 0.39(b)

Net realized and unrealized losses on investments                    (5.70)
                                                                    ------

Total loss from investment activities                                (5.31)
                                                                    ------

NET ASSET VALUE, END OF PERIOD                                      $24.69
                                                                    ======

TOTAL RETURN                                                        (17.70)%(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                                        $13,420,425

Ratio of expenses to average net assets                               2.05%(d)

Ratio of net investment income to average net assets                  1.44%(d)

Portfolio turnover                                                    1008%

================================================================================
(a) Commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


                                                       Financial Highlights > 81

Additional information about certain of the investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, dated May 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the ProFunds VP, write to us at:

PROFUNDS

    P.O. Box 182800
    Columbus, OH 43218-2800

    or call our toll-free numbers:
    (888) PRO-FNDS (888) 776-3637 For Investors
    (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

    or visit our website www.profunds.com.

You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Ultra, UltraSector and Innovations in Indexing are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                               [GRAPHIC OMITTED]
                                   ProFunds(R)

                             INNOVATIONS IN INDEXING

                                          Investment Company Act No. 811-08239

                                    PROFUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        7501 WISCONSIN AVENUE, SUITE 1000
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
         (888) 776-5717 (INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY)

           This Statement of Additional Information ("SAI") describes the following: fourteen "Bullish ProFunds VP," which include ProFund VP Bull, ProFund VP OTC, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP U.S. Government Plus, ProFund VP Bull Plus, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, and ProFund VP UltraOTC; three "Bearish ProFunds VP," which include ProFund VP Bear, ProFund VP Short OTC, and ProFund VP Rising Rates Opportunity; and twenty-one "Sector ProFunds VP," which include: ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, and ProFund VP Utilities (collectively, the "ProFunds VP"). The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

           Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

           The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.

           This SAI is not a prospectus. It should be read in conjunction with the Prospectus describing the ProFunds VP, dated May 1, 2002, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. The financial statements and related report of the independent accountants included in the ProFunds' VP annual report for the fiscal year ended December 31, 2001, are incorporated by reference into this SAI. A copy of the Prospectus is available, without charge, upon request to the address above or by telephone at the numbers above.

           The date of this SAI is May 1, 2002.

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
PROFUNDS VP................................................................3
INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS..........................3
INVESTMENT RESTRICTIONS...................................................22
DETERMINATION OF NET ASSET VALUE..........................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................24
MANAGEMENT OF PROFUNDS....................................................26
COSTS AND EXPENSES........................................................36
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST.............36
CAPITALIZATION............................................................37
TAXATION..................................................................39
PERFORMANCE INFORMATION...................................................42
FINANCIAL STATEMENTS......................................................46
APPENDIX A - PROFUNDS EUROPE 30 INDEX....................................A-1
APPENDIX B - PROFUNDS ASIA 30 INDEX......................................B-1
APPENDIX C - DESCRIPTION OF SECURITIES RATINGS...........................C-1

                                   PROFUNDS VP

           ProFunds (the "Trust") is an open-end management investment company that is currently comprised of multiple separate series. The series discussed herein are offered to insurance company separate accounts. All of the ProFunds VP are classified as non-diversified. The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP. Other series may be added in the future.

GENERAL

           Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the ProFunds VP by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

           Certain investment restrictions of a ProFund VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All investment objectives or investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the Trust without the approval of shareholders.

           It is the policy of the Bullish, Bearish, and Sector ProFunds VP to pursue their investment objectives and investment strategies regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

           The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate their activity in any of these areas without changing their investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of its objective.

                INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

           A ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFund VP believes the current benchmark no longer serves the investment needs of a majority of shareholders, another benchmark better serves shareholders' investment needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

           ProFunds VP listed below have non-fundamental investment policies obligating such a ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments with investment characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, "assets" includes the ProFund VP's net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, "assets" includes not only the amount of a ProFund VP's net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP's net assets that are segregated on the ProFund VP's books and records or otherwise used to offset such investment exposure, as required by applicable regulatory guidance. The Trust's Board of Trustees has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy.

      PROFUND VP ASIA 30, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to Asian companies.

      PROFUND VP EUROPE 30, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to European companies.

      PROFUND VP JAPAN, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to Japanese companies.

      PROFUND VP MID-CAP VALUE, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to mid-cap companies.

      PROFUND VP MID-CAP GROWTH, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to mid-cap companies.

      PROFUND  VP  SMALL-CAP  VALUE,  under  normal  circumstances,   seeks  its
      investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to small-cap companies.

      PROFUND VP SMALL-CAP GROWTH, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to small-cap companies.

      PROFUND VP U.S. GOVERNMENT PLUS, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to most recently issued 30-year U.S. Treasury Bond.

      PROFUND VP ULTRAMID-CAP, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to mid-cap companies.

      PROFUND VP ULTRASMALL-CAP, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to small-cap companies.

      PROFUND VP BANKS, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to bank companies.

      PROFUND  VP  BASIC  MATERIALS,  under  normal  circumstances,   seeks  its
      investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to basic materials companies.

      PROFUND VP BIOTECHNOLOGY, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to biotechnology companies.

      PROFUND VP CONSUMER CYCLICAL, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to consumer-cyclical companies.

      PROFUND VP CONSUMER NON-CYCLICAL, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to consumer non-cyclical companies.

      PROFUND VP ENERGY, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to energy companies.

      PROFUND VP FINANCIAL, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to financial companies.

      PROFUND VP HEALTHCARE, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to healthcare companies.

      PROFUND VP INDUSTRIAL, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to industrial companies.

      PROFUND VP INTERNET, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to internet companies.

      PROFUND  VP  PHARMACEUTICALS,   under  normal  circumstances,   seeks  its
      investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to pharmaceutical companies.

      PROFUND  VP  PRECIOUS  METALS,  under  normal  circumstances,   seeks  its
      investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to precious metals companies.

      PROFUND VP REAL ESTATE, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to real estate companies.

      PROFUND VP SEMICONDUCTOR, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to semiconductor companies.

      PROFUND VP TECHNOLOGY, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to technology companies.

      PROFUND VP TELECOMMUNICATIONS, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to telecommunications companies.

      PROFUND VP UTILITIES, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to utilities companies.

           Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with various benchmarks. Rather, the Advisor primarily uses statistical or mathematical analysis to determine the investments the ProFunds VP make and techniques the Advisor employs. While the Advisor attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of the Bullish, Bearish, and Sector ProFunds VP and the performance of their respective benchmarks), certain factors will tend to cause the investment results of the Bullish, Bearish, and Sector ProFunds VP to vary from their respective benchmarks. See "Special Considerations."

           Additional   information   concerning  the   characteristics  of  the
investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

           Each ProFund VP may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are subject to these market risks.

FOREIGN INVESTMENT RISK

           Each ProFund VP may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). Special U.S. tax considerations may apply to investments in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds' VP receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

           Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds' VP investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

           Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds' VP shareholders.

           Each ProFund VP also may invest in New York shares (or "direct shares"). New York shares are foreign stocks, denominated in U.S. dollars, traded on U.S. exchanges without being converted into American Depositary Receipts ("ADRs"). These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

           ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan are subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Investment in Europe

           ProFund VP Europe 30 focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

           The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

           Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

           Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

INVESTMENT IN ASIA
------------------

           ProFund VP Asia 30 focuses its investments in securities of companies in the ProFunds Asia 30 Index. Currently, the ProFunds Asia 30 Index comprises companies located or operating in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan (each an "Asian country" and collectively, "Asian countries").

           Each Asian country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

           Certain Asian countries at times have had managed currencies which were maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. Certain Asian countries have also restricted the free conversion of their currency into foreign currencies, including the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the South Korean won lost 95% of its value against the U.S. dollar.

           Investment in companies located in China is subject to significant political risks. China retains a communist political system, but has taken steps to promote economic reforms and transform its economy into a market system. An investment in a company located in China is subject to the risk that (1) political instability may arise as a result of indecisive leadership; (2) hard-line Communists might regain the political initiative; (3) social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and (4) the threat of armed conflict exists over the unresolved situation concerning Taiwan.

           A number of Asian companies and countries are highly dependent on foreign loans, which may subject them to outside influence by other companies, countries or super-national organizations. For example, in 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

INVESTMENT IN JAPAN
-------------------

           ProFund VP Japan invests a large portion of its assets in Japanese securities and instruments providing economic exposure to such securities. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.
..

           The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities or instruments giving economic exposure to such instruments. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

           Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

           Foreign trade overseas is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

DEPOSITARY RECEIPTS

           Each ProFund VP may invest in American Depositary Receipts ("ADRs"). For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a ProFund VP can avoid currency risks during the settlement period for either purchases or sales.

           In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

           A ProFund VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

           A ProFund VP may also invest in Global Depositary Receipts ("GDRs"), New York shares and ordinary shares. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

CURRENCY RISK

           The ProFunds VP, and in particular ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Pharmaceuticals and ProFund VP Precious Metals, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund VP does so, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. The Advisor does not engage in activities designed to hedge against currency fluctuations.

REAL ESTATE INVESTMENT TRUSTS

           ProFund VP Real Estate may invest in real estate investment trusts ("REITS"). Equity REITs invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

           The ProFunds VP may purchase or sell futures contracts, and options on futures contracts, as a substitute for a comparable market position in the underlying securities or to pursue their investment objectives. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

           When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

           Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

           When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position, earmark or segregate (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

           The ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

           The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A ProFund VP may also cover its long position in a futures contract by taking a short position in the
instruments   underlying  the  futures
contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

           A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the futures contract. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

           Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that a ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

           The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

           A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

           Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a

ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or
(ii) segregate cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

           The ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

           Some stock index options are based on a broad market index such as the S&P 500(R) Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange
(the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

           Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

           Each ProFund VP may buy and write (sell) options on securities for the purpose of pursuing its investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

           If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

           Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

           The ProFunds VP may engage in short sales transactions under which those ProFunds VP sell a security they do not own. To complete such a transaction, the ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

           Until the ProFund VP closes its short position or replaces the borrowed security, the ProFund VP will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

           The ProFunds VP may enter into equity index or interest rate swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in secuities (or shorting securities, in the case of the Bearish ProFunds VP), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

           Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, the current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

           A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or liquid instruments. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

           Each ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

           Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and the ProFund VP will segregate cash or liquid instrument, having an aggregate net asset value at least equal to such accrued excess. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid instruments, as permitted by applicable law, the ProFunds VP and the Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to applicable borrowing restrictions.

           The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

           The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES

           Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques the ProFunds VP employ, or for liquidity purposes.

           ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities.

           U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

           Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities

REPURCHASE AGREEMENTS

           Each ProFund VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each ProFund VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of its total net assets. The investments of each of the ProFunds

VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

           The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFunds VP intend to use the reverse repurchase technique only when it will be to a ProFund VP's advantage to do so. A ProFund VP will segregate cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

CASH RESERVES

           To seek its investment objective, as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

           The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

           As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

           Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

           Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining its net asset value. A ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A ProFund VP will segregate cash or liquid instruments equal to or greater in value than its purchase commitments for such when-issued or delayed-delivery securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

           Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, its shareholders will indirectly bear a proportionate share of the fees and expenses paid by such other investment company, in addition to the investment advisory fees payable directly by the ProFund VP and the other fees and expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

           Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

           Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of the Trust has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the liquidity of a ProFund VP.

PORTFOLIO TURNOVER

           The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because the portfolio turnover rate of each ProFund VP to a great extent will depend on the purchase, redemption, and exchange activity of its investors, it is difficult to estimate what the actual turnover rate for a ProFund VP will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

           To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

           TRACKING ERROR. While the Advisor expects that each of the Bullish, Bearish, and Sector ProFunds VP will track its benchmark index with a high level of correlation, several factors may affect the ability of a ProFund VP to achieve this correlation. Among these factors are: (1) a ProFund VP's expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by a ProFund VP; (2) less than all of the securities in the underlying securities index being held by a ProFund VP and securities not included in the underlying securities index being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP's share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the portfolio holdings of a ProFund VP to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported by the insurance companies prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of a ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

           LEVERAGE. ProFund VP U.S. Government Plus, ProFund VP Bull Plus, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC and ProFund VP Rising Rates Opportunity, intend to use leveraged investment techniques in pursuing their investment objectives, and each ProFund VP may utilize leverage in pursuing its investment objective. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. For example: if ProFund VP UltraOTC achieves its investment objective, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had ProFund VP UltraOTC not been leveraged. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a ProFund VP to pay interest, which would decrease the ProFund VP's total return to shareholders.

           NON-DIVERSIFIED STATUS. Each Bullish, Bearish, and Sector ProFund VP is a "non-diversified" series. Each Bullish, Bearish, and Sector ProFund VP is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. The portfolio securities of a ProFund VP, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The classification of a ProFund VP as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on the ProFunds VP that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

                             INVESTMENT RESTRICTIONS

           Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

           A ProFund VP may not:

1. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFunds VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including REITS.

2. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

3. Issue senior securities to the extent such issuance would violate applicable law.

4. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and
           (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

5. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

           Each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information, as they may be revised from time to time.

                        DETERMINATION OF NET ASSET VALUE

           The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange are open for business.

           To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares.

           The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value using methods established or ratified by the Trustees of the Trust.

           The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued based on market closing price. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are generally valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

           Futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

           In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be fair value priced on the basis of the day's settlement prices.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

           The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

           Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

           In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

           The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

           Subject to the requirements of best execution, the Advisor may consider sales of Trust shares as a factor in the selection of broker-dealers to execute portfolio transactions.

           For the fiscal years ended December 31, 1999, 2000, and 2001, each ProFund VP listed below paid brokerage commissions in the following amounts:


                                                                   BROKERAGE COMMISSIONS

|------------------------------------|----------------------------|-------------------------------|------------------------------|
|               PROFUND VP           |       FYE 12/31/99         |         FYE 12/31/00          |         FYE 12/31/01         |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Bull                    |             N/A            |               N/A             |            $17,831           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP OTC                     |             N/A            |               N/A             |             $9,946           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Europe 30               |           $2,856           |            $463,652           |           $283,028           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Bull Plus               |             N/A            |               N/A             |           $225,839           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP UltraSmall-Cap          |           $37,300          |            $797,904           |           $479,389           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP UltraOTC                |           $13,904          |             $92,240           |            $44,123           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Bear                    |             N/A            |               N/A             |            $23,175           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Biotechnology           |             N/A            |               N/A             |               $796           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Energy                  |             N/A            |               N/A             |             $3,945           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Financial               |             N/A            |               N/A             |            $12,344           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Healthcare              |             N/A            |               N/A             |             $4,175           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Real Estate             |             N/A            |               N/A             |            $29,768           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Technology              |             N/A            |               N/A             |             $1,212           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Telecommunications      |             N/A            |               N/A             |                $85           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|
| ProFund VP Utilities               |             N/A            |               N/A             |            $20,780           |
|------------------------------------|----------------------------|-------------------------------|------------------------------|


      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.

                             MANAGEMENT OF PROFUNDS

TRUSTEES AND OFFICERS

TRUSTEES

|-----------------------------------|----------------|------------------|-----------------------|---------------|------------------|
|       NAME, ADDRESS, AND AGE      |  POSITION(S)   | TERM OF OFFICE   |      PRINCIPAL        |   NUMBER OF   |      OTHER       |
|                                   | HELD WITH THE  |  AND LENGTH OF   | OCCUPATION(S) DURING  | PORTFOLIOS IN |   DIRECTORSHIPS  |
|                                   |     TRUST      |   TIME SERVED    |    PAST 5 YEARS       | FUND COMPLEX  |     HELD BY      |
|                                   |                |                  |                       |  OVERSEEN BY  |     TRUSTEE      |
|                                   |                |                  |                       |    TRUSTEE    |                  |
|-----------------------------------|----------------|------------------|---------------------- |---------------|------------------|
| NON-INTERESTED TRUSTEES           |                |                  |                       |               |                  |
|-----------------------------------|----------------|------------------|-----------------------|---------------|------------------|
| Russell S. Reynolds, III          |  Trustee       |  Indefinite;     |  Directorship Search  | 92            | Directorship     |
| c/o Directorship Search           |                |  October 1997 to |  Group, Inc.          |               | Search Group,    |
| Group, Suite 250                  |                |  present         |  (Executive           |               |  Inc.            |
| 8 Sound Shore Drive               |                |                  |  Recruitment):        |               |                  |
| Greenwich, CT 06831               |                |                  |  Managing Director    |               |                  |
| Age:  44                          |                |                  |  (March 1993 to       |               |                  |
|                                   |                |                  |  Present)             |               |                  |
|-----------------------------------|----------------|------------------|-----------------------|---------------|------------------|
| Michael C. Wachs                  |  Trustee       |  Indefinite;     |  AMC Delancey Group,  | 92            | AMC Delancey     |
| 7501 Wisconsin Avenue,            |                |  October 1997 to |  Inc. (Real Estate    |               | Group,           |
| Suite 1000                        |                |  present         |  Development): Vice   |               | Inc.             |
| Bethesda, MD  20814               |                |                  |  President (January   |               |                  |
| Age:  40                          |                |                  |  2001 to Present);    |               |                  |
|                                   |                |                  |  Delancey Investment  |               |                  |
|                                   |                |                  |  Group, Inc. (Real    |               |                  |
|                                   |                |                  |  Estate Development): |               |                  |
|                                   |                |                  |  Vice President (May  |               |                  |
|                                   |                |                  |  1996 to December     |               |                  |
|                                   |                |                  |  2000);               |               |                  |
|-----------------------------------|----------------|------------------|-----------------------|---------------|------------------|
| INTERESTED TRUSTEE                |                |                  |                       |               |                  |
|-----------------------------------|----------------|------------------|-----------------------|---------------|------------------|
| Michael L. Sapir*                 |  Trustee       |  Indefinite;     |  Chairman and Chief   | 92            |                  |
| 7501 Wisconsin Avenue,            |                |  April 1997 to   |  Executive Officer of |               |                  |
| Suite 1000                        |                |  present         |  the Advisor (April   |               |                  |
| Bethesda, MD  20814               |                |                  |  1997 to present)     |               |                  |
| Age:  43                          |                |                  |                       |               |                  |
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Sapir may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with the Advisor.

EXECUTIVE OFFICERS

|------------------------------|-------------------------------|---------------------------------|---------------------------------|
|    NAME, ADDRESS, AND AGE    | POSITION(S) HELD WITH TRUST   |  TERM OF OFFICE AND LENGTH OF   |  PRINCIPAL OCCUPATION(S) DURING |
|                              |                               |           TIME SERVED           |            PAST 5 YEARS         |
|------------------------------|-------------------------------|---------------------------------|---------------------------------|
| Michael L. Sapir             | Chairman and President        | Indefinite; April 1997 to       | Chairman and Chief Executive    |
| 7501 Wisconsin Avenue,       |                               | present                         | Officer of the Advisor (April   |
| Suite 1000                   |                               |                                 | 1997 to present)                |
| Bethesda, MD  20814          |                               |                                 |                                 |
| Age:  43                     |                               |                                 |                                 |
|------------------------------|-------------------------------|---------------------------------|- -------------------------------|
| Louis M. Mayberg             | Secretary                     | Indefinite; April 1997 to       | President of the Advisor (May   |
| 7501 Wisconsin Avenue,       |                               | present                         | 1997 to present).               |
| Suite 1000                   |                               |                                 |                                 |
| Bethesda, MD  20814          |                               |                                 |                                 |
| Age:  39                     |                               |                                 |                                 |
|------------------------------|-------------------------------|---------------------------------|- -------------------------------|
| Steven D. Pierce             | Treasurer                     | Indefinite; February 2002 to    | BISYS Fund Services: Vice       |
| 3435 Stelzer Road            |                               | present                         | President of Accounting (April  |
| Columbus, OH 43219           |                               |                                 | 1999 to present);  CAN          |
| Age:  36                     |                               |                                 | Insurance: Manager (April 1996  |
|                              |                               |                                 | to April 1999)                  |
|------------------------------|-------------------------------|---------------------------------|- -------------------------------|
| John Danko                   | Vice President                | Indefinite; August 1999 to      | BISYS Fund Services: Director   |
| 60 State Street              |                               | present                         | of Client Services (February    |
| Boston, MA 02109             |                               |                                 | 1997 to present)                |
| Age:  35                     |                               |                                 |                                 |
|------------------------------|-------------------------------|---------------------------------|---------------------------------|

BOARD OF TRUSTEES

           Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

AUDIT COMMITTEE

           The Board of Trustees has an Audit Committee, whose function is to oversee the Trust's accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust's financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two
(2) meetings during the last year.

           Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2001.

|------------------------------------|----------------------------------------------|--------------------------------------------|
|         NAME OF TRUSTEE            |   DOLLAR RANGE OF EQUITY SECURITIES IN THE   |      AGGREGATE DOLLAR RANGE OF EQUITY      |
|                                    |                    TRUST                     |   SECURITIES IN ALL REGISTERED INVESTMENT  |
|                                    |                                              | COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF |
|                                    |                                              |            INVESTMENT COMPANIES            |
|------------------------------------|----------------------------------------------|--------------------------------------------|
| Russell S. Reynolds, III           |                     None                     |                    None                    |
|------------------------------------|----------------------------------------------|--------------------------------------------|
| Michael L. Sapir                   |                     None                     |                    None                    |
|------------------------------------|----------------------------------------------|--------------------------------------------|
| Michael C. Wachs                   |                     None                     |                    None                    |
|------------------------------------|----------------------------------------------|--------------------------------------------|

           As of April 1, 2002, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares any class of any ProFund VP.

           No non-interested Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2001.

           No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

           No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

           o the Trust;
           o an officer of the Trust;
           o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;
           o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;
           o the Advisor or the principal underwriter of the ProFunds VP,
           o an officer of the Advisor or the principal underwriter of the Pro Funds VP;
           o a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or
           o an officer of a person directly or indirectly controlling, control-led by, or under common control with the Advisor or the principal under-writer of the ProFunds VP.

TRUSTEE COMPENSATION

           For the fiscal year ended December 31, 2001, the Trust paid the following compensation to the Trustees of the Trust:

|------------------------------|---------------|---------------------------|--------------------------|--------------------------|
|  NAME OF PERSON, POSITION    |   AGGREGATE   |   PENSION OR RETIREMENT   |     ESTIMATED ANNUAL     | TOTAL COMPENSATION FROM  |
|                              | COMPENSATION  |  BENEFITS ACCRUED AS PART | BENEFITS UPON RETIREMENT |  TRUST AND FUND COMPLEX  |
|                              |  FROM TRUST*  |    OF TRUST EXPENSES**    |                          |     PAID TO DIRECTORS    |
|------------------------------|---------------|---------------------------|--------------------------|--------------------------|
| Russell S. Reynolds, III,    |               |                           |                          |                          |
| Trustee                      |     $11,000   |              $0           |            $0            |          $11,000         |
|------------------------------|---------------|---------------------------|--------------------------|--------------------------|
| Michael L. Sapir, Trustee,   |               |                           |                          |                          |
| Chairman and President       |       $0      |              $0           |            $0            |            $0            |
|------------------------------|---------------|---------------------------|--------------------------|--------------------------|
| Michael C. Wachs,            |               |                           |                          |                          |
| Trustee                      |     $11,000   |              $0           |            $0            |          $11,000         |
----------------------------------------------------------------------------------------------------------------------------------


* The Trust pays each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

** The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

           Under an investment advisory agreement between the Trust, on behalf of the ProFunds VP, and the Advisor dated October, 1997 and amended and restated as of February 18, 1998, October 15, 1999, January 24, 2000, May 5, 2000, August 24, 2000, December 8, 2000, January 26, 2001, May 1, 2001, September 1, 2001 and
May 1, 2002, each ProFund VP, other than ProFund VP Japan and ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. ProFund VP Japan and ProFund VP U.S. Government Plus pay the adviser a fee at an annualized rate, based on its average daily net assets, of 0.90% and 0.50%, respectively. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of the Trustees and the officers of the ProFund VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

      In  determining  whether  it  was  appropriate  to  approve  the  Advisory
Agreement on behalf of the ProFunds, the Board requested information, provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

o The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services, the profitability of ProFund Advisors's relationship with the ProFunds VP, and the comparability of the fees paid to fees paid by other investment companies;

o The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds VP and the ProFund VP's historic performance, including the success of the ProFunds VP in tracking benchmarks and achieving stated investment objectives;

o The Advisor's entrepreneurial commitment to the management of the ProFunds VP and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisors's assets to the successful operation of the ProFunds VP;

o The Advisor's representations regarding its staffing and capabilities to manage the ProFunds VP, including the retention of personnel with relevant portfolio management experience; and

o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

       In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the each ProFund and its shareholders.

           For the fiscal years ended December 31, 1999, 2000, and 2001, for each ProFund VP listed below, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts:

                                  ADVISORY FEES
                                    FYE 12/31

                                                      1999                        2000                           2001
                                                Earned       Waived       Earned        Waived          Earned           Waived
                                            --------------- ---------- ------------- ------------- ----------------- --------------
   ProFund VP Bull                          N/A             N/A        N/A           N/A           $ 36,109          --
   ProFund VP OTC                           N/A             N/A        N/A           N/A           $264,925          --
   ProFund VP Europe 30                     $ 2,323         $1,195     $  314,549    --            $314,701          --
   ProFund VP Bull Plus                     N/A             N/A        N/A           N/A           $433,114          --
   ProFund VP UltraSmall-Cap                $ 7,551         $6,071     $  273,382    $49,736       $295,632          --
   ProFund VP UltraOTC                      $55,095         $6,554     $1,305,878    --            $647,699          --
   ProFund VP Bear                          N/A             N/A        N/A           N/A           $153,077          --
   ProFund VP Biotechnology                 N/A             N/A        N/A           N/A           $142,282          --
   ProFund VP Energy                        N/A             N/A        N/A           N/A           $125,484          --
   ProFund VP Financial                     N/A             N/A        N/A           N/A           $ 86,798          --
   ProFund VP Healthcare                    N/A             N/A        N/A           N/A           $119,883          --
   ProFund VP Real Estate                   N/A             N/A        N/A           N/A           $159,050          --
   ProFund VP Technology                    N/A             N/A        N/A           N/A           $ 73,205          --
   ProFund VP Telecommunications            N/A             N/A        N/A           N/A           $ 38,735          --
   ProFund VP Utilities                     N/A             N/A        N/A           N/A           $ 99,360          --

      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.

CODE OF ETHICS

           The  Trust,  the  Advisor,  and  ProFunds   Distributor,   Inc.  (the
"Distributor") each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliate persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP. Such transactions are reported on a regular basis.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

           BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

           The Trust, as of January 1, 2001, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average daily net assets of all series of the Trust. This fee ranges from 0.05% of aggregate average daily net assets of $0 to $2 billion to 0.02% of aggregate average daily net assets of $10 billion and over on an annual basis, on an annual basis. Prior to January 1, 2001, the Trust paid BISYS a fee ranging from 0.15% of average daily net assets of $0 to $300 million to .05% of average daily net assets of $1 billion and over, on an annual basis. BISYS Funds Services Ohio, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for each series of the Trust, for which BISYS receives additional fees. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

           For the fiscal years ended December 31, 1999, 2000, and 2001, for each ProFund VP listed below, BISYS, as Administrator, was entitled to, and voluntarily waived, the following administration fees:

                               ADMINISTRATION FEES
                                    FYE 12/31

                                                   1999                        2000                           2001
                                             Earned       Waived       Earned        Waived          Earned           Waived
                                         --------------- ---------- ------------- ------------- ----------------- ----------------
   ProFund VP Bull                       N/A             N/A        N/A           N/A           $ 1,555           --
   ProFund VP OTC                        N/A             N/A        N/A           N/A           $15,693           --
   ProFund VP Europe 30                  $  155          $  155     $20,938       --            $23,271           --
   ProFund VP Bull Plus                  N/A             N/A        N/A           N/A           $22,554           --
   ProFund VP UltraSmall-Cap             $  503          $  503     $18,188       --            $21,801           --
   ProFund VP UltraOTC                   $3,633          $3,633     $86,647       --            $48,174           --
   ProFund VP Bear                       N/A             N/A        N/A           N/A           $ 8,689           --
   ProFund VP Biotechnology              N/A             N/A        N/A           N/A           $ 8,290           --
   ProFund VP Energy                     N/A             N/A        N/A           N/A           $ 6,359           --

                               ADMINISTRATION FEES
                                    FYE 12/31

   ProFund VP Financial                  N/A             N/A        N/A           N/A           $ 4,864           --
   ProFund VP Healthcare                 N/A             N/A        N/A           N/A           $ 7,233           --
   ProFund VP Real Estate                N/A             N/A        N/A           N/A           $10,495           --
   ProFund VP Technology                 N/A             N/A        N/A           N/A           $ 4,197           --
   ProFund VP Telecommunications         N/A             N/A        N/A           N/A           $ 2,646           --
   ProFund VP Utilities                  N/A             N/A        N/A           N/A           $ 4,972           --

           Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.

           The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays to the Advisor a fee at the annual rate of 0.15% of its average daily net assets for all ProFunds VP.

           For the fiscal years ended December 31, 1999, 2000, and 2001, for each ProFund VP listed below, ProFunds Advisors LLC was entitled to, and voluntarily waived, management services fees in the following amounts:

                            MANAGEMENT SERVICES FEES
                                    FYE 12/31

                                                      1999                          2000                          2001
                                             Earned          Waived         Earned        Waived        Earned         Waived
                                         --------------- --------------- ------------- -------------- -------------- --------------
   ProFund VP Bull                       N/A             N/A             N/A           N/A            $  7,222       --
   ProFund VP OTC                        N/A             N/A             N/A           N/A            $ 52,985       --
   ProFund VP Europe 30                  $   465         $   465         $ 62,910      --             $ 62,940       --
   ProFund VP Bull Plus                  N/A             N/A             N/A           N/A            $ 86,623       --
   ProFund VP UltraSmall-Cap             $ 1,510         $ 1,510         $ 54,677      $54,677        $ 59,127       --
   ProFund VP UltraOTC                   $10,900         $10,900         $261,178      --             $129,540       --
   ProFund VP Bear                       N/A             N/A             N/A           N/A            $ 30,615       --
   ProFund VP Biotechnology              N/A             N/A             N/A           N/A            $ 28,456       --
   ProFund VP Energy                     N/A             N/A             N/A           N/A            $ 25,097       --
   ProFund VP Financial                  N/A             N/A             N/A           N/A            $ 17,360       --
   ProFund VP Healthcare                 N/A             N/A             N/A           N/A            $ 23,977       --
   ProFund VP Real Estate                N/A             N/A             N/A           N/A            $ 31,810       --
   ProFund VP Technology                 N/A             N/A             N/A           N/A            $ 14,641       --
   ProFund VP Telecommunications         N/A             N/A             N/A           N/A            $  7,747       --
   ProFund VP Utilities                  N/A             N/A             N/A           N/A            $ 19,872       --

      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.

CUSTODIAN

           UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES

           The  Trust,  on behalf  of the  ProFunds  VP,  has  entered  into the administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer's separate account with the ProFunds VP, including necessary coordination with other service providers;
coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.50% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer's separate account.

           From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by other insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFund VP's investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. For the fiscal year ended December 31, 2001, the Advisor did not pay, out of its own assets, any amounts associated with administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

           For the fiscal years ended December 31, 1999, 2000, and 2001, each ProFund VP listed below paid the following administrative services fees:

                          ADMINISTRATIVE SERVICES FEES
                                    FYE 12/31

                                                    1999                          2000                          2001

                                               -------------------------------------------------------------------------------------
   ProFund VP Bull                             N/A                             N/A                          $  9,454
   ProFund VP OTC                              N/A                             N/A                          $123,631
   ProFund VP Europe 30                        $   774                         $104,849                     $133,061
   ProFund VP Bull Plus                        N/A                             N/A                          $202,119
   ProFund VP UltraSmall-Cap                   $ 2,517                         $ 91,127                     $135,921
   ProFund VP UltraOTC                         $18,166                         $435,293                     $295,558
   ProFund VP Bear                             N/A                             N/A                          $ 71,436
   ProFund VP Biotechnology                    N/A                             N/A                          $ 75,884
   ProFund VP Energy                           N/A                             N/A                          $ 66,925
   ProFund VP Financial                        N/A                             N/A                          $ 46,292

                          ADMINISTRATIVE SERVICES FEES
                                    FYE 12/31

   ProFund VP Healthcare              N/A            N/A          $ 63,937
   ProFund VP Real Estate             N/A            N/A          $ 84,827
   ProFund VP Technology              N/A            N/A          $ 39,043
   ProFund VP Telecommunications      N/A            N/A          $ 20,659
   ProFund VP Utilities               N/A            N/A          $ 52,992

           Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.

INDEPENDENT ACCOUNTANTS

           PricewaterhouseCoopers LLP serves as independent accountants to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

           Dechert serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION (12b-1) PLAN

           Pursuant to a 12b-1 Plan ("Distribution Plan"), the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

           The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

           The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

           The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

           For the fiscal year ended December 31, 2001, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan in connection with making shares of the ProFunds VP available as funding vehicles for variable contracts:

                             DISTRIBUTION PLAN FEES
                                    FYE 12/31

                                                          2001

                                            --------------------------------
               ProFund VP Bull                         $ 12,037
               ProFund VP OTC                          $ 88,308
               ProFund VP Europe 30                    $104,900
               ProFund VP Bull Plus                    $144,371
               ProFund VP UltraSmall-Cap               $ 98,544
               ProFund VP UltraOTC                     $215,900
               ProFund VP Bear                         $ 51,026
               ProFund VP Biotechnology                $ 47,427
               ProFund VP Energy                       $ 41,828
               ProFund VP Financial                    $ 28,933
               ProFund VP Healthcare                   $ 39,961
               ProFund VP Real Estate                  $ 53,017
               ProFund VP Technology                   $ 24,402
               ProFund VP Telecommunications           $ 12,912
               ProFund VP Utilities                    $ 33,120

      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.

                               COSTS AND EXPENSES

           Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

          ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

           ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust comprises multiple separately managed series. Other series may be added in the future.

           All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

           Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

           The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

                                 CAPITALIZATION

           As of April 1, 2002, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the ProFunds VP, except as set forth below:


PROFUND VP BULL                                TOTAL SHARES           PERCENTAGE
---------------                                ------------           ----------

Golden American Life Insurance Company         980,963.776              100.00%
1475 Dunwoody Drive
West Chester, PA 19380

PROFUND VP OTC                                 TOTAL SHARES           PERCENTAGE
--------------                                 ------------           ----------

American Skandia Life Assurance Corp.         3,744,823.553             94.92%
One Corporate Drive
Shelton, CT  06484

PROFUND VP EUROPE 30                           TOTAL SHARES           PERCENTAGE
--------------------                           ------------           ----------

American Skandia Life Assurance Corp.         2,660,849.773             93.59%
One Corporate Drive
Shelton, CT  06484

PROFUND VP BULL PLUS                           TOTAL SHARES           PERCENTAGE
--------------------                           ------------           ----------

American Skandia Life Assurance Corp.         3,578,440.764             94.11%
One Corporate Drive
Shelton, CT  06484

PROFUND VP ULTRASMALL-CAP                      TOTAL SHARES           PERCENTAGE
--------------------------                     ------------           ----------

American Skandia Life Assurance Corp.         1,946,358.456             83.34%
One Corporate Drive
Shelton, CT  06484

Canada Life Insurance Company of America        212,123.49               9.08%
6201 Power Ferry Rd., Suite 600
Atlanta, GA 30339

PROFUND VP ULTRAOTC                            TOTAL SHARES           PERCENTAGE
-------------------                            ------------           ----------

American Skandia Life Assurance Corp.         18,530,054.179            94.28%
One Corporate Drive
Shelton, CT  06484

PROFUND VP BEAR                                TOTAL SHARES           PERCENTAGE
---------------                                ------------           ----------

American Skandia Life Assurance Corp.          749,096.535              95.35%
One Corporate Drive
Shelton, CT  06484

PROFUND VP BIOTECHNOLOGY                       TOTAL SHARES           PERCENTAGE
------------------------                       ------------           ----------

American Skandia Life Assurance Corp.          730,969.534              97.38%
One Corporate Drive
Shelton, CT  06484

PROFUND VP ENERGY                              TOTAL SHARES           PERCENTAGE
-----------------                              ------------           ----------

American Skandia Life Assurance Corp.         1,531,944.030             95.22%
One Corporate Drive
Shelton, CT  06484

PROFUND VP FINANCIAL                           TOTAL SHARES           PERCENTAGE
--------------------                           ------------           ----------

American Skandia Life Assurance Corp.         1,737,247.296             97.69%
One Corporate Drive
Shelton, CT  06484

PROFUND VP HEALTHCARE                          TOTAL SHARES           PERCENTAGE
---------------------                          ------------           ----------

American Skandia Life Assurance Corp.          923,559.577              96.88%
One Corporate Drive
Shelton, CT  06484

PROFUND VP REAL ESTATE                         TOTAL SHARES           PERCENTAGE
----------------------                         ------------           ----------

American Skandia Life Assurance Corp.         1,582,915.573             96.38%
One Corporate Drive
Shelton, CT  06484

PROFUND VP TECHNOLOGY                          TOTAL SHARES           PERCENTAGE
---------------------                          ------------           ----------

American Skandia Life Assurance Corp.          904,332.035              95.79%
One Corporate Drive
Shelton, CT  06484

PROFUND VP TELECOMMUNICATIONS                  TOTAL SHARES           PERCENTAGE
-----------------------------                  ------------           ----------

American Skandia Life Assurance Corp.          195,683.985              98.57%
One Corporate Drive
Shelton, CT  06484

PROFUND VP UTILITIES                           TOTAL SHARES           PERCENTAGE
--------------------                           ------------           ----------

American Skandia Life Assurance Corp.         1,302,552.387             94.03%
One Corporate Drive
Shelton, CT  06484

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund VP's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

                                    TAXATION

           Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

           Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

           As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

           If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each ProFund VP believes that it is not subject to the excise tax, each intends to make the distributions required to avoid the imposition of such a tax. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

           Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to both qualify as a regulated investment company and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

           The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings. Your control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contractowners were not the owners of separate account assets. For example, the certain ProFunds VP are generally narrower in focus than the investment options described in one IRS ruling in which "the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments" was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contractowners in that case.

           In the event that rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

MARKET DISCOUNT

           If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is the "market discount". If the amount of the market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of the market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

           Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

           Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

EQUALIZATION ACCOUNTING

           Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the undistributed investment company taxable income and net capital gain of the ProFund VP. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the ProFund VP; the total return on a shareholder's investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

           From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

           The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

           Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

      The average annual total return for each ProFund VP that commenced operations on or before December 31, 2001 for the year ended December 31, 2001 and period from commencement of operations to December 31, 2001, were as follows:

                                                                                                            SINCE COMMENCEMENT
                                                                      1 YEAR (1)                               OF OPERATIONS
                                                                      ----------                               -------------

                                                      ------------------------------------------------------------------------------
ProFund VP Bull                                       N/A                                         -10.20% (2)
ProFund VP OTC                                        N/A                                         -41.57% (3)
ProFund VP Europe 30                                  -24.14%                                      -9.00% (4)
ProFund VP Bull Plus                                  N/A                                         -24.30% (3)
ProFund VP UltraSmall-Cap                              -7.61%                                      -6.47% (4)
ProFund VP UltraOTC                                   -68.72%                                     -52.18% (4)
ProFund VP Bear                                       N/A                                          16.90% (3)
ProFund VP Biotechnology                              N/A                                         -15.20% (3)
ProFund VP Energy                                     N/A                                          -6.90% (3)
ProFund VP Financial                                  N/A                                          -6.60% (3)
ProFund VP Healthcare                                 N/A                                          -5.23% (3)
ProFund VP Real Estate                                N/A                                           9.07% (3)
ProFund VP Technology                                 N/A                                         -40.10% (3)
ProFund VP Telecommunications                         N/A                                         -28.10% (3)
ProFund VP Utilities                                  N/A                                         -17.70% (3)

(1) Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2001.
(2) The Fund commenced operations on May 1, 2001.
(3) The Fund commenced operations on January 22, 2001.
(4) The Fund commenced operations on October 18, 1999.


           This performance data represents past performance and is not an indication of future results. The recent growth in the stock market, particularly the technology industry, has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the performance of the ProFunds VP may be subject to substantial short-term changes. The total returns of the ProFunds VP do not show the effects of income taxes on an individual's investments.

COMPARISONS OF INVESTMENT PERFORMANCE

           In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be useful measures of the quality of the investment performance of a ProFund VP.

In particular, performance information for ProFund VP Bull, ProFund VP Bull Plus, and ProFund VP Bear, may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for ProFund VP OTC, and ProFund VP UltraOTC may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index(TM); and performance information for Sector ProFunds VP may be compared to various Dow Jones Sector Indices.

           In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for ProFund VP Bull, ProFund VP Bull Plus, and ProFund VP Bear, from the "Small Company Growth Funds" grouping for ProFund VP OTC, and ProFund VP UltraSmall-Cap. In addition, rankings, ratings, and comparisons may be used with respect to any of the ProFunds VP.

           Further information about the performance of the ProFunds VP is contained in the annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI. However, because the ProFunds VP have no history of investment operations, they have not yet prepared any shareholder reports.

Other Information

           The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange, the Frank Russell Company or Dow Jones, and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the "Indices"), to track general stock market performance. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "500(R)," "S&P MidCap 400," "Standard & Poor's Mid-Cap 400," "S&P Small-Cap 600," Standard & Poor's Small-Cap 600," "S&P Mid-Cap 400/BARRA Growth Index," " S&P Mid-Cap 400/BARRA Value Index," "S&P Small-Cap 600/BARRA Growth Index," and "S&P Small-Cap 600/BARRA Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds VP. "Russell 2000(R)Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index(R)" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange Gold and Silver Sector(SM) Index" is a service mark of the Philadelphia Stock Exchange. "Dow Jones, "Dow 30," "Dow Jones Industrial Average," "DJIA," and the name of each Dow Jones U.S. index (the Dow Jones U.S. Banks Index, the Dow Jones U.S. Basic Materials Sector Index, the Dow Jones U.S. Biotechnology Index, the Dow Jones U.S. Consumer Cyclical Sector Index, the Dow Jones U.S. Consumer Non-Cyclical Sector Index, the Dow Jones U.S. Energy Sector Index, the Dow Jones U.S. Financial Sector Index, the Dow Jones U.S. Healthcare Sector Index, the Dow Jones U.S. Industrial Sector Index, the Dow Jones U.S. Composite Internet Index, the Dow Jones U.S. Pharmaceuticals Index, the Dow Jones U.S. Real Estate Index, the Dow Jones U.S. Semiconductor Index, the Dow Jones U.S. Technology Sector Index, the Dow Jones U.S. Telecommunications Sector Index, and the Dow Jones U.S. Utilities Sector Index (the "Dow Jones Indices")) are service marks of Dow Jones & Company, Inc.

           S&P's, NASDAQ's, Frank Russell Company's, Philadelphia Stock Exchange's ("PSE") and Dow Jones's (the "Licensors") only relationship to the ProFunds VP, as series of ProFunds (the "Licensee") is the licensing of certain trademarks and trade names of the Licensors. The Licensors have no obligation to take the needs of the Licensee or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The Licensors are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The Licensors have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

           THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, S&P AND PSE DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THEIR RESPECTIVE INDICES OR ANY DATA INCLUDED THEREIN, AND THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, S&P AND PSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, S&P AND PSE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF THE PROFUNDS VP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THEIR RESPECTIVE INDICES OR ANY DATA INCLUDED THEREIN. THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES S&P AND PSE MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THEIR RESPECTIVE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, S&P OR PSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"Dow Jones" and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

o Sponsor, endorse, sell or promote the Sector ProFunds VP (together, the "ProFunds VP").
o Recommend that any person invest in the ProFunds VP or any other securities.
o Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
o Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.
o Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:


o The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;
o The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or
o The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds VP and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

                              FINANCIAL STATEMENTS

           The Report of Independent Accountants and Financial Statements of those ProFunds VP in operation for the fiscal period ended December 31, 2001 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 776-3637.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A

                            PROFUNDS EUROPE 30 INDEX

COMPANY NAME
------------

AVENTIS-ADR
ALLIANZ AG-ADR
ASTRAZENECA-ADR
BANCO BILBAO-ADR
BARCLAYS PLC-ADR
BP PLC-ADR
CREDIT SUISS-ADR
DIAGEO PLC-ADR
DEUTSCHE TEL-ADR
ENI SPA-ADR
E.ON AG-ADR
ERICSSON LM-ADR
FRANCE TELEC-ADR
GLAXOSMITHKL-ADR
HSBC HOLDING-ADR
ING GROEP-ADR
LLOYDS TSB GR-AD
NOKIA CORP-ADR
NOVARTIS AG-ADR
PHILIPS ELEC-NY
ROYAL DUT PE-NYS
SAP AG-SPONS ADR
SHELL TRANSP-ADR
SIEMENS AG-ADR
BANCO SANTAN-ADR
TELEFONICA-ADR
TELECOM ITAL-ADR
TOTAL FINA E-ADR
VIVENDI UNIV-ADR
VODAFONE GRP-ADR

                                   APPENDIX B

                             PROFUNDS ASIA 30 INDEX

COMPANY NAME

CHINA MOBILE (HONG KONG) LIMITED
TAIWAN SEMICONDUCTOR MANUFACTURING CO.
NEWS CORPORATION LIMITED, THE
PETROCHINA COMPANY LIMITED
UNITED MICROELECTRONICS
NATIONAL AUSTRALIA BANK LIMITED
BHP BILLITON LIMITED
SK TELECOM CO. LTD.
CHINA UNICOM LIMITED
KOREA TELECOM
KOREA ELECTRIC POWER CORPORATION
KOOKMIN BANK
CHINA  PETROLEUM & CHEMICAL  CORPORATION - LEVEL III
FLEXTRONICS  INTERNATIONAL
POHANG IRON & STEEL COMPANY LIMITED WIPRO LTD.
INFOSYS TECHNOLOGIES LIMITED
CHINA NATIONAL  OFFSHORE OIL  CORPORATION - LEVEL II
TELECOM  CORPORATION OF NEW ZEALAND LTD.
CHARTERED SEMI-CONDUCTOR MAN
HUANENG POWER INTERNATIONAL
P.T. TELEKOM
ADVANCED SEMICONDUCTOR ENGINEERING
ALUMINUM CORPORATION OF CHINA LIMITED
MAHANGAR TELEPHONE NIGAM LIMITED
MACRONIX INTERNATIONAL COMPANY LIMITED
SILICONWARE PRECISION IND., CO. LTD.
SATYAM COMPUTER SERVICES
DR. REDDY'S LABORATORIES LTD.
PHILLIPINE LONG DISTANCE TELEPHONE

                                   APPENDIX C

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

      S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

      AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

      AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

      AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury ProFunds VP.

      AA+, AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

      AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

      General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

      Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

      AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

      S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

      Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

      F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

      Duff 1+: Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

      Duff 1: Very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor.

      Duff 1 minus: High certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small.

      Duff 2: Good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

      Duff 3: Represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

      F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

      A: Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB: Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

      BB: Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

      B: Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

      CCC: Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

      CC: Obligations which are highly speculative or which have a high risk of default.

      C: Obligations which are currently in default.

      Notes: "+" or "-".

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

      F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

      A3: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

      B: Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C: Obligations for which there is an inadequate capacity to ensure timely repayment.

      D: Obligations which have a high risk of default or which are currently in default

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

      TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated 'TBW-1'.

      TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      TWB-4:   The  lowest   rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

      AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

      AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

      A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

      BB: While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

      B: Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

      CCC: Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

      CC-"CC": is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

      D: Default

      These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

[GRAPHIC OMITTED]

PROFUNDS VP

      BULL
      SMALL-CAP
      EUROPE 30


>     PROSPECTUS

      May 1, 2002


                    This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.


                    Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[PROFUNDS LOGO]

  >   TABLE OF CONTENTS

  1   PROFUNDS VP OVERVIEW

  8      BULL
  9      SMALL-CAP
 10      EUROPE 30

 13   GENERAL PROFUNDS VP INFORMATION

 17   PROFUNDS VP MANAGEMENT

 19   FINANCIAL HIGHLIGHTS






[PROFUNDS LOGO]

[GRAPHIC OMITTED]

                    >   Profunds VP Overview

                    "EACH PROFUND VP SEEKS TO PROVIDE ITS SHAREHOLDERS WITH PREDICTABLE DAILY INVESTMENT RETURNS APPROXIMATING ITS BENCHMARK BY INVESTING IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS."
















                                                        PROFUNDS VP OVERVIEW > 1

>  PROFUNDS VP OVERVIEW



PROFUNDS VP OBJECTIVES

The ProFunds VP described in this prospectus seek to provide daily investment results, before fees and expenses, that correspond to the daily performance of a particular BENCHMARK.(1)


PROFUND VP          INDEX                 DAILY OBJECTIVE        TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------------------------
Bull                S&P 500(R)            Match (100%)           Diverse, widely traded, large
                    Index                                        capitalization
--------------------------------------------------------------------------------------------------
Small-Cap           Russell 2000(R)       Match (100%)           Diverse, small capitalization
                    Index
--------------------------------------------------------------------------------------------------
Europe 30           ProFunds Europe       Match (100%)           Large capitalization, widely
                    30 Index                                     traded European stocks
--------------------------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve a ProFund VP's investment objective of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, the ProFund VP's investment adviser, ProFund Advisors LLC ("ProFund Advisors"), uses a "passive" mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular security or instrument, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective.

Each of PROFUND VP SMALL-CAP and PROFUND VP EUROPE 30, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to the type of investment suggested by its name. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, U.S. government securities, repurchase agreements, or a combination of the foregoing. For PROFUND VP EUROPE 30, investments may also include depositary receipts.

The ProFunds VP principally invest in:

> A combination of securities and financial instruments that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index;

>  Futures contracts and options on futures contracts; and

> Financial instruments such as equity caps, collars, floors, swaps, forward contracts, depositary receipts, and options on securities and stock indices.




--------------------------------------------------------------------------------
(1) A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Bull has a benchmark of matching (100%) the daily return of the S&P 500 Index.




2 < PROFUNDS VP OVERVIEW

ALL OF THE PROFUNDS VP may invest in futures contracts on stock indices, options on futures contracts, and the other financial instruments noted above as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Each ProFund VP may hold U.S. government securities, including government agency securities, money market instruments or cash equivalents. In addition, all of the ProFunds VP may borrow money for investment purposes.

PROFUND VP EUROPE 30 invests in financial instruments with values that reflect the performance of stocks of European companies. PROFUND VP EUROPE 30 may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York shares.

WHAT THE PROFUNDS VP DO

Each ProFund VP:

> Seeks to provide its shareholders with predictable daily investment returns approximating its benchmark by investing in securities and other financial instruments. These financial instruments may include futures, options on futures and swaps.

>  Uses a passive  mathematical  approach to investing its assets.

>  Pursues its objective  regardless of market conditions,  trends or direction.

>  Seeks to provide correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

ProFund Advisors does not:

> Conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP.

> Invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

> Adopt defensive positions by investing in cash or other financial instruments in anticipation of an adverse climate for the benchmark indices of the ProFunds VP.

In addition, ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results. Investors should be aware that the investments made by a ProFund VP and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the ProFund VP.

PRINCIPAL RISKS OF INVESTING IN THE PROFUNDS VP

Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any ProFund VP will achieve its investment objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives. Some of the risks that are common (unless otherwise specified) to the ProFunds VP are:




                                                        PROFUNDS VP OVERVIEW > 3

>  PROFUNDS VP OVERVIEW



MARKET RISK--The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP should normally lose money on days when the index underlying their benchmark declines.

EQUITY RISK--The ProFunds VP may seek exposure to the equity markets. The equity markets are volatile, and the value of securities, futures, option contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. Small and mid-capitalization companies may lack the financial and personnel resources to handle economic setbacks, and their securities typically are less liquid than larger companies' securities. The risk of equity investing may be particularly acute when a ProFund VP invests in the securities of issuers with small market capitalization.

DEBT INSTRUMENT RISK--Each ProFund VP may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

CORRELATION RISK--A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high level of correlation. A ProFund VP may invest in securities or in other financial instruments not included in its underlying index. A ProFund VP may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive trade information after the exchange or market closes, potentially resulting in the ProFund VP being over or under exposed. An exchange or market may close early, which may result in a ProFund VP being unable to sell or buy securities on that day. An exchange or market may halt trading in securities held by a ProFund VP, which may result in a ProFund VP being unable to sell or buy certain options or futures contracts. In such circumstances, a ProFund VP may be unable to accurately price its outstanding investments or may incur substantial trading losses. In addition to other factors, actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported to the ProFund VP by the insurance companies prior to the time the ProFund VP's share price is calculated. These factors may adversely affect a ProFund VP's correlation with its benchmark. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective.



4 < PROFUNDS VP OVERVIEW

LEVERAGE RISK--All of the ProFunds VP may borrow money for investment purposes. Leveraged investment techniques provide greater investment exposure than a ProFund VP's investment. Use of leverage can magnify the effects of changes in the value of the ProFunds VP and makes them more volatile. The leveraged investment techniques that the ProFunds VPemploy should cause investors in these ProFunds VP to lose more money in adverse environments.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES--The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, swaps, futures contracts and other similar instruments, particularly when used to create leverage, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

LIQUIDITY RISK--In certain circumstances, such as the disruption of the orderly markets for financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

NON-DIVERSIFICATION RISK--The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose benchmark index comprises a small number of stocks or other securities.

ACTIVE TRADING RISK--ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

SWAP COUNTERPARTY CREDIT RISK--The ProFunds VP are subject to credit or performance risk on the amount each ProFund VP expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a ProFund VP will cause the value of the ProFund VP to decrease.

OPERATIONAL RISK--There can be no assurances that any ProFund VP will grow to or maintain an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

THE INVESTMENT OBJECTIVE OF EACH PROFUND VP IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PROFUND VP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


                                                        PROFUNDS VP OVERVIEW > 5

>  PROFUNDS VP OVERVIEW


WHO MAY WANT TO CONSIDER A PROFUNDS VP INVESTMENT

The ProFunds VP may be appropriate for investors who want to receive investment results approximating the daily performance of a particular index.

IMPORTANT CONCEPTS

> LEVERAGE and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value.

> FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day.

> SWAP AGREEMENTS are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by a ProFund VP to achieve investment exposure to its benchmark index. If a ProFund VP returns the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund VP makes a profit on the difference. If the current market price is greater when the time comes to return the security, the ProFund VP will incur a loss on the transaction.

> AMERICAN DEPOSITARY RECEIPTS represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

> GLOBAL DEPOSITARY RECEIPTS are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

> NEW YORK SHARES (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

THE PROFUNDS VP:

>  Are not federally insured

>  Are not guaranteed by any government agency

>  Are not bank deposits

>  Are not guaranteed to achieve their objectives



6 < PROFUNDS VP OVERVIEW

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                                                        PROFUNDS VP OVERVIEW > 7

>  PROFUND VP BULL



GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500(R) Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 2.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industrial group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

The principal risks associated with PROFUND VP BULL are discussed in the "Overview" section beginning on page 3.

FUND PERFORMANCE

Because PROFUND VP BULL commenced operations on May 1, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.







8 < PROFUND VP BULL

>  PROFUND VP SMALL-CAP



GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000(R) Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 2.

The Russell 2000 Index is an unmanaged index consisting of approximately 2,000 (1,905 as of March 31, 2002) of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the investable U.S. equity market.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 3, PROFUND VP SMALL-CAP is also subject to the following risk:

SMALL COMPANY INVESTMENT RISK - PROFUND VP SMALL-CAP could experience greater risks than a fund which invests primarily in large-capitalization, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of large companies;

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk;

> Small companies tend to lack the financial and personnel resources to handle industry-wide setbacks and, as a result, such setbacks could have a greater effect on the companies' share prices; and

> Small company stocks are typically less liquid than large company stocks and liquidating positions in turbulent market conditions could become difficult.

FUND PERFORMANCE

Because PROFUND VP SMALL-CAP commenced operations on May 1, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.




                                                        PROFUND VP SMALL-CAP > 9

>  PROFUND VP EUROPE 30



GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 2.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of the 30 largest market capitalization companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as ADRs. The component companies of the Index as of the date of this Prospectus are listed in an appendix to the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 3, ProFund VP Europe 30 is also subject to the following risk:

FOREIGN INVESTMENT  RISK

> Because it focuses its investments in issuers located in Europe, PROFUND VP EUROPE 30 may be particularly susceptible to economic, political or regulatory events affecting European companies, and European countries generally. For example, European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms.

> Certain European countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, PROFUND VP EUROPE 30 may not have access to adequate or reliable company information.

> European stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or wrong.

> The value of ADRs could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.








10 < PROFUND VP EUROPE 30

FUND PERFORMANCE

The bar chart below shows how the performance of PROFUND VP EUROPE 30 has varied from year to year. The tables show how the average annual total returns for PROFUND VP EUROPE 30 compare to a broad measure of securities market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Of course, past performance is no guarantee of future results.


ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [THE DATA BELOW IS PRESENTED AS A BAR CHART IN THE PRINTED VERSION]

                 2000                               2001
                 ----                               ----
                -12.75%                            -24.14%

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 7.01% (quarter ended March 31, 2000) and the lowest return was -16.98% (quarter ended March 31, 2001).






AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                    ONE           SINCE          INCEPTION
                                    YEAR          INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Europe 30               -24.14%        -9.00%         10/18/99
Dow Jones STOXX 50 Index(1)(2)     -23.49%        -7.24%         10/18/99
ProFunds Europe 30 Index(2)        -24.47%        -9.97%         10/18/99


(1) The Dow Jones STOXX50 Index is a capitalization-weighted index of 50 European stocks.

(2)  Reflects no deduction for fees or expenses.

















                                                       PROFUND VP EUROPE 30 > 11

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12 < PROFUNDS VP

[GRAPHIC OMITTED]


                    >    GENERAL PROFUNDS VP INFORMATION

                    "PURCHASES AND REDEMPTIONS OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER RECEIPT AND ACCEPTANCE OF A PURCHASE ORDER OR RECEIPT OF A REDEMPTION REQUEST."















                                            GENERAL PROFUNDS VP INFORMATION > 13

>  GENERAL PROFUNDS VP INFORMATION



CALCULATING SHARE PRICES

Each ProFund VP calculates its daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

A ProFund VP values shares by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for an investment, or if an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. In the event that a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close, portfolio investments may be valued at fair value, or in a manner that is different from that described above. See the Statement of Additional Information for more details.

The NYSE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated in 2002: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. Either or both of these exchanges may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash contribution.



14 < GENERAL PROFUNDS VP INFORMATION

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.








                                            GENERAL PROFUNDS VP INFORMATION > 15

>  GENERAL PROFUNDS VP INFORMATION



DISTRIBUTION (12b-1) PLAN AND SERVICE FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the
shareholder   level.

FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.


16 < GENERAL PROFUNDS VP INFORMATION

[GRAPHIC OMITTED]

                    >   PROFUNDS VP MANAGEMENT

                    "THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF ALL SERIES OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."










                                                     PROFUNDS VP MANAGEMENT > 17

>  PROFUNDS VP MANAGEMENT


BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP.
Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $2.1 billion in assets as of December 31, 2001. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive annual fees equal to 0.75% of the average daily net assets of each of the ProFunds VP. During the year ended December 31, 2001, PROFUND VP EUROPE 30, which had a full year of operations, paid ProFund Advisors a fee in the amount of 0.75% of its average daily net assets.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs client support and administrative services for the ProFunds VP. Each ProFund VP pays a fee of 0.15%, on an annual basis, of its average daily net assets for these services.

INDEX  INFORMATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "500(R)," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or the Frank Russell Company, and neither Standard & Poor's nor the Frank Russell Company makes any representations regarding the advisability of investing in the ProFunds VP.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.



18 < PROFUNDS VP MANAGEMENT

                    >      FINANCIAL HIGHLIGHTS

                    "THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT ON THE FINANCIAL STATEMENTS OF THE PROFUNDS VP APPEARS IN THE ANNUAL REPORT OF THE PROFUNDS VP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001."











                                                       FINANCIAL HIGHLIGHTS > 19

>  FINANCIAL HIGHLIGHTS


The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. Information is presented for each of the ProFunds VP set forth in the prospectus. This information does not reflect charges and fees associated with insurance company separate accounts or any insurance contract for which a ProFund VP is an investment option. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the annual report of the ProFunds VP for the fiscal year ended December 31, 2001. The annual report is available free of charge by phoning 888-776-3637.













20 < FINANCIAL HIGHLIGHTS

PROFUND VP BULL

Selected data for a share of beneficial interest outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                             For the period
                                                         May 1, 2001(a) through
                                                            December 31, 2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                           $30.00
                                                                 -------

   INVESTMENT ACTIVITIES:

   Net investment loss                                             (0.11)(b)

   Net realized and unrealized losses on investments
   and futures contracts                                           (2.95)
                                                                 -------

   Total loss from investment activities                           (3.06)
                                                                 -------

   NET ASSET VALUE, END OF PERIOD                                 $26.94
                                                                 =======

   TOTAL RETURN                                                   (10.20)%(c)

   RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year                                  $20,585,768

   Ratio of expenses to average net assets                         2.25%(d)

   Ratio of net investment loss to average net assets             (0.60)%(d)

   Portfolio turnover                                               325%
--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.


                                                       FINANCIAL HIGHLIGHTS > 21

PROFUND VP SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                              For the period
                                                          May 1, 2001(a) through
                                                             Decembr 31, 2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                              $30.00
                                                                    -------

   INVESTMENT ACTIVITIES:

   Net investment loss                                                (0.10)(b)

   Net realized and unrealized losses on investments
   and futures contracts                                              (1.34)
                                                                   --------

   Total loss from investment activities                              (1.44)
                                                                   --------

   NET ASSET VALUE, END OF PERIOD                                    $28.56
                                                                   ========

   TOTAL RETURN                                                       (4.80)%(c)

   RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year                                      $19,964,980

   Ratio of expenses to average net assets                             2.25%(d)

   Ratio of net investment loss to average net assets                 (0.53)%(d)

   Ratio of expenses to average net assets*                            2.65%(d)

   Portfolio turnover                                                  2627%

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.




22 < FINANCIAL HIGHLIGHTS

PROFUND VP EUROPE 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                            For the         For the        For the period
                                          year ended      year ended     October 18, 1999(a)
                                         December 31,    December 31,    through December 31,
----------------------------------------------------------------------------------------------
                                             2001           2000                1999
----------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD     $31.98         $36.82             $30.00
                                          --------       --------           --------

   INVESTMENT ACTIVITIES:

   Net investment income/(loss)              (0.04)(b)       0.09(b)           (0.04)

   Net realized and unrealized
   gains/(losses) on investments
   and futures contracts                     (7.68)         (4.79)              6.86
                                          --------       --------           --------

   Total income/(loss) from investment
   activities                                (7.72)         (4.70)              6.82
                                          --------       --------           --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net realized gains on investments
   and futures contracts                      ----          (0.13)              ----

   In excess of net realized gains on
   investments and futures contracts          ----          (0.01)              ----
                                          --------       --------           --------

   Total distributions                        ----          (0.14)              ----
                                          --------       --------           --------

   NET ASSET VALUE, END OF PERIOD           $24.26         $31.98             $36.82
                                          ========       ========           ========

   TOTAL RETURN                             (24.14)%       (12.75)%            22.73%(c)

   RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year             $52,253,162    $25,003,610         $3,262,131

   Ratio of expenses to average
   net assets                                 1.89%          1.65%              1.78%(d)

   Ratio of net investment income/(loss)
   to average net assets                     (0.14)%         0.26%             (1.00)%(d)

   Ratio of expenses to average
   net assets*                                1.89%          1.65%              2.39%(d)

   Portfolio turnover                         1002%          1434%               100%

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations.
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.



                                                       FINANCIAL HIGHLIGHTS > 23

Additional information about certain of the investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information dated May 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the ProFunds VP, write to us at:

PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 FOR INVESTORS
   (888) PRO-5717 (888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

   or visit our website www.profunds.com.




You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Ultra, UltraSector and Innovations in Indexing are trademarks of ProFund Advisors LLC.


PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD


                                [PROFUNDS LOGO]


                                        Investment Company Act No. 811-08239

                                    PROFUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        7501 WISCONSIN AVENUE, SUITE 1000
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
         (888) 776-5717 (INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY)

           This Statement of Additional Information ("SAI") describes the ProFund VP Bull, ProFund VP Small-Cap and ProFund VP Europe 30 (collectively, the "ProFunds VP"). The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

           Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

           The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.

           This SAI is not a prospectus. It should be read in conjunction with the Prospectus describing the ProFunds VP, dated May 1, 2002, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. The financial statements and related report of the independent accountants included in the ProFunds' VP annual report for the fiscal year ended December 31, 2001, are incorporated by reference into this SAI. A copy of the Prospectus is available, without charge, upon request to the address above or by telephone at the numbers above.

           The date of this SAI is May 1, 2002.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROFUNDS VP....................................................................3
INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS..............................3
INVESTMENT RESTRICTIONS.......................................................18
DETERMINATION OF NET ASSET VALUE..............................................19
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................20
MANAGEMENT OF PROFUNDS........................................................22
COSTS AND EXPENSES............................................................30
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST.................30
CAPITALIZATION................................................................31
TAXATION......................................................................31
PERFORMANCE INFORMATION.......................................................34
FINANCIAL STATEMENTS..........................................................37
APPENDIX A - PROFUNDS EUROPE 30 INDEX........................................A-1
APPENDIX B - DESCRIPTION OF SECURITIES RATINGS...............................B-1

                                  PROFUNDS VP

           ProFunds (the "Trust") is an open-end management investment company that is currently comprised of multiple separate series. The series discussed herein are offered to insurance company separate accounts. All of the ProFunds VP are classified as non-diversified. The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP. Other series may be added in the future.

GENERAL

           Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the ProFunds VP by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

           Certain investment restrictions of a ProFund VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All investment objectives or investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the Trust without the approval of shareholders.

           It is the policy of the ProFunds VP to pursue their investment objectives and investment strategies regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

           The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate their activity in any of these areas without changing their investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of its objective.

                INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

           A ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFund VP believes the current benchmark no longer serves the investment needs of a majority of shareholders, another benchmark better serves shareholders' investment needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

           ProFunds VP listed below have non-fundamental investment policies obligating such a ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments with investment characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, "assets" includes the ProFund VP's net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, "assets" includes not only the amount of a ProFund VP's net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP's net assets that are segregated on the ProFund VP's books and records or otherwise used to offset such investment exposure, as required by applicable regulatory guidance. The Trust's Board of Trustees has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy.

     PROFUND VP SMALL-CAP, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to small-cap companies.

     PROFUND VP EUROPE 30, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to European companies.

           Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with various benchmarks. Rather, the Advisor primarily uses statistical or mathematical analysis to determine the investments the ProFunds VP make and techniques the Advisor employs. While the Advisor attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of the ProFunds VP and the performance of their respective benchmarks), certain factors will tend to cause the investment results of the ProFunds VP to vary from their respective benchmarks. See "Special Considerations."

           Additional   information   concerning  the   characteristics  of  the
investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

           Each ProFund VP may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are subject to these market risks.

FOREIGN INVESTMENT RISK

           Each ProFund VP may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). Special U.S. tax considerations may apply to investments in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds' VP receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

           Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds' VP investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

           Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds' VP shareholders.

           Each ProFund VP also may invest in New York shares (or "direct shares"). New York shares are foreign stocks, denominated in U.S. dollars, traded on U.S. exchanges without being converted into American Depositary Receipts ("ADRs"). These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

           ProFund VP Europe 30 is subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

INVESTMENT IN EUROPE

           ProFund VP Europe 30 focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern

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technology  and the  lack  of a  sufficient  capital  base  to  expand  business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

           The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

           Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

           Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

DEPOSITARY RECEIPTS

           Each ProFund VP may invest in American Depositary Receipts ("ADRs"). For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a ProFund VP can avoid currency risks during the settlement period for either purchases or sales.

           In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

           A ProFund VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

           A ProFund VP may also invest in Global Depositary Receipts ("GDRs"), New York shares and ordinary shares. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

CURRENCY RISK

           The ProFunds VP, and in particular ProFund VP Europe 30, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund VP does so, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. The Advisor does not engage in activities designed to hedge against currency fluctuations.

FUTURES CONTRACTS AND RELATED OPTIONS

           The ProFunds VP may purchase or sell futures contracts, and options on futures contracts, as a substitute for a comparable market position in the underlying securities or to pursue their investment objectives. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

           When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

           Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

           When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position, earmark or segregate (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

           The ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

           The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

           A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the futures contract. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

           Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that a ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

           The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

           A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

           Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) segregate cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

           The ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

           Some stock index options are based on a broad market index such as the S&P 500(R) Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange
(the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

           Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

           Each ProFund VP may buy and write (sell) options on securities for the purpose of pursuing its investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

           If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

           Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

           The ProFunds VP may engage in short sales transactions under which those ProFunds VP sell a security they do not own. To complete such a transaction, the ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

           Until the ProFund VP closes its short position or replaces the borrowed security, the ProFund VP will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

           The ProFunds VP may enter into equity index or interest rate swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in secuities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

           Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, the current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

           A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or liquid instruments. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

           Each ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

           Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and the ProFund VP will segregate cash or liquid instrument, having an aggregate net asset value at least equal to such accrued excess. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid instruments, as permitted by applicable law, the ProFunds VP and the Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to applicable borrowing restrictions.

           The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

           The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES

           Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques the ProFunds VP employ, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

           Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities

REPURCHASE AGREEMENTS

           Each ProFund VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each ProFund VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of its total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

           The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFunds VP intend to use the reverse repurchase technique only when it will be to a ProFund VP's advantage to do so. A ProFund VP will segregate cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

CASH RESERVES

           To seek its investment objective, as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

           The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

           As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

           Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

           Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining its net asset value. A ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A ProFund VP will segregate cash or liquid instruments equal to or greater in value than its purchase commitments for such when-issued or delayed-delivery securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

           Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, its shareholders will indirectly bear a proportionate share of the fees and expenses paid by such other investment company, in addition to the investment advisory fees payable directly by the ProFund VP and the other fees and expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

           Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

           Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of the Trust has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the liquidity of a ProFund VP.

PORTFOLIO TURNOVER

           The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because the portfolio turnover rate of each ProFund VP to a great extent will depend on the purchase, redemption, and exchange activity of its investors, it is difficult to estimate what the actual turnover rate for a ProFund VP will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

           To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

           TRACKING ERROR. While the Advisor expects that each of the ProFunds VP will track its benchmark index with a high level of correlation, several factors may affect the ability of a ProFund VP to achieve this correlation. Among these factors are: (1) a ProFund VP's expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by a ProFund VP; (2) less than all of the securities in the underlying securities index being held by a ProFund VP and securities not included in the underlying securities index being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP's share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the portfolio holdings of a ProFund VP to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported by the insurance companies prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of a ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

           LEVERAGE. Each ProFund VP may utilize leverage in pursuing its investment objective. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a ProFund VP to pay interest, which would decrease the ProFund VP's total return to shareholders.

           NON-DIVERSIFIED STATUS. Each ProFund VP is a "non-diversified" series. Each ProFund VP is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. The portfolio securities of a ProFund VP, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The classification of a ProFund VP as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on the ProFunds VP that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

                             INVESTMENT RESTRICTIONS

           Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

           A ProFund VP may not:

1. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFunds VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including REITS.

2. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

3. Issue senior securities to the extent such issuance would violate applicable law.

4. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and
           (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

5. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

           Each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information, as they may be revised from time to time.

                        DETERMINATION OF NET ASSET VALUE

           The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange are open for business.

           To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares.

           The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value using methods established or ratified by the Trustees of the Trust.

           The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued based on market closing price. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are generally valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

           Futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

      In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be fair value priced on the basis of the day's settlement prices.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

           The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

           Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

           In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

           The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

           Subject to the requirements of best execution, the Advisor may consider sales of Trust shares as a factor in the selection of broker-dealers to execute portfolio transactions.

           For the fiscal years ended December 31, 1999, 2000, and 2001, each ProFund VP listed below paid brokerage commissions in the following amounts:

                              BROKERAGE COMMISSIONS

-----------------------------------------------------------------------------------------------
        PROFUND VP                 FYE 12/31/99           FYE 12/31/00         FYE 12/31/01
-----------------------------------------------------------------------------------------------
ProFund VP Bull                          N/A                    N/A               $17,831
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap                     N/A                    N/A               $343,956
-----------------------------------------------------------------------------------------------
ProFund VP Europe 30                   $2,856                $463,652             $283,028
-----------------------------------------------------------------------------------------------

                             MANAGEMENT OF PROFUNDS

TRUSTEES AND OFFICERS

TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
        NAME, ADDRESS, AND AGE      POSITION(S)      TERM OF OFFICE          PRINCIPAL           NUMBER OF       OTHER DIRECTORSHIPS
                                   HELD WITH THE      AND LENGTH OF    OCCUPATION(S) DURING    PORTFOLIOS IN       HELD BY TRUSTEE
                                       TRUST           TIME SERVED         PAST 5 YEARS         FUND COMPLEX
                                                                                                OVERSEEN BY
                                                                                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Russell S. Reynolds, III          Trustee           Indefinite;        Directorship Search          92          Directorship Search
c/o Directorship Search Group,                      October 1997 to    Group, Inc.                              Group, Inc.
Suite 250                                           present            (Executive
8 Sound Shore Drive                                                    Recruitment):
Greenwich, CT 06831                                                    Managing Director
Age:  44                                                               (March 1993 to
                                                                       Present)
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Wachs                  Trustee           Indefinite;        AMC Delancey Group,          92          AMC Delancey Group,
7501 Wisconsin Avenue,                              October 1997 to    Inc. (Real Estate                        Inc.
Suite 1000                                          present            Development): Vice
Bethesda, MD  20814                                                    President (January
Age:  40                                                               2001 to Present);
                                                                       Delancey Investment
                                                                       Group, Inc. (Real
                                                                       Estate Development):
                                                                       Vice President (May
                                                                       1996 to December
                                                                       2000);
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Michael L. Sapir*                 Trustee           Indefinite;        Chairman and Chief           92
7501 Wisconsin Avenue,                              April 1997 to      Executive Officer of
Suite 1000                                          present            the Advisor (April
Bethesda, MD  20814                                                    1997 to present)
Age:  43
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Sapir may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with the Advisor.

EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
       NAME, ADDRESS, AND AGE     POSITION(S) HELD WITH TRUST      TERM OF OFFICE AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING
                                                                           TIME SERVED                       PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael L. Sapir                 Chairman and President          Indefinite; April 1997 to         Chairman and Chief Executive
7501 Wisconsin Avenue,                                           present                           Officer of the Advisor (April
Suite 1000                                                                                         1997 to present)
Bethesda, MD  20814
Age:  43
------------------------------------------------------------------------------------------------------------------------------------
Louis M. Mayberg                 Secretary                       Indefinite; April 1997 to         President of the Advisor (May
7501 Wisconsin Avenue,                                           present                           1997 to present).
Suite 1000
Bethesda, MD  20814
Age:  39
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Pierce                 Treasurer                       Indefinite; February 2002 to      BISYS Fund Services: Vice
3435 Stelzer Road                                                present                           President of Accounting (April
Columbus, OH 43219                                                                                 1999 to present);  CAN
Age:  36                                                                                           Insurance: Manager (April 1996
                                                                                                   to April 1999)
------------------------------------------------------------------------------------------------------------------------------------
John Danko                       Vice President                  Indefinite; August 1999 to        BISYS Fund Services: Director
60 State Street                                                  present                           of Client Services (February
Boston, MA 02109                                                                                   1997 to present)
Age:  35
------------------------------------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES

           Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

AUDIT COMMITTEE

           The Board of Trustees has an Audit Committee, whose function is to oversee the Trust's accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust's financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two
(2) meetings during the last year.

           Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------------
               NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY
                                              SECURITIES IN THE          TRUST SECURITIES IN ALL REGISTERED
                                                                      INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
                                                                          IN FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------
Russell S. Reynolds, III                               None                             None
-----------------------------------------------------------------------------------------------------------------
Michael L. Sapir                                       None                             None
-----------------------------------------------------------------------------------------------------------------
Michael C. Wachs                                       None                             None
-----------------------------------------------------------------------------------------------------------------

           As of April 1, 2002, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares any class of any ProFund VP.

           No non-interested Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2001.

           No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

           No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

           o the Trust;
           o an officer of the Trust;
           o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

           o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

           o the Advisor or the principal underwriter of the ProFunds VP,
           o an officer of the Advisor or the principal underwriter of the ProFunds VP;
           o a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or
           o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

TRUSTEE COMPENSATION

           For the fiscal year ended December 31, 2001, the Trust paid the following compensation to the Trustees of the Trust:

----------------------------------------------------------------------------------------------------------------------------
      NAME OF PERSON, POSITION       AGGREGATE      PENSION OR RETIREMENT      ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
                                   COMPENSATION    BENEFITS ACCRUED AS PART      BENEFITS UPON      TRUST AND FUND COMPLEX
                                    FROM TRUST*      OF TRUST EXPENSES**          RETIREMENT          PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Russell S. Reynolds, III,
Trustee                               $11,000                 $0                      $0                   $11,000
----------------------------------------------------------------------------------------------------------------------------
Michael L. Sapir, Trustee,
Chairman and President                  $0                    $0                      $0                     $0
----------------------------------------------------------------------------------------------------------------------------
Michael C. Wachs,
Trustee                               $11,000                 $0                      $0                   $11,000
----------------------------------------------------------------------------------------------------------------------------

* The Trust pays each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

** The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

           Under an investment advisory agreement between the Trust, on behalf of the ProFunds VP, and the Advisor dated October, 1997 and amended and restated as of February 18, 1998, October 15, 1999, January 24, 2000, May 5, 2000, August 24, 2000, December 8, 2000, January 26, 2001, May 1, 2001, September 1, 2001 and
May 1, 2002, each ProFund VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of the Trustees and the officers of the ProFund VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

      In  determining  whether  it  was  appropriate  to  approve  the  Advisory
Agreement on behalf of the ProFunds, the Board requested information, provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

o The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services, the profitability of ProFund Advisors's relationship with the ProFunds VP, and the comparability of the fees paid to fees paid by other investment companies;

o The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds VP and the ProFund VP's historic performance, including the success of the ProFunds VP in tracking benchmarks and achieving stated investment objectives;

o The Advisor's entrepreneurial commitment to the management of the ProFunds VP and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisors's assets to the successful operation of the ProFunds VP;

o The Advisor's representations regarding its staffing and capabilities to manage the ProFunds VP, including the retention of personnel with relevant portfolio management experience; and

o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

       In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the each ProFund and its shareholders.

           For the fiscal years ended December 31, 1999, 2000, and 2001, for each ProFund VP listed below, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts:

                                                    ADVISORY FEES
                                                    FYE 12/31

                                         1999                        2000                           2001
                                   Earned       Waived       Earned        Waived          Earned        Waived
                               -----------------------------------------------------------------------------------
 ProFund VP Bull               N/A             N/A        N/A              N/A           $  36,109      --
 ProFund VP Small-Cap          N/A             N/A        N/A              N/A           $  43,040      $14,621
 ProFund VP Europe 30          $  2,323        $1,195     $   314,549      --            $314,701       --

CODE OF ETHICS

           The  Trust,  the  Advisor,  and  ProFunds   Distributor,   Inc.  (the
"Distributor") each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliate persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP. Such transactions are reported on a regular basis.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

           BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under

Federal  and  state  securities  laws.  The  Administrator  also  maintains  the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The
Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

           The Trust, as of January 1, 2001, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average daily net assets of all series of the Trust. This fee ranges from 0.05% of aggregate average daily net assets of $0 to $2 billion to 0.02% of aggregate average daily net assets of $10 billion and over on an annual basis, on an annual basis. Prior to January 1, 2001, the Trust paid BISYS a fee ranging from 0.15% of average daily net assets of $0 to $300 million to .05% of average daily net assets of $1 billion and over, on an annual basis. BISYS Funds Services Ohio, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for each series of the Trust, for which BISYS receives additional fees. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

           For the fiscal years ended December 31, 1999, 2000, and 2001, for each ProFund VP listed below, BISYS, as Administrator, was entitled to, and voluntarily waived, the following administration fees:

                                            ADMINISTRATION FEES
                                                 FYE 12/31

                                      1999                        2000                           2001
                                Earned       Waived       Earned        Waived          Earned           Waived
                            -----------------------------------------------------------------------------------
ProFund VP Bull                  N/A           N/A           N/A          N/A          $  1,555            --
ProFund VP Small-Cap             N/A           N/A           N/A          N/A          $  1,433            --
ProFund VP Europe 30           $ 155         $ 155      $ 20,938           --          $ 23,271            --

        The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays to the Advisor a fee at the annual rate of 0.15% of its average daily net assets for all ProFunds VP.

           For the fiscal years ended December 31, 1999, 2000, and 2001, for each ProFund VP listed below, ProFunds Advisors LLC was entitled to, and voluntarily waived, management services fees in the following amounts:

                                 MANAGEMENT SERVICES FEES
                                        FYE 12/31

                                         1999                          2000                          2001
                                Earned          Waived         Earned        Waived        Earned         Waived
                            -----------------------------------------------------------------------------------
ProFund VP Bull                   N/A             N/A              N/A        N/A         $  7,222            --
ProFund VP Small-Cap              N/A             N/A              N/A        N/A         $  8,608        $8,608
ProFund VP Europe 30            $ 465           $ 465         $ 62,910         --         $ 62,940            --

CUSTODIAN

           UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES

           The  Trust,  on behalf  of the  ProFunds  VP,  has  entered  into the administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer's separate account with the ProFunds VP, including necessary coordination with other service providers;
coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.50% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer's separate account.

           From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by other insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFund VP's investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. For the fiscal year ended December 31, 2001, the Advisor did not pay, out of its own assets, any amounts associated with administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

           For the fiscal years ended December 31, 1999, 2000, and 2001, each ProFund VP listed below paid the following administrative services fees:

                          ADMINISTRATIVE SERVICES FEES
                                    FYE 12/31

                                   1999           2000           2001
                              --------------------------------------------
ProFund VP Bull                    N/A             N/A         $  9,454
ProFund VP Small-Cap               N/A             N/A         $ 11,478
ProFund VP Europe 30              $ 774         $104,849       $133,061

INDEPENDENT ACCOUNTANTS

           PricewaterhouseCoopers LLP serves as independent accountants to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

           Dechert serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION (12b-1) PLAN

           Pursuant to a 12b-1 Plan ("Distribution Plan"), the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

           The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

           The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

           The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

           For the fiscal year ended December 31, 2001, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan in connection with making shares of the ProFunds VP available as funding vehicles for variable contracts:

                             DISTRIBUTION PLAN FEES
                                    FYE 12/31

                                                             2001
                                                      -----------------
                         ProFund VP Bull                  $  12,037
                         ProFund VP Small-Cap             $  14,347
                         ProFund VP Europe 30             $ 104,900


                               COSTS AND EXPENSES

           Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

          ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

           ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust comprises multiple separately managed series. Other series may be added in the future.

           All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

           Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

           The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

                                 CAPITALIZATION

           As of April 1, 2002, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the ProFunds VP, except as set forth below:

PROFUND VP BULL                                        TOTAL SHARES          PERCENTAGE
--------------------                                   ------------          ----------
Golden American Life Insurance Company                 980,963.776             100.00%
1475 Dunwoody Drive
West Chester, PA 19380

PROFUND VP SMALL-CAP                                   TOTAL SHARES          PERCENTAGE
--------------------                                   ------------          ----------

Golden American Life Insurance Company                1,700,309.888            100.00%
1475 Dunwoody Drive
West Chester, PA 19380

PROFUND VP EUROPE 30                                   TOTAL SHARES          PERCENTAGE
--------------------                                   ------------          ----------

American Skandia Life Assurance Corp.                 2,660,849.773            93.59%
One Corporate Drive
Shelton, CT  06484

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund VP's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

                                    TAXATION

           Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of

ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

           Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

           As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

           If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each ProFund VP believes that it is not subject to the excise tax, each intends to make the distributions required to avoid the imposition of such a tax. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

           Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the

ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to both qualify as a regulated investment company and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

           The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings. Your control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contractowners were not the owners of separate account assets. For example, the certain ProFunds VP are generally narrower in focus than the investment options described in one IRS ruling in which "the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments" was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contractowners in that case.

           In the event that rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

MARKET DISCOUNT

           If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is the "market discount". If the amount of the market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of the market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

           Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

           Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

EQUALIZATION ACCOUNTING

           Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the undistributed investment company taxable income and net capital gain of the ProFund VP. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the ProFund VP; the total return on a shareholder's investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

           From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

           The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

           Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

      The average annual total return for each ProFund VP that commenced operations on or before December 31, 2001 for the year ended December 31, 2001 and period from commencement of operations to December 31, 2001, were as follows:

                                                                           Since Commencement
                                                      1 Year                  Of Operations
                                        --------------------------------------------------------
ProFund VP Bull                         N/A                       -10.20% (1)
ProFund VP Small-Cap                    N/A                       - 4.80% (1)
ProFund VP Europe 30                    -24.14%                    -9.00% (2)
(1) The Fund commenced operations on May 1, 2001.
(2) The Fund commenced operations on October 18, 1999.

           This performance data represents past performance and is not an indication of future results. The recent growth in the stock market, particularly the technology industry, has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the performance of the ProFunds VP may be subject to substantial short-term changes. The total returns of the ProFunds VP do not show the effects of income taxes on an individual's investments.

COMPARISONS OF INVESTMENT PERFORMANCE

           In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be useful measures of the quality of the investment performance of a ProFund VP. In particular, performance information for ProFund VP Bull, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average.

           In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for ProFund VP Bull, and from the "Small Company Growth Funds" grouping for ProFund VP Small-Cap. In addition, rankings, ratings, and comparisons may be used with respect to any of the ProFunds VP.

           Further information about the performance of the ProFunds VP is contained in the annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI. However, because the ProFunds VP have no history of investment operations, they have not yet prepared any shareholder reports.

OTHER INFORMATION

           The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or the Frank Russell Company, and neither Standard & Poor's nor the Frank Russell Company makes any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the "Indices"), to track general stock market performance. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)" and "500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds VP. "Russell 2000(R) Index" is a trademark of the Frank Russell Company.

           S&P's and Frank Russell Company's (the "Licensors") only relationship to the ProFunds VP, as series of ProFunds (the "Licensee") is the licensing of certain trademarks and trade names of the Licensors. The Licensors have no obligation to take the needs of the Licensee or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The Licensors are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The Licensors have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

           THE FRANK RUSSELL COMPANY AND S&P DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THEIR RESPECTIVE INDICES OR ANY DATA INCLUDED THEREIN, AND THE FRANK RUSSELL COMPANY AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE FRANK RUSSELL AND S&P MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF THE PROFUNDS VP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THEIR RESPECTIVE INDICES OR ANY DATA INCLUDED THEREIN. THE FRANK RUSSELL COMPANY AND S&P MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THEIR RESPECTIVE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE FRANK RUSSELL COMPANY OR S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS

           The Report of Independent Accountants and Financial Statements of those ProFunds VP in operation for the fiscal period ended December 31, 2001 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 776-3637.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A

                            PROFUNDS EUROPE 30 INDEX

COMPANY NAME
------------

AVENTIS-ADR
ALLIANZ AG-ADR
ASTRAZENECA-ADR
BANCO BILBAO-ADR
BARCLAYS PLC-ADR
BP PLC-ADR
CREDIT SUISS-ADR
DIAGEO PLC-ADR
DEUTSCHE TEL-ADR
ENI SPA-ADR
E.ON AG-ADR
ERICSSON LM-ADR
FRANCE TELEC-ADR
GLAXOSMITHKL-ADR
HSBC HOLDING-ADR
ING GROEP-ADR
LLOYDS TSB GR-AD
NOKIA CORP -ADR
NOVARTIS AG-ADR
PHILIPS ELEC-NY
ROYAL DUT PE-NYS
SAP AG-SPONS ADR
SHELL TRANSP-ADR
SIEMENS AG-ADR
BANCO SANTAN-ADR
TELEFONICA-ADR
TELECOM ITAL-ADR
TOTAL FINA E-ADR
VIVENDI UNIV-ADR
VODAFONE GRP-ADR

                                  APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

      S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

      AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

      AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

      AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury ProFunds VP.

      AA+, AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

      AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

      General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

      Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

      AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

      S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

      Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

      F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

      Duff 1+: Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

      Duff 1: Very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor.

      Duff 1 minus: High certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small.

      Duff 2: Good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

      Duff 3: Represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

      F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

      A: Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB: Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

      BB: Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

      B: Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

      CCC: Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

      CC: Obligations which are highly speculative or which have a high risk of default.

      C: Obligations which are currently in default.

      Notes: "+" or "-".

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

      F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

      A3: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

      B: Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C: Obligations for which there is an inadequate capacity to ensure timely repayment.

      D: Obligations which have a high risk of default or which are currently in default

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

      TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated 'TBW-1'.

      TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      TWB-4:   The  lowest   rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

      AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

      AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

      A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

      BB: While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

      B: Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

      CCC: Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

      CC-"CC": is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

      D: Default

      These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

PROFUNDS VP

      FINANCIAL
      HEALTHCARE
      TECHNOLOGY




> Prospectus

  May 1, 2002



This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  >   TABLE OF CONTENTS


  1   PROFUNDS VP OVERVIEW

  8      FINANCIAL
  9      HEALTHCARE
 10      TECHNOLOGY

 11   GENERAL PROFUNDS VP INFORMATION

 15   PROFUNDS VP MANAGEMENT

 19   FINANCIAL HIGHLIGHTS

> PROFUNDS VP OVERVIEW


"EACH PROFUND VP SEEKS TO PROVIDE ITS SHAREHOLDERS WITH PREDICTABLE DAILY INVESTMENT RETURNS APPROXIMATING ITS BENCHMARK BY INVESTING IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS."



PROFUNDS VP OVERVIEW > 1

> ProFunds VP Objectives

The ProFunds VP described in this prospectus seek to provide daily investment results, before fees and expenses, that correspond to the daily performance of a particular BENCHMARK.1 In each case, the benchmark is the daily performance of a specified Dow Jones U.S. Index.

PROFUND VP     DOW JONES U.S. INDEX    DAILY OBJECTIVE    TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------
Financial      Financial Sector        Match (100%)       Securities within the financial sector of
                                                          the U.S. equity market

Healthcare     Healthcare Sector       Match (100%)       Securities within the healthcare sector of
                                                          the U.S. equity market

-----------------------------------------------------------------------------------------------------
Technology     Technology Sector       Match (100%)       Securities within the technology sector of
                                                          the U.S. equity market

The ProFunds VP are designed to allow investors to gain investment exposure to a particular economic sector of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve a ProFund VP's investment objective of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, the ProFund VP's investment adviser, ProFund Advisors LLC ("ProFund Advisors"), uses a "passive" mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular security or instrument, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. The ProFunds VP may invest in securities that are not included in the indicies underlying their benchmarks if ProFund Advisors believes it is appropriate in view of the ProFund VPs' investment objectives.

Each ProFund VP, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to the type of investment suggested by its name. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, U.S. government securities, repurchase agreements, or a combination of the foregoing.

The ProFunds VP principally invest in:

> A combination of securities and financial instruments that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index;

>    Futures contracts and options on futures contracts; and

--------------------------------------------------------------------------------
1 A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Financial has a benchmark of matching (100%) the daily return of the Dow Jones U.S. Financial Sector Index.


2 < PROFUNDS VP OVERVIEW

> Financial instruments such as equity caps, collars, floors, swaps, forward contracts, depositary receipts, and options on securities and stock indices.

ALL OF THE PROFUNDS VP may invest in futures contracts on stock indices, options on futures contracts, options contracts, swaps and the other financial instruments noted above as a substitute for investing directly in stocks in order to gain exposure to the appropriate benchmark index. Each ProFund VP may hold U.S. government securities, including government agency securities, money market instruments or cash equivalents. In addition, all of the ProFunds VP may borrow money for investment purposes.

WHAT THE PROFUNDS VP DO

Each ProFund VP:

> Seeks to provide its shareholders with predictable daily investment returns approximating its benchmark by investing in securities and other financial instruments. These financial instruments may include futures, options on futures and swaps.

>    Uses a passive mathematical approach to investing its assets.

>    Pursues its objective regardless of market conditions, trends or direction.

>    Seeks to provide correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

ProFund Advisors does not:

> Conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP.

> Invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

>    Adopt  defensive   positions  by  investing  in  cash  or  other  financial
     instruments in anticipation of an adverse climate for the benchmark indices of the ProFunds VP.

In addition, ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Investors should be aware that the investments made by a ProFund VP and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the ProFund VP.

PRINCIPAL RISKS OF INVESTING IN THE PROFUNDS VP

Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any ProFund VP will achieve its investment objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives. Some of the risks that are common (unless otherwise specified) to the ProFunds VP are:

MARKET RISK--The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as devel-


                                                        PROFUNDS VP OVERVIEW > 3

> PROFUNDS VP OVERVIEW


opments  that  impact  specific  economic  sectors,   industries  or  companies.
Investors in the ProFunds VP should normally lose money on days when the index underlying their benchmark declines.

EQUITY RISK--The ProFunds VP may seek exposure to the equity markets. The equity markets are volatile, and the value of securities, futures, option contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. Small and mid-capitalization companies may lack the financial and personnel resources to handle economic setbacks, and their securities typically are less liquid than larger companies' securities. The risk of equity investing may be particularly acute when a ProFund VP invests in the securities of issuers with small market capitalization.

DEBT INSTRUMENT RISK--Each ProFund VP may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

CONCENTRATION RISK--Since each ProFund VP maintains exposure to a limited number of issuers conducting business in a specific market or industry sector, it is subject to the risk that those issuers (or that market sector) will perform poorly, and the ProFund VP will be negatively impacted by that poor performance.

CORRELATION RISK--A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high level of correlation. A ProFund VP may invest in securities or in other financial instruments not included in its underlying index. A ProFund VP may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive trade information after the exchange or market closes, potentially resulting in the ProFund VP being over or under exposed. An exchange or market may close early, which may result in a ProFund VP being unable to sell or buy securities on that day. An exchange or market may halt trading in securities held by a ProFund VP, which may result in a ProFund VP being unable to sell or buy certain options or futures contracts. In such circumstances, a ProFund VP may be unable to accurately price its outstanding investments or may incur substantial trading losses. In addition to other factors, actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported to the ProFund VP by the insurance companies prior to the time the ProFund VP's share price is calculated. These factors may adversely affect a ProFund VP's correlation with its benchmark. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective.


4 < PROFUNDS VP OVERVIEW

LEVERAGE RISK--ALL OF THE PROFUNDS VP may borrow money for investment purposes. Leveraged investment techniques provide greater investment exposure than a ProFund VP's investment. Use of leverage can magnify the effects of changes in the value of the ProFunds VP and makes them more volatile. The leveraged investment techniques that the ProFunds VP employ should cause investors in these ProFunds VP to lose more money in adverse environments.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES--The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, swaps, futures contracts and other similar instruments, particularly when used to create leverage, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

LIQUIDITY RISK--In certain circumstances, such as the disruption of the orderly markets for financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

NON-DIVERSIFICATION RISK--The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose benchmark index comprises a small number of stocks or other securities.

ACTIVE TRADING RISK--ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

SWAP COUNTERPARTY CREDIT RISK--The ProFunds VP are subject to credit or performance risk on the amount each ProFund VP expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a ProFund VP will cause the value of the ProFund VP to decrease.

OPERATIONAL RISK--There can be no assurances that any ProFund VP will grow to or maintain an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

THE INVESTMENT OBJECTIVE OF EACH PROFUND VP IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PROFUND VP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


                                                        PROFUNDS VP OVERVIEW > 5

> PROFUNDS VP OVERVIEW


WHO MAY WANT TO CONSIDER A PROFUNDS VP INVESTMENT

The ProFunds VP may be appropriate for investors who desire to add investments in economic sectors with perceived above average growth potential, who actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change, and who want to hedge against anticipated price decreases of other holdings.

Important Concepts

> LEVERAGE and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value.

> FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day.

> SWAP AGREEMENTS are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by a ProFund VP to achieve investment exposure to its benchmark index. If a ProFund VP returns the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund VP makes a profit on the difference. If the current market price is greater when the time comes to return the security, the ProFund VP will incur a loss on the transaction.

> AMERICAN DEPOSITARY RECEIPTS (ADRs) represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

> GLOBAL DEPOSITARY RECEIPTS (GDRs) are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

> NEW YORK SHARES (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.


6 < PROFUNDS VP OVERVIEW

The ProFunds VP:


>    Are not federally insured

>    Are not guaranteed by any government agency

>    Are not bank deposits

>    Are not guaranteed to achieve their objectives





                                                        PROFUNDS VP OVERVIEW > 7

> PROFUND VP FINANCIAL


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 2.

The Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks, major international banks, insurance companies, companies that invest, directly or indirectly, in real estate, Fannie Mae, credit card insurers, check cashing companies, mortgage lenders, investment advisers, savings and loans, savings banks, thrifts, building associations and societies, credit unions, securities broker-dealers, investment banks, merchant banks, online brokers, publicly traded stock exchanges, and specialty finance companies.

As of March 31, 2002, the Index consisted of 284 stocks. Its three largest stocks were Citigroup Inc., American International Group Inc. and Bank of America Corp. (which comprised 11.30%, 7.31% and 4.73%, respectively, of its market capitalization). PROFUND VP FINANCIAL will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in banks and diversified financial companies, which comprised 37.58% and 26.86%, respectively, of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 3, PROFUND VP FINANCIAL is also subject to the following risks:

> Companies in this sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

> The profitability of companies in this sector is adversely affected by increases in interest rates.

> The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

>    Banks and insurance companies may be subject to severe price competition.

> Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP FINANCIAL commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


8 < PROFUND VP FINANCIAL

> PROFUND VP HEALTHCARE


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 2.

The Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals.

As of March 31, 2002, the Index consisted of 183 stocks. Its three largest stocks were Pfizer Inc., Johnson & Johnson and Merck & Co. Inc. (which comprised 15.55%, 12.33% and 8.10%, respectively, of its market capitalization). PROFUND VP HEALTHCARE will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in pharmaceuticals, which comprised 60.90% of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 3, PROFUND VP HEALTHCARE is also subject to the following risks:

> Many companies in this sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies.

> Companies in this sector are subject to extensive litigation based on product liability and similar claims.

> Companies in this sector are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

> Many new products in this sector are subject to the approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly.

>    Companies in this sector may be susceptible to product obsolescence.

> Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP HEALTHCARE commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                       PROFUND VP HEALTHCARE > 9

> PROFUND VP TECHNOLOGY


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 2.

The Index measures the performance of the technology economic sector of the U.S. equity market. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology.

As of March 31, 2002, the Index consisted of 319 stocks. Its three largest stocks were Microsoft Corp., Intel Corp. and International Business Machines Corp. (which comprised 15.34%, 11.14% and 9.75%, respectively, of its market capitalization). PROFUND VP TECHNOLOGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2002, the Index was concentrated in semiconductors and software, which comprised 29.40% and 28.68%, respectively, of its market capitalization.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 3, PROFUND VP TECHNOLOGY is also subject to the following risks:

> Technology companies face intense competition, both domestically and internationally.

> Technology companies may have limited product lines, markets, financial resources or personnel.

> The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

> Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

> Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Fund Performance

Because PROFUND VP TECHNOLOGY commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


10 < PROFUND VPTECHNOLOGY

> GENERAL PROFUNDS VP
  INFORMATION


"PURCHASES AND REDEMPTIONS OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER RECEIPT AND ACCEPTANCE OF A PURCHASE ORDER OR RECEIPT OF A REDEMPTION REQUEST."


                                            GENERAL PROFUNDS VP INFORMATION > 11

> GENERAL PROFUNDS VP INFORMATION


CALCULATING SHARE PRICES

Each ProFund VP calculates its daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

A ProFund VP values shares by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for an investment, or if an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. In the event that a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close, portfolio investments may be valued at fair value, or in a manner that is different from that described above. See the Statement of Additional Information for more details.

THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated in 2002: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. Either or both of these exchanges may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash contribution.


12 < GENERAL PROFUNDS VP INFORMATION

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN AND SERVICE FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets


                                            GENERAL PROFUNDS VP INFORMATION > 13

> GENERAL PROFUNDS VP INFORMATION


and at no cost to the ProFunds VP, amounts to broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.


14 < GENERAL PROFUNDS VP INFORMATION

> PROFUNDS VP MANAGEMENT


"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF ALL SERIES OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."




                                                     PROFUNDS VP MANAGEMENT > 15

> PROFUNDS VP MANAGEMENT


Board of Trustees and Officers

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP.
Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $2.1 billion in assets as of December 31, 2001. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive fees equal to 0.75% of the average daily net assets of each of the ProFunds VP.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank, in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors since 1997, has more than 30 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at the University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs client support and administrative services for the ProFunds VP. Each ProFund VP pays a fee of 0.15%, on an annual basis, of its average daily net assets for these services.


16 < PROFUNDS VP MANAGEMENT

INDEX INFORMATION

"Dow Jones" and the name of each Dow Jones sector index are service marks of Dow Jones & Company, Inc.

DOW JONES DOES NOT:

>    Sponsor, endorse, sell or promote the ProFunds VP.

> Recommend that any person invest in the ProFunds VP or any other securities.

> Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP. > Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

> Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE PROFUNDS VP. SPECIFICALLY, DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

> THE RESULTS TO BE OBTAINED BY THE PROFUNDS VP, INVESTORS IN THE PROFUNDS VP OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES SECTOR INDICES AND THE DATA INCLUDED IN THE DOW JONES SECTOR INDICES;

>    THE ACCURACY OR COMPLETENESS OF THE INDICES AND THEIR DATA; OR

> THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES SECTOR INDICES AND ITS DATA.

> DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS IN THE DOW JONES SECTOR INDICES OR THEIR DATA.

> UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

> THE LICENSING AGREEMENT BETWEEN PROFUNDS AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE INVESTORS IN THE PROFUNDS VP OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.



                                                     PROFUNDS VP MANAGEMENT > 17

                       This page intentionally left blank






18 < PROFUNDS VP MANAGEMENT

> FINANCIAL HIGHLIGHTS


"THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT ON THE FINANCIAL STATEMENTS OF THE PROFUNDS VP APPEARS IN THE ANNUAL REPORT OF THE PROFUNDS VP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001."




                                                       FINANCIAL HIGHLIGHTS > 19

> FINANCIAL HIGHLIGHTS


The following tables provide a picture of the performance of each of the ProFunds VP for the period ended December 31, 2001 since inception. This information does not reflect charges and fees associated with insurance company separate accounts or any insurance contract for which a ProFund VP is an investment option. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the annual report of the ProFunds VP for the fiscal year ended December 31, 2001. The annual report is available free of charge by phoning 888-776-3637.




20 < FINANCIAL HIGHLIGHTS

PROFUND VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                             JANUARY 22, 2001(A)
                                                                   THROUGH
                                                              DECEMBER 31, 2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                    -------
   INVESTMENT ACTIVITIES:
   Net investment income                                              0.04(b)
   Net realized and unrealized losses on investments                 (2.02)
                                                                    -------
   Total loss from investment activities                             (1.98)
                                                                    -------
   NET ASSET VALUE, END OF PERIOD                                   $28.02
                                                                    ======
   TOTAL RETURN                                                      (6.60)%(c)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                                     $20,088,893
   Ratio of expenses to average net assets                            2.10%(d)
   Ratio of net investment income to average net assets               0.16%(d)
   Portfolio turnover                                                 1330%
--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.




                                                       FINANCIAL HIGHLIGHTS > 21

> FINANCIAL HIGHLIGHTS


PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                             JANUARY 22, 2001(A)
                                                                   THROUGH
                                                              DECEMBER 31, 2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                    ------
   INVESTMENT ACTIVITIES:
   Net investment loss                                               (0.30)(b)
   Net realized and unrealized losses on investments                 (1.27)
                                                                    ------
   Total loss from investment activities                             (1.57)
                                                                    ------
   NET ASSET VALUE, END OF PERIOD                                   $28.43
                                                                    ======
   TOTAL RETURN                                                      (5.23)%(c)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                                     $33,227,245
   Ratio of expenses to average net assets                            2.06%(d)
   Ratio of net investment loss to average net assets                (1.10)%(d)
   Portfolio turnover                                                 1032%
--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)   Not annualized.
(d)   Annualized.




22 < FINANCIAL HIGHLIGHTS

ProFund VP Technology

Selected data for a share of beneficial interest outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                             JANUARY 22, 2001(A)
                                                                   THROUGH
                                                              DECEMBER 31, 2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                    ------
   INVESTMENT ACTIVITIES:
   Net investment loss                                               (0.34)(b)
   Net realized and unrealized losses on investments                (11.69)
                                                                    ------
   Total loss from investment activities                            (12.03)
                                                                    ------
   NET ASSET VALUE, END OF PERIOD                                   $17.97
                                                                    ======
   TOTAL RETURN                                                     (40.10)%(c)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                                     $15,409,820
   Ratio of expenses to average net assets                            2.10%(d)
   Ratio of net investment loss to average net assets                (1.91)%(d)
   Portfolio turnover                                                 2548%
--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)   Not annualized.
(d)   Annualized.




                                                       FINANCIAL HIGHLIGHTS > 23

Additional Information about certain of the investments of the ProFunds VP is available in ProFunds VP's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.


You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, dated May 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in ProFunds VP, write us at:


PROFUNDS

     P.O. BOX 182800
     COLUMBUS, OH 43218-2800

     or call our toll-free numbers:
     (888) 776-3637 For Investors
     (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com


You can find reports and other information about the ProFunds VP on the SEC's website (http://www.sec.govt), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, UltraSector and Innovations in Indexing are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD


                                     [LOGO]
                                    PROFUNDS

                             INNOVATIONS IN INDEXING


                                       Investment Company Act File No. 811-08239
                                                                           PROBK

BULLISH PROFUNDS VP

      BULL PLUS
      ULTRAMID-CAP
      ULTRASMALL-CAP
      ULTRAOTC


BEARISH PROFUND VP

      BEAR


PROFUND VP MONEY MARKET


>     Prospectus

      May 1, 2002

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  >   TABLE OF CONTENTS

  1   PROFUNDS VP OVERVIEW

  9   BULLISH PROFUNDS VP
 10      BULL PLUS
 11      ULTRAMID-CAP
 12      ULTRASMALL-CAP
 14      ULTRAOTC

 16   BEARISH PROFUND VP

 17      BEAR

 18   PROFUND VP MONEY MARKET


 22   GENERAL PROFUNDS VP INFORMATION

 28   PROFUNDS VP MANAGEMENT

 32   FINANCIAL HIGHLIGHTS

>   ProFunds VP Overview

"EACH PROFUND VP SEEKS TO PROVIDE ITS SHAREHOLDERS WITH PREDICTABLE DAILY INVESTMENT RETURNS APPROXIMATING ITS BENCHMARK BY INVESTING IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS."




                                                        PROFUNDS VP OVERVIEW > 1

> PROFUNDS VP OVERVIEW


PROFUNDS VP OBJECTIVES

Except for PROFUND VP MONEY MARKET, the ProFunds VP described in this prospectus seek to provide daily investment results, before fees and expenses, that correspond to the daily performance of a particular BENCHMARK.(1)

BULLISH PROFUNDS VP: These ProFunds VP seek to provide daily investment results, before fees and expenses, that increase one and one half times (150%) or double (200%) the daily performance of an index.

PROFUND VP        INDEX                  DAILY OBJECTIVE        TYPES OF COMPANIES IN INDEX
----------------------------------------------------------------------------------------------------------
Bull Plus         S&P 500(R)Index        One and one half       Diverse, widely traded,
                                         times (150%)           large capitalization

UltraMid-Cap      S&P MidCap 400 Index   Double (200%)          Diverse, widely traded, mid-capitalization

UltraSmall-Cap    Russell 2000(R)Index   Double (200%)          Diverse, small capitalization

UltraOTC          NASDAQ-100 Index(R)    Double (200%)          Large capitalization, most with
                                                                technology and/or growth orientation

BEARISH PROFUND VP: This ProFund VP seeks to provide daily investment results, before fees and expenses, that match (100%) the inverse of the daily performance of an index.

PROFUND VP        INDEX                  DAILY OBJECTIVE        TYPES OF COMPANIES IN INDEX
----------------------------------------------------------------------------------------------------------
Bear              S&P 500 Index          100% of the Inverse    Diverse, widely traded, large
                                                                capitalization

BULLISH PROFUNDS VP

> The investment objective of PROFUND VP BULL PLUS is to seek daily investment results, before fees and expenses, that correspond to one and one half times (150%) the daily performance of the S&P 500 Index. The investment results of PROFUND VP BULL PLUS should magnify (both positively and negatively) the daily performance of the S&P 500 Index.

> The investment objective of each of PROFUND VP ULTRAMID-CAP, PROFUND VP ULTRASMALL-CAP and PROFUND VP ULTRAOTC (collectively, "UltraBullish ProFunds VP") is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of a specified stock market index. The investment results of these ProFunds VP should magnify (both positively and negatively) the daily performance of its benchmark index.

BEARISH PROFUND VP

>    The  investment  objective  of PROFUND VP BEAR is to seek daily  investment
     results,   before  fees  and  expenses,  that  correspond  to  the  inverse
     (opposite) of the daily performance of the S&P 500 Index.


--------------------------------------------------------------------------------
(1) A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Bull Plus has a benchmark of one and one half times (150%) the daily return of the S&P 500 Index.


2 < PROFUNDS VP OVERVIEW

> The net asset value of shares of PROFUND VP BEAR should go down when the S&P 500 Index goes up on a given day.

PROFUND VP MONEY MARKET

The ProFunds VP also offer PROFUND VP MONEY MARKET, which is discussed later in this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The following discussion of investment strategies covers all the ProFunds VP, with the exception of PROFUND VP MONEY MARKET, whose investment objective and strategies are covered later in this prospectus in the section titled "ProFund VP Money Market."

In seeking to achieve a ProFund VP's investment objective of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, the ProFund VP's investment adviser, ProFund Advisors LLC ("ProFund Advisors"), uses a "passive" mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular security or instrument, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective.

Each of PROFUND VP ULTRAMID-CAP and PROFUND VP ULTRASMALL-CAP, under normal circumstances, seeks its investment objective by committing at least 80% of its assets to investments that, in combination, have investment characteristics similar to the type of investment suggested by its name. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, U.S. government securities, repurchase agreements, or a combination of two or more of the foregoing.

PROFUND VP BULL PLUS, PROFUND VP ULTRAMID-CAP, PROFUND VP ULTRASMALL-CAP and PROFUND VP ULTRAOTC principally invest in:

> A combination of securities and financial instruments that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index;

>    Futures contracts and options on futures contracts; and

> Financial instruments such as equity caps, collars, floors, swaps, forward contracts, depositary receipts, and options on securities and stock indices.

PROFUND VP BEAR generally does not invest in traditional securities, such as common stock of operating companies. Rather, PROFUND VP BEAR principally invests in futures contracts, options on futures contracts, options contracts, swaps, forward contracts and other financial instruments, and engages in short sales. Pursuant to the techniques employed for PROFUND VP BEAR, these instruments will typically generate a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which PROFUND VP BEAR terminates the position.


                                                        PROFUNDS VP OVERVIEW > 3

>  PROFUNDS VP OVERVIEW


ALL OF THE PROFUNDS VP may invest in futures contracts on stock indices, options on futures contracts, and the other financial instruments noted above as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Each ProFund VP may hold U.S. government securities, including government agency securities, money market instruments or cash equivalents. In addition, all of the ProFunds VP may borrow money for investment purposes.

PROFUND VP BULL PLUS, PROFUND VP ULTRAMID-CAP,

PROFUND VP ULTRASMALL-CAP and PROFUND VP ULTRAOTC may invest in futures contracts, options on futures contracts, options contracts, swaps and the other financial instruments noted above in order to produce economically "leveraged" investment results. Leverage is a way to magnify market movements into larger changes in the value of the investments of these ProFunds VP.

WHAT THE PROFUNDS VP DO

Each ProFund VP:

> Seeks to provide its shareholders with predictable daily investment returns approximating its benchmark by investing in securities and other financial instruments. These financial instruments may include futures, options on futures and swaps.

>    Uses a passive mathematical approach to investing its assets.

>    Pursues its objective regardless of market conditions, trends or direction.

> Seeks to provide positive or negative correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

ProFund Advisors does not:

> Conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP.

> Invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

>    Adopt  defensive   positions  by  investing  in  cash  or  other  financial
     instruments in anticipation of an adverse climate for the benchmark indices of the ProFunds VP.

In addition, the ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents these ProFunds VP from achieving such results.

Investors should be aware that the investments made by a ProFund VP and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the ProFund VP.


4 < PROFUNDS VP OVERVIEW

PRINCIPAL RISKS OF INVESTING IN THE PROFUNDS VP

Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any ProFund VP will achieve its investment objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives. Some of the risks that are common (unless otherwise specified) to the ProFunds VP are:

MARKET RISK--The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than PROFUND VP BEAR, should normally lose money on days when the index underlying their benchmark declines. Investors in PROFUND VP BEAR should lose money on days when the index underlying its benchmark increases.

EQUITY RISK--The ProFunds VP may seek exposure to the equity markets. The equity markets are volatile, and the value of securities, futures, option contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. Small and mid-capitalization companies may lack the financial and personnel resources to handle economic setbacks, and their securities typically are less liquid than larger companies' securities. The risk of equity investing may be particularly acute when a ProFund VP invests in the securities of issuers with small market capitalization. PROFUND VP BEAR responds differently to these risks than positively correlated funds.

DEBT INSTRUMENT RISK--Each ProFund VP may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

CORRELATION RISK--A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high level of correlation. A ProFund VP may invest in securities or in other financial instruments not included in its underlying index. A ProFund VP may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive trade information after the exchange or market closes, potentially resulting in the ProFund VP being over or under exposed. An exchange or market may close early, which may result in a ProFund VP being unable to sell or buy securities on that day. An exchange or market may halt trading in securities held by a ProFund VP, which may result in a ProFund VP being unable to sell or buy certain options or futures contracts. In such circumstances, a ProFund VP may be unable to accurately price its outstanding investments or may incur substantial trading losses. In addition to other factors, actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported to the ProFund VP by the insurance companies prior to the time the ProFund VP's share price is calculated. These factors may adversely affect


                                                        PROFUNDS VP OVERVIEW > 5

>  PROFUNDS VP OVERVIEW


a ProFund VP's correlation with its benchmark. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective.

LEVERAGE RISK--PROFUND VP BULL PLUS, PROFUND VP ULTRAMID-CAP, PROFUND VP ULTRA-SMALL-CAP and PROFUND VP ULTRAOTC employ leveraged investment techniques. ALL OF THE PROFUNDS VP may borrow money for investment purposes. Leveraged investment techniques provide greater investment exposure than a ProFund VP's investment. Use of leverage can magnify the effects of changes in the value of the ProFunds VP and makes them more volatile. The leveraged investment techniques that the ProFunds VP employ should cause investors in these ProFunds VP to lose more money in adverse environments.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES--The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, swaps, futures contracts and other similar instruments, particularly when used to create leverage, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

LIQUIDITY RISK--In certain circumstances, such as the disruption of the orderly markets for financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

NON-DIVERSIFICATION RISK--The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose benchmark index comprises a small number of stocks or other securities.

ACTIVE TRADING RISK--ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

SWAP COUNTERPARTY CREDIT RISK--The ProFunds VP are subject to credit or performance risk on the amount each ProFund VP expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a ProFund VP will cause the value of the ProFund VP to decrease.


6 < PROFUNDS VP OVERVIEW

OPERATIONAL RISK--There can be no assurances that any ProFund VP will grow to or maintain an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

THE INVESTMENT OBJECTIVE OF EACH PROFUND VP IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PROFUND VP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

WHO MAY WANT TO CONSIDER A PROFUNDS VP INVESTMENT

PROFUND VP BULL PLUS may be appropriate for investors who want to receive investment results approximating 150% of the daily performance of the S&P 500(R) Index.

The ULTRABULLISH PROFUNDS VP may be appropriate for investors who believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return, they will achieve superior results over time or are seeking to match an index's daily return with half the investment required of a conventional mutual fund. Investors in these ProFunds VP should understand that since each ULTRABULLISH PROFUND VP seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential for loss.

PROFUND VP BEAR may be appropriate for investors who expect the S&P 500 Index to decrease and desire to earn a profit as a result of the S&P 500 Index declining or who want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn that they anticipate.

PROFUND VP MONEY MARKET may be appropriate for investors who desire a high level of current income consistent with liquidity and preservation of capital.

IMPORTANT CONCEPTS

> LEVERAGE and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value.

> FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day.

> SWAP AGREEMENTS are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by PROFUND VP BEAR to seek gains when its benchmark index declines or by any ProFund VP to achieve investment exposure to its benchmark index. If a ProFund VP returns the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund VP makes a profit on the difference. If the current market price is greater when the time comes to return the security, the ProFund VP will incur a loss on the transaction.

> AMERICAN DEPOSITARY RECEIPTS (ADRs) represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments


                                                        PROFUNDS VP OVERVIEW > 7

>  PROFUNDS VP OVERVIEW


     that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

> GLOBAL DEPOSITARY RECEIPTS (GDRs) are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

> NEW YORK SHARES (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

THE PROFUNDS VP:

>    Are not federally insured

>    Are not guaranteed by any government agency

>    Are not bank deposits

>    Are not guaranteed to achieve their objectives






8 < PROFUNDS VP OVERVIEW

>   Bullish ProFunds VP

THE PROFUNDS VP CONTAINED IN THIS SECTION ARE BENCHMARKED TO A SPECIFIC BROAD MARKET INDEX. THE FOLLOWING CHART OUTLINES THESE PROFUNDS VP, THEIR INDICES AND DAILY OBJECTIVES.

                                                                DAILY
   PROFUND VP                 INDEX                             OBJECTIVE
--------------------------------------------------------------------------------
   BULL PLUS                  S&P 500(R) Index                  One and one half
                                                                times (150%)
   ULTRAMID-CAP               S&P MidCap 400 Index              Double (200%)
   ULTRASMALL-CAP             Russell 2000(R)Index              Double (200%)
   ULTRAOTC                   NASDAQ-100 Index(R)               Double (200%)




                                                         BULLISH PROFUNDS VP > 9

>  PROFUND VP BULL PLUS


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL PLUS seeks daily investment results, before fees and expenses, that correspond to one and one half times (150%) the daily performance of the S&P 500(R) Index. If PROFUND VP BULL PLUS is successful in meeting its objective, it should gain approximately one and one half times as much as the S&P 500 Index when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately one and one half times as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 3.

The S&P 500 Index is a widely used measure of large-capitalization U.S. stock market performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy. The companies in the S&P 500 Index account for nearly three-quarters of the value of all U.S. stocks.

PRINCIPAL RISK CONSIDERATIONS

The principal risks associated with PROFUND VP BULL PLUS are discussed in the "Overview" section beginning on page 5.

FUND PERFORMANCE

Because PROFUND VP BULL PLUS commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.




10 < BULLISH PROFUNDS VP

>  PROFUND VP ULTRAMID-CAP


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, it should gain approximately twice as much as the S&P MidCap 400 Index when the prices of the securities in the S&P MidCap 400 Index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 3.

The S&P MidCap 400 Index is a widely used measure of medium-capitalization U.S. stock market performance. It consists of the common stocks of 400 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 5, PROFUND VP ULTRAMID-CAP is also subject to the following risk:

MID-CAP COMPANY INVESTMENT RISK--PROFUND VP ULTRAMID-CAP could experience risks that a fund which invests primarily in large-capitalization, widely traded companies would not. Such risks could include:

> Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies; and

> Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

FUND PERFORMANCE

Because PROFUND VP ULTRAMID-CAP is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                        BULLISH PROFUNDS VP > 11

>  PROFUND VP ULTRASMALL-CAP


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000(R) Index. If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000 Index when the prices of the securities in the Russell 2000 Index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 3.

The Russell 2000 Index is an unmanaged index consisting of approximately 2,000 (1,905 as of March 31, 2002) of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the investable U.S. equity market.

Prior to May 1, 2000, PROFUND VP ULTRASMALL-CAP was named the "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000 Index.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 5, PROFUND VP ULTRASMALL-CAP is also subject to the following risk:

SMALL COMPANY INVESTMENT RISK--PROFUND VP ULTRASMALL-CAP could experience greater risks than a fund which invests primarily in large-capitalization, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

> Small companies tend to lack the financial and personnel resources to handle industry-wide setbacks and, as a result, such setbacks could have a greater effect on small companies' share prices.

> Small company stocks are typically less liquid than large company stocks, and efficiently liquidating positions in turbulent market conditions could become difficult.




12 < BULLISH PROFUNDS VP

FUND PERFORMANCE

The bar chart below shows how the performance of PROFUND VP ULTRASMALL-CAP has varied from year to year. The tables show how the average annual total returns for PROFUND VP ULTRASMALL-CAP compare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invest in PROFUND VP ULTRASMALL-CAP of any insurance contract for which it is an investment option. The charges and fees will reduce returns. Of course, past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

          [DATA BELOW REPRESENTS A BAR GRAPH IN THE PRINTED DOCUMENT]




            2000        2001
            ----        ----
           -22.14%     -7.61%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 43.56% (quarter ended December 31,
2001) and the lowest return was -39.21% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                   ONE           SINCE              INCEPTION
                                   YEAR          INCEPTION          DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap         -7.61%         -6.47%             10/18/99
Russell 2000(R)Index (1)           1.03%          8.40%             10/18/99

(1)  Reflects no deduction for fees or expenses.




                                                        BULLISH PROFUNDS VP > 13

>  PROFUND VP ULTRAOTC


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index(R). If PROFUND VP ULTRAOTC is successful in meeting its objective, it should gain approximately twice as much as the NASDAQ-100 Index when the prices of the securities in the NASDAQ-100 Index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 3.

The NASDAQ-100 Index contains 100 of the largest and most active non-financial domestic and international issuers listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ-100 Index include a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 5, PROFUND VP ULTRAOTC is also subject to the following risk:

TECHNOLOGY CONCENTRATION RISK--To the extent the NASDAQ-100 Index is currently concentrated in issuers conducting business in the technology sector, the technology companies making up PROFUND VP ULTRAOTC'S investments are subject to:

>    intense competition, both domestically and internationally;

>    limited product lines, markets, financial resources or personnel;

> product obsolescence due to rapid technological developments and frequent new product introduction;

> dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and

> heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.




14 < BULLISH PROFUNDS VP

FUND PERFORMANCE

The bar chart below shows how the performance of PROFUND VP ULTRAOTC has varied from year to year. The tables show how the average annual total returns for PROFUND VP ULTRAOTC compare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Of course, past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

          [DATA BELOW REPRESENTS A BAR GRAPH IN THE PRINTED DOCUMENT]

            2000        2001
            ----        ----
           -73.37%     -68.72%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was --61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                   ONE           SINCE              INCEPTION
                                   YEAR          INCEPTION          DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC               -68.72%        -52.18%            10/18/99
NASDAQ-100 Index(R)(1)            -32.65%        -16.74%            10/18/99

(1)  Reflects no deduction for fees or expenses.




                                                        BULLISH PROFUNDS VP > 15

>   Bearish ProFund VP

THE PROFUND VP CONTAINED IN THIS SECTION IS BENCHMARKED TO A SPECIFIC BROAD MARKET INDEX. THE FOLLOWING CHART OUTLINES THE PROFUND VP, ITS INDEX AND DAILY OBJECTIVE.

                                                          DAILY
   PROFUND VP               INDEX                         OBJECTIVE
--------------------------------------------------------------------------------
   BEAR                     S&P 500(R) Index              100% of the Inverse




16 < BEARISH PROFUND VP

>  PROFUND VP BEAR


GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500(R) Index. If PROFUND VP BEAR is successful in meeting its objective, the net asset value of PROFUND VP BEAR shares should increase in proportion to any daily decrease in the level of the S&P 500 Index. Conversely, the net asset value of PROFUND VP BEAR shares should decrease in proportion to any daily increase in the level of the S&P 500 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section beginning on page 3.

The S&P 500 Index is a widely used measure of large-capitalization U.S. stock market performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R) for their market size, liquidity and industry group representation. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the U.S. economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section beginning on page 5, PROFUND VP BEAR is also subject to inverse correlation risk. Shareholders in PROFUND VP BEAR should lose money when the S&P 500 Index, its underlying benchmark index, rises--A RESULT THAT IS THE OPPOSITE FROM TRADITIONAL EQUITY MUTUAL FUNDS.

FUND PERFORMANCE

Because PROFUND VP BEAR commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.




                                                         BEARISH PROFUND VP > 17

>   ProFund VP Money Market

"DURING PERIODS WHEN INVESTORS WANT TO MAINTAIN A NEUTRAL EXPOSURE TO THE STOCK MARKET, THE INCOME EARNED FROM AN INVESTMENT IN PROFUND VP MONEY MARKET CAN KEEP THEIR CAPITAL AT WORK."




18 < PROFUND VP MONEY MARKET

>  PROFUND VP MONEY MARKET


OBJECTIVE

PROFUND VP MONEY MARKET seeks as high a level of current income as is consistent with liquidity and preservation of capital.

STRATEGY

PROFUND VP MONEY MARKET invests in high-quality short-term money market instruments. ProFund Advisors anticipates that PROFUND VP MONEY MARKET will invest primarily in repurchase agreements within applicable credit quality and diversification requirements. Repurchase agreements are agreements to buy securities at one price, with simultaneous agreements to sell back the securities at a future date at an agreed-upon price. In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

> have received the highest short-term rating from two nationally recognized statistical rating organizations; or

> have received the highest short-term rating from one rating organization (if only one organization rates the security);

>    if unrated, are determined to be of similar quality by ProFund Advisors; or

> have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

PROFUND VP MONEY MARKET may invest primarily in repurchase agreements. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. In addition to repurchase agreements, PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

> Debt securities issued by U.S. and foreign banks, financial institutions, and corporations, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

> U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. government.

> Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.



                                                    PROFUND VP MONEY MARKET > 19

>  PROFUND VP MONEY MARKET


Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

SPECIFIC RISKS AND MEASURES TAKEN TO LIMIT THEM

REPURCHASE AGREEMENT RISK

A repurchase agreement exposes PROFUND VP MONEY MARKET to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, PROFUND VP MONEY MARKET can lose money because:

> it may not be able to sell the securities at the agreed-upon time and price.

>    the securities could lose value before they can be sold.

>    of a default or bankruptcy by a selling institution.

>    of a difficulty in exercising its rights to the collateral.


CREDIT RISK

A money market instrument's credit quality depends on the issuer's ability to pay interest and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.


INTEREST RATE RISK

Money market instruments, and most debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, PROFUND VP MONEY MARKET adheres to the following practices:

> it limits the dollar-weighted average maturity of the securities held by PROFUND VP MONEY MARKET to 90 days or less. Generally, rates of short-term instruments fluctuate less than longer-term bonds.

> it primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligations.

MARKET RISK

Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


20 < PROFUND VP MONEY MARKET

SECURITY SELECTION RISK

While PROFUND VP MONEY MARKET invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause its yield to lag behind those of similar money market funds.

CONCENTRATION RISK

Because PROFUND VP MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

PREPAYMENT RISK

When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce its income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

CONSIDERING A PROFUND VP MONEY MARKET INVESTMENT

Investors can take advantage of PROFUND VP MONEY MARKET in at least two ways:

> during periods when investors want to maintain a neutral exposure to the stock market, the income earned from an investment in PROFUND VP MONEY MARKET can keep their capital at work.

> PROFUND VP MONEY MARKET may be used in conjunction with other ProFunds VP to adjust an investor's target exposure to an index.

PROFUND VP MONEY MARKET PERFORMANCE

Because PROFUND VP MONEY MARKET commenced operations on October 29, 2001, it does not yet have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.




                                                    PROFUND VP MONEY MARKET > 21

>   General ProFunds VP
    Information

"PURCHASES AND REDEMPTIONS OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER RECEIPT AND ACCEPTANCE OF A PURCHASE ORDER OR RECEIPT OF A REDEMPTION REQUEST."




22 < GENERAL PROFUNDS VP INFORMATION

>  GENERAL PROFUND VP INFORMATION


CALCULATING SHARE PRICES
(ALL PROFUNDS VP EXCEPT PROFUND VP MONEY MARKET)

Each ProFund VP calculates its daily share prices on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

A ProFund VP values shares by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for an investment, or if an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. In the event that a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close, portfolio investments may be valued at fair value, or in a manner that is different from that described above. See the Statement of Additional Information for more details.

The NYSE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated in 2002: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. Either or both of these exchanges may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time.

CALCULATING PROFUND VP MONEY MARKET'S SHARE PRICE

PROFUND VP MONEY MARKET calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE and Chicago Mercantile Exchange are open for business. If the market for the primary investments in PROFUND VP MONEY MARKET closes early, PROFUND VP MONEY MARKET may close early, and it will cease taking transaction requests at such times. The net asset value per share of PROFUND VP MONEY MARKET will normally be $1.00, although ProFund Advisors cannot guarantee


                                            GENERAL PROFUNDS VP INFORMATION > 23

>  GENERAL PROFUNDS VP INFORMATION


that this will always be the case. PROFUND VP MONEY MARKET uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP, other than PROFUND VP MONEY MARKET, intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash contribution.

PROFUND VP MONEY MARKET declares dividends from net income daily and pays the dividends on a monthly basis. PROFUND VP MONEY MARKET will pay annually any long-term capital gains and any short-term capital gains that it did not distribute during the year, but reserves the right to include in the daily dividend any short-term capital gains on securities that it sells.

PROFUND VP MONEY MARKET may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insur-


24 < GENERAL PROFUNDS VP INFORMATION
ance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN AND SERVICE FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such con-


                                            GENERAL PROFUNDS VP INFORMATION > 25

>  GENERAL PROFUNDS VP INFORMATION


tracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.




26 < GENERAL PROFUNDS VP INFORMATION

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                                            GENERAL PROFUNDS VP INFORMATION > 27

>   ProFunds VP Management


"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF ALL SERIES OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."




28 < PROFUNDS VP MANAGEMENT

>  PROFUNDS VP MANAGEMENT


BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP.
Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $2.1 billion in assets as of December 31, 2001. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive annual fees equal to 0.75% of the average daily net assets of each of the ProFunds VP. During the year ended December 31, 2001, each ProFund VP which had a full year of operations paid ProFunds Advisors fees in the following amounts:

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
   ULTRASMALL-CAP                                              0.75%
   ULTRAOTC                                                    0.75%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.


                                                     PROFUNDS VP MANAGEMENT > 29

>  PROFUNDS VP MANAGEMENT


ProFund Advisors also performs client support and administrative services for the ProFunds VP. Each ProFund VP pays a fee of 0.15%, on an annual basis, of its average daily net assets for these services.

INDEX INFORMATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "500(R)," "S&P MidCap 400" and "Standard & Poor's Mid-Cap 400," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index(R)" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's, NASDAQ or the Frank Russell Company, and neither Standard & Poor's, NASDAQ nor the Frank Russell Company makes any representations regarding the advisability of investing in the ProFunds VP.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.




30 < PROFUNDS VP MANAGEMENT

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                                                     PROFUNDS VP MANAGEMENT > 31

>      Financial Highlights

"THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT ON THE FINANCIAL STATEMENTS OF THE PROFUNDS VP APPEARS IN THE ANNUAL REPORT OF THE PROFUNDS VP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001."




32 < FINANCIAL HIGHLIGHTS

>  FINANCIAL HIGHLIGHTS


The following tables provide a picture of the performance of the ProFunds VP for each year ended December 31 since inception. Information is not presented for ProFund VP UltraMid-Cap, because it was not open for investment as of December 31, 2001. This information does not reflect charges and fees associated with insurance company separate accounts or any insurance contract for which a ProFund VP is an investment option. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the annual report of the ProFunds VP for the fiscal year ended December 31, 2001. The annual report is available free of charge by phoning 888-776-3637.




                                                       FINANCIAL HIGHLIGHTS > 33

>  FINANCIAL HIGHLIGHTS


PROFUND VP BULL PLUS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                             JANUARY 22, 2001(a)
                                                                  THROUGH
                                                                 DECEMBER 31,
                                                                    2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                    ------
   INVESTMENT ACTIVITIES:
   Net investment loss                                               (0.09)(b)
   Net realized and unrealized losses on
   investments and futures contracts                                 (7.20)
                                                                    ------
   Total loss from investment activities                             (7.29)
                                                                    ------
   NET ASSET VALUE, END OF PERIOD                                   $22.71
                                                                    ======
   TOTAL RETURN                                                     (24.30)%(c)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                                     $64,185,852
   Ratio of expenses to average net assets                            1.94%(d)
   Ratio of net investment loss to average net assets                (0.42)%(d)
   Portfolio turnover                                                  682%
--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b) Per share net investment loss has been calculated using the daily average shares method.
(c)   Not annualized.
(d)   Annualized.




34 < FINANCIAL HIGHLIGHTS

PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIOD
                                             FOR THE YEAR      FOR THE YEAR   OCTOBER 18, 1999(a)
                                                 ENDED             ENDED            THROUGH
                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                 2001              2000              1999
------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD         $27.61           $35.99             $30.00
                                                ------           ------             ------
   INVESTMENT ACTIVITIES:
   Net investment income/(loss)                  (0.17)(b)        (0.04)(b)           0.06
   Net realized and unrealized gains/(losses)
     on investments and futures contracts        (1.93)           (7.90)              5.93
                                                ------           ------             ------
   Total income/(loss) from investment
     activities                                  (2.10)           (7.94)              5.99
                                                ------           ------             ------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            --            (0.02)                --
   Net realized gains on investments and
   futures contracts                                --            (0.40)                --
   In excess of net realized gains on
     investments and futures contracts              --            (0.02)                --
                                                ------           ------             ------
   Total distributions                              --            (0.44)                --
                                                ------           ------             ------
   NET ASSET VALUE, END OF PERIOD               $25.51           $27.61             $35.99
                                                ======           ======             ======
   TOTAL RETURN                                  (7.61)%         (22.14)%            19.97%(c)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                 $89,040,827      $33,387,952         $9,803,920
   Ratio of expenses to average net assets        2.11%            1.95%              1.70%(d)
   Ratio of net investment/(loss) to
     average net assets                          (0.69)%          (0.12)%             1.75%(d)
   Ratio of expenses to average net assets*       2.11%            2.24%              2.53%(d)
   Portfolio turnover                              842%            1971%               686%
------------------------------------------------------------------------------------------------

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Commencement of operations.

(b) Per share net investment income/(loss) has been calculated using the daily average shares method.

(c)  Not annualized.

(d)  Annualized.




                                                       FINANCIAL HIGHLIGHTS > 35

>  FINANCIAL HIGHLIGHTS


PROFUND VP ULTRAOTC

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIOD
                                             FOR THE YEAR      FOR THE YEAR   OCTOBER 18, 1999(a)
                                                 ENDED             ENDED            THROUGH
                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                 2001              2000              1999
-------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD         $15.44           $70.93             $30.00
                                                ------           ------             ------
   INVESTMENT ACTIVITIES:
   Net investment income loss                    (0.11)(b)        (0.40)(b)          (0.06)
   Net realized and unrealized gains/(losses)
     on investments, futures contracts and
     swap contracts                             (10.50)          (51.29)             40.99
                                                ------           ------             ------
   Total income/(loss) from investment
     activities                                 (10.61)          (51.69)             40.93
                                                ------           ------             ------
   DISTRIBUTION TO SHAREHOLDERS FROM:
   Net realized gains on investments and
   futures contracts                                --            (2.25)                --
   In excess of net realized gains on
     investments and futures contracts              --            (1.55)                --
                                                ------           ------             ------
   Total distributions                              --            (3.80)                --
                                                ------           ------             ------
   NET ASSET VALUE, END OF PERIOD                $4.83           $15.44             $70.93
                                                ======          =======            =======
   TOTAL RETURN                                 (68.72)%         (73.37)%           136.43%(c)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                $102,131,351     $115,497,878        $67,897,587
   Ratio of expenses to average net assets        1.95%            1.65%              1.65%(d)
   Ratio of net investment loss to average
     net assets                                  (1.60)%          (0.79)%            (0.77)%(d)
   Ratio of expenses to average net assets*       1.95%            1.65%              1.97%(d)
   Portfolio turnover                              465%             683%               101%
-------------------------------------------------------------------------------------------------

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Commencement of operations.

(b) Per share net investment loss has been calculated using the daily average shares method.

(c)  Not annualized.

(d)  Annualized.




36 < FINANCIAL HIGHLIGHTS

PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                             JANUARY 22, 2001(a)
                                                                  THROUGH
                                                                 DECEMBER 31,
                                                                    2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                    ------
   INVESTMENT ACTIVITIES:
   Net investment income                                              0.26(b)
   Net realized and unrealized gains on
     investments and futures contracts                                4.81(c)
                                                                    ------
   Total income from investment activities                            5.07
                                                                    ------
   NET ASSET VALUE, END OF PERIOD                                   $35.07
                                                                    ======
   TOTAL RETURN                                                      16.90%(d)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                                     $37,290,245
   Ratio of expenses to average net assets                            1.89%(e)
   Ratio of net investment income to average net assets               0.77%(e)
   Portfolio turnover                                                 1144%
--------------------------------------------------------------------------------
(a)  Commencement of operations.

(b) Per share net investment income has been calculated using the daily average shares method.

(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Not annualized.

(e)  Annualized.




                                                       FINANCIAL HIGHLIGHTS > 37

>  FINANCIAL HIGHLIGHTS


ProFund VP Money Market

Selected data for a share of beneficial interest outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                             OCTOBER 29, 2001(a)
                                                                  THROUGH
                                                                 DECEMBER 31,
                                                                    2001
--------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                             $1.000
                                                                    ------
   INVESTMENT ACTIVITIES:
   Net investment income                                             0.001(b)
                                                                    ------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (0.001)
                                                                    ------
   NET ASSET VALUE, END OF PERIOD                                   $1.000
                                                                    ======
   TOTAL RETURN                                                       0.08%(b)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year                                     $60,979,654
   Ratio of expenses to average net assets                            1.60%(c)
   Ratio of net investment income to average net assets               0.27%(c)
--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Not annualized.
(c)  Annualized.




38 < FINANCIAL HIGHLIGHTS

Additional information about certain of the investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.


You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information dated May 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the ProFunds VP, write to us at:


PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Investors
   (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

   or visit our website www.profunds.com.




You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Ultra, UltraSector and Innovations in Indexing are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD


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